                                                     Registration No. 333-68601

      As Filed with the Securities and Exchange Commission on August 25, 1999

                         SECURITIES AND EXCHANGE COMMISSION
                               Washington, D.C. 20549

                            Post-Effective Amendment No. 2

                                      FORM S-6

                FOR REGISTRATION UNDER THE SECURITIES ACT OF 1933 OF
              SECURITIES OF UNIT INVESTMENT TRUSTS REGISTERED ON FORM
                                       N-8B-2

A.   Exact name of trust: Sun Life of Canada (U.S.) Variable Account I

B.   Name of depositor: Sun Life Assurance Company of Canada (U.S.)

C.   Complete address of depositor's principal executive offices:

          One Sun Life Executive Park
          Wellesley Hills, Massachusetts 02481

D.   Name and complete address of agent for service:

          Ellen B. King
          Secretary
          Sun Life Assurance Company of Canada (U.S.)
          One Sun Life Executive Park
          Wellesley Hills, Massachusetts 02481

     Copies to:

          Michael Berenson, Esq.
          Jorden Burt Boros Cicchetti Berenson & Johnson LLP
          Suite 400 East
          1025 Thomas Jefferson St. N.W.
          Washington, D.C. 20007-0805

     It is proposed that this filing will become effective (check appropriate box)

     X    immediately upon filing pursuant to paragraph (b)

     __   on (date) pursuant to paragraph (b)

     __   60 days after filing pursuant to paragraph (a)(l)

     __   on (date) pursuant to paragraph (a)(l) of Rule 485.


E.   Title of securities being registered:

          Flexible Premium Combination Fixed and Variable Life Insurance
          Policies.

F.   Approximate date of proposed public offering:

          As soon as practicable after the effective date of this Registration Statement.

                      RECONCILIATION AND TIE BETWEEN
                        FORM N-8B-2 AND PROSPECTUS

ITEM NO. OF
FORM N-8B-2              CAPTION IN PROSPECTUS
-----------              ---------------------

     1.                  Cover page

     2.                  Cover page

     3.                  Not applicable

     4.                  Distribution of Policy

     5.                  The Variable Account

     6.                  The Variable Account

     7.                  Not applicable

     8.                  Other Information -- Financial Statements

     9.                  Other Information -- Legal Proceedings

     10.                 Summary of Policy; The Variable Account; The Funds;
                         About the Policy; Voting Rights; Federal Income Tax Considerations

     11.                 Summary of Policy; The Variable Account; The Funds

     12.                 Summary of Policy; The Funds

     13. Summary of Policy; Expenses of the Funds; About the Policy -- Charges and Deductions; Distribution of Policy; Federal Income Tax
                         Considerations

     14.                 About the Policy -- Policy Application, Issuance and
                         Initial Premium

     15. About the Policy -- Policy Application, Issuance and Initial Premium, -- Right of Return Period, -- Premium Payments, -- Account Value, -- Transfer Privileges

     16. The Funds; About the Policy -- Premium Payments, -- Account Value, -- Transfer Privileges,
                         -- Surrenders and Surrender Charges, -- Partial Surrenders, -- Policy Loans

     17. Summary of Policy; About the Policy -- Account Value, -- Surrenders and Surrender Charges, -- Right of Return Period

     18.                 The Variable Account; About the Policy -- Account
                         Value

     19. About the Policy -- Other Policy Provisions -- Reports to Owner

     20.                 Not applicable

     21.                 About the Policy -- Policy Loans, -- Death Benefit,
                         -- Account Value

     22.                 Not applicable

     23.                 Our Directors and Executive Officers

     24.                 Not applicable

     25.                 Sun Life Assurance Company of Canada (U.S.)

     26.                 Not applicable

     27.                 Sun Life Assurance Company of Canada (U.S.)

     28. Sun Life Assurance Company of Canada (U.S.); Our Directors and Executive Officers

     29.                 Sun Life Assurance Company of Canada (U.S.)

     30.                 Not applicable

     31.                 Not applicable

     32.                 Not applicable

     33.                 Not applicable

     34.                 Not applicable

     35.                 Distribution of Policy

     36.                 Not applicable

     37.                 Not applicable

     38.                 Distribution of Policy

     39.                 Sun Life Assurance Company of Canada (U.S.);
                         Distribution of Policy

     40.                 Not applicable

     41.                 Sun Life Assurance Company of Canada (U.S.);
                         Distribution of Policy

     42.                 Not applicable

     43.                 Not applicable

     44.                 About the Policy -- Application, Issuance and
                         Initial Premium, -- Right of Return Period, -- Premium Payments, -- Account Value, -- Transfer Privileges,
                         -- Charges and Deductions

     45.                 Not applicable

     46.                 About the Policy -- Application, Issuance and
                         Initial Premium, -- Right of Return Period, -- Premium Payments, -- Account Value, -- Transfer Privileges

     47.                 The Funds

     48. Cover page; Sun Life Assurance Company of Canada (U.S.); The Variable Account

     49.                 Not applicable

     50.                 The Variable Account

     51. Summary of Policy; Sun Life Assurance Company of Canada (U.S.); About the Policy

     52. The Funds; The Variable Account; About the Policy -- Other Policy Provisions -- Addition, Deletion or Substitution of Investments, -- Modification

     53.                 Federal Income Tax Considerations

     54.                 Not applicable

     55.                 Not applicable

     56.                 Not applicable

     57.                 Not applicable


     58.                 Not applicable


     59.                 Not applicable

                               PART I

   [LOGO]

                                                                      PROSPECTUS

One Sun Life Executive Park
Wellesley Hills, Massachusetts 02481
(800) 700-6554

                   FUTURITY VARIABLE UNIVERSAL LIFE INSURANCE

                  SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT I
   A FLEXIBLE PREMIUM COMBINATION FIXED AND VARIABLE UNIVERSAL LIFE INSURANCE
                                     POLICY

    This prospectus describes the variable portions of a combination fixed and variable universal life insurance policy (the "POLICY") issued by Sun Life Assurance Company of Canada (U.S.) ("WE" or "US"). The Policy allows "YOU," the policyowner, within certain limits, to:

    - choose the type and amount of insurance coverage you need and increase or decrease that coverage as your insurance needs change;

    -   choose the amount and timing of premium payments;

    - allocate net premium payments among 32 investment options (including 31 variable investment options and one fixed account investment option) and transfer Account Value among available investment options as your investment objectives change; and

    - access your Policy's Account Value through loans and partial or total surrenders.

    This prospectus contains important information you should understand before purchasing a Policy. We use certain special terms which are defined in Appendix
A. You should read this prospectus carefully and keep it for future reference.

    NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED THESE SECURITIES OR DETERMINED THAT THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


                                August 25, 1999

                    VARIABLE SUB-ACCOUNT INVESTMENT OPTIONS

    The assets of Sun Life of Canada (U.S.) Variable Account I (the "Variable Account") are divided into 31 variable Sub-Accounts. Each Sub-Account uses its assets to purchase, at their net asset value, shares of the following mutual funds or series thereof (the "Funds").

AIM VARIABLE INSURANCE FUNDS, INC.               MFS/SUN LIFE SERIES TRUST
  AIM V.I. Capital Appreciation Fund             Capital Appreciation Series
  AIM V.I. Growth Fund                           Emerging Growth Series
  AIM V.I. Growth and Income Fund                Government Securities Series
  AIM V.I. International Equity Fund             High Yield Series
                                                 Massachusetts Investors Growth Stock
THE ALGER AMERICAN FUND                          Series
  Alger American Growth Portfolio                Massachusetts Investors Trust Series
  Alger American Income and Growth Portfolio     New Discovery Series
  Alger American Small Capitalization Portfolio  Total Return Series
                                                 Utilities Series
GOLDMAN SACHS VARIABLE INSURANCE TRUST
  Goldman Sachs VIT CORE Large Cap Growth Fund   OCC ACCUMULATION TRUST
  Goldman Sachs VIT CORE Small Cap Equity Fund   Equity Portfolio
  Goldman Sachs VIT CORE U.S. Equity Fund        Managed Portfolio
  Goldman Sachs VIT Growth and Income Fund       Mid Cap Portfolio
  Goldman Sachs VIT International Equity Fund    Small Cap Portfolio

                                                 SUN CAPITAL ADVISERS TRUST
                                                 Sun Capital Blue Chip Mid Cap Fund
                                                 Sun Capital Investors Foundation Fund
                                                 Sun Capital Investment Grade Bond Fund
                                                 Sun Capital Money Market Fund
                                                 Sun Capital Real Estate Fund
                                                 Sun Capital Select Equity Fund

                              FIXED ACCOUNT OPTION

    We periodically credit interest on amounts allocated to the fixed account option at an effective annual rate guaranteed to be at least 3%.

                        II            FUTURITY VARIABLE UNIVERSAL LIFE INSURANCE

                                          TABLE OF CONTENTS


          TOPIC                                                         PAGE
          ------------------------------------------------------------  ----
          Summary of Policy...........................................    1
          Sun Life Assurance Company of Canada (U.S.).................    7
          The Variable Account........................................    7
          The Funds...................................................    8
          Fees and Expenses of the Funds..............................   13
          Our General Account.........................................   14
          About the Policy............................................   14
            Policy Application, Issuance and Initial Premium..........   14
            Right of Return Period....................................   15
            Premium Payments..........................................   16
              Premium.................................................   16
              Net Premiums............................................   16
              Allocation of Net Premium...............................   16
              Planned Periodic Premiums...............................   17
            Death Benefit.............................................   17
            Changes in Specified Face Amount..........................   18
              Minimum Changes.........................................   18
              Increases...............................................   18
              Decreases...............................................   19
            Surrenders and Surrender Charges..........................   19
            Partial Surrenders........................................   21
            Policy Loans..............................................   21
            Investment Programs.......................................   22
              Dollar Cost Averaging...................................   22
              Asset Rebalancing.......................................   23
              Asset Allocation........................................   23
            Transfer Privileges.......................................   23
            Account Value.............................................   25
              Variable Account Value..................................   25
              Net Investment Factor...................................   26
              Fixed Account Value.....................................   27
              Insufficient Value......................................   28
              Minimum Premium Test (No-Lapse Guarantee)...............   29
              Grace Period............................................   29
              Splitting Units.........................................   29
            Charges and Deductions....................................   29
              Expense Charges Applied to Premium......................   29
              Mortality and Expense Risk Charge.......................   30
              Monthly Expense Charge..................................   30


                        III           FUTURITY VARIABLE UNIVERSAL LIFE INSURANCE

          TOPIC                                                         PAGE
          ------------------------------------------------------------  ----
              Monthly Cost of Insurance...............................   30
              Monthly Cost of Insurance Rates.........................   31
              Basis of Computation....................................   31
            Waivers; Reduced Charges; Credits; Bonus Guaranteed
              Interest Rates..........................................   31
            Maturity Date Extension...................................   31
            Supplemental Benefits.....................................   32
              Accelerated Benefits Rider..............................   32
              Accidental Death Benefit Rider..........................   33
              Waiver of Monthly Deductions Rider......................   33
              Payment of Stipulated Amount Rider......................   35
            Termination of Policy.....................................   36
            Reinstatement.............................................   36
            Deferral of Payment.......................................   38
            Rights of Owner...........................................   38
            Rights of Beneficiary.....................................   39
            Other Policy Provisions...................................   39
              Addition, Deletion or Substitution of Investments.......   39
              Entire Contract.........................................   39
              Alteration..............................................   39
              Modification............................................   39
              Assignments.............................................   40
              Nonparticipating........................................   40
              Misstatement of Age or Sex (Non-Unisex Policy)..........   40
              Suicide.................................................   40
              Incontestability........................................   41
              Report to Owner.........................................   41
              Illustrations...........................................   41
          Performance Information.....................................   41
            Portfolio Performance.....................................   41
            Adjusted Portfolio Performance............................   42
            Other Information.........................................   42
          Federal Income Tax Considerations...........................   43
            Tax Status of the Policy..................................   44
            Diversification of Investments............................   44
            Tax Treatment of Policy Benefits..........................   44
              Life Insurance Death Benefit Proceeds...................   44
              Tax Deferred Accumulation...............................   45
              Distributions...........................................   45
              Modified Endowment Contracts............................   46
              Distributions under Modified Endowment Contracts........   46
              Distributions under a Policy That Is Not a MEC..........   47


                        IV            FUTURITY VARIABLE UNIVERSAL LIFE INSURANCE

          TOPIC                                                         PAGE
          ------------------------------------------------------------  ----
              Policy Loan Interest....................................   47
              Multiple Policies.......................................   47
              Federal Income Tax Withholding..........................   48
            Our Taxes.................................................   48
          Distribution of Policy......................................   48
          Voting Rights...............................................   49
          Our Directors and Executive Officers........................   50
          Other Information...........................................   54
            State Regulation..........................................   54
            Legal Proceedings.........................................   54
            Experts...................................................   55
            Accountants...............................................   55
            Registration Statements...................................   55
            Year 2000 Compliance......................................   55
            Financial Statements......................................   57
          Appendix A--Glossary of Policy Terms........................  A-1
          Appendix B--Table of Death Benefit Percentages..............  B-1
          Appendix C--Sample Hypothetical Illustrations...............  C-1


               THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY JURISDICTION WHERE THE OFFERING WOULD NOT BE LAWFUL. YOU SHOULD RELY ONLY ON THE INFORMATION CONTAINED IN THIS PROSPECTUS OR IN THE PROSPECTUS OR STATEMENT OF ADDITIONAL INFORMATION OF THE FUNDS. WE HAVE NOT AUTHORIZED ANYONE TO PROVIDE YOU WITH INFORMATION THAT IS DIFFERENT.


                        V             FUTURITY VARIABLE UNIVERSAL LIFE INSURANCE

                                        SUMMARY OF POLICY

                       RIGHT OF RETURN PERIOD

                           You may return your Policy to us for any reason and
                       receive a refund within 10 days from the date of receipt of your Policy. A longer period may apply in some states.

                       PREMIUM PAYMENTS

                       - You must make a minimum initial premium payment, the amount of which will vary based on various factors, including your age and the death benefit you select.

                       - Thereafter, you choose the amount and timing of premium payments, within certain limits.

                       - You may allocate your net premium payments among the Policy's available investment options.

                       DEATH BENEFIT

                       -   You have a choice of two death benefit options--


 SPECIFIED FACE        -  the SPECIFIED FACE AMOUNT; or
 AMOUNT is the             -  the sum of the Specified Face Amount and the
 minimum amount of           Account Value of your Policy.
 life insurance in     -  For each option, the death benefit may be greater if
 your Policy.            necessary to satisfy federal tax laws.

                       -   After the first Policy Year, you may:


                           -   change your death benefit option;

                           -   increase the Specified Face Amount,
                               subject to satisfactory evidence of
                               insurability; or

                           -   decrease the Specified Face Amount,
                               provided that the Specified Face
                               Amount after the decrease is not less
                               than an amount we specify in your
                               Policy.

                       THE VARIABLE ACCOUNT

                       - We have established a variable separate account to fund the variable benefits under the Policy.

                       - The assets of the variable separate account are insulated from the claims of our general creditors.

                                      FUTURITY VARIABLE UNIVERSAL LIFE INSURANCE

                       INVESTMENT OPTIONS

                       - You may allocate your net premium payments among the 31 variable Sub-Accounts and the fixed account option listed on the front cover of this prospectus.

                       - Each Sub-Account invests exclusively in shares of a mutual fund portfolio.

                       - You may transfer amounts from one Sub-Account to another or to the Fixed Account Value, subject to any limits that may be imposed by the Funds.

                       - You may transfer amounts from the fixed account option, subject to our rules as they may exist from time to time.

                       SUPPLEMENTAL BENEFITS

                       -   The following riders are available--

                           -   accelerated benefits;

                           -   accidental death benefit;

                           -   waiver of monthly deductions; and

                           -   payment of stipulated amount.

                       - We will deduct the cost, if any, of the rider(s) from your Policy's Account Value on a monthly basis.

                       -   Some riders may not be available in some states.

                       ACCESSING YOUR POLICY'S ACCOUNT VALUE


 CASH SURRENDER VALUE  -
 is Account Value      You may borrow from us using your Account Value as
 minus any surrender     collateral. Loans may be taxable events if your Policy
 charges and the         is a "modified endowment contract" for federal income
 amount of any Policy    tax purposes and the value of your Policy exceeds its
 Debt.                   cost.
 The SURRENDER CHARGE  -  You may surrender your Policy for its CASH SURRENDER
 PERIOD ends 10 years    VALUE. If you surrender your Policy during the
 after you purchase      SURRENDER CHARGE PERIOD, you will incur any applicable
 or increase the         surrender charges.
 Specified Face        -  You may make a partial surrender of some of your
 Amount of your          Policy's Cash Surrender Value after the Policy has
 Policy.                 been in force for one year. A partial surrender will
                         cause a decrease in the Specified Face Amount of your Policy if your death benefit option is the Specified
                         Face Amount.

                          2           FUTURITY VARIABLE UNIVERSAL LIFE INSURANCE

                       ACCOUNT VALUE

 ACCOUNT VALUE is the  -
 sum of the amounts    Your Policy's ACCOUNT VALUE will reflect--
 in each Sub- Account      -  the premiums you pay;
 and the Fixed             -  the investment performance of the Sub-Accounts
 Account Value with          you select, and/or the interest credited in the
 respect to your             fixed account option;
 Policy.                   -  any loans or partial surrenders;
                           -  the charges we deduct under the Policy.

                       POLICY CHARGES AND DEDUCTIONS

                       - EXPENSE CHARGES APPLIED TO PREMIUMS--We will deduct a charge from your premium payments not to exceed 7.25% for sales load and our federal, state and local tax obligations. The current charge is 5.25%.

                       - MORTALITY AND EXPENSE RISK CHARGE--We deduct a daily charge from your Variable Account Value for the mortality and expense risks we assume with respect to the Policy. The guaranteed maximum daily rate is equivalent to an annual rate of 0.90% of the Variable Account Value. Our current daily rates are equivalent to annual rates of--

                           -   0.80% for Policy Years 1 through 10;
                               and

                           -   0.50% thereafter.

                       - MONTHLY COST OF INSURANCE CHARGE--We will deduct a monthly charge from your Account Value for the cost of insurance. For standard risks, our guaranteed monthly cost of insurance rates are based on the 1980 Commissioner's Standard Ordinary Smoker and Nonsmoker Mortality Tables. The applicable charge will vary based on the amount of insurance coverage you request and other factors, including the insured's age, sex and health.

                       - MONTHLY COST OF SUPPLEMENTAL BENEFITS--We will deduct a monthly charge from your Account Value for the cost, if any, of any supplemental benefit riders issued with your Policy. The applicable charge will vary based on various factors which may include, among others, the amount of coverage and the insured's age, sex and health.

                       - MONTHLY EXPENSE CHARGE--We deduct a monthly charge of $8.00 from your Account Value for the administration of your Policy.

                       - SURRENDER CHARGES--Within the first 10 Policy Years or the 10 Policy Years following an increase in Specified Face Amount, we will deduct a surrender charge if you surrender your Policy or request a decrease in the Specified Face Amount. The charge will be 100% of the base surrender charge in the first five Policy Years, or the first five Policy Years after an increase

                          3           FUTURITY VARIABLE UNIVERSAL LIFE INSURANCE
                           in Specified Face Amount, scaling down to zero after 10 Policy Years. The base surrender charge will be an amount based on certain factors, including the Specified Face Amount and the insured's age, sex and rating class. The following are examples of surrender charges at representative Issue Ages.

                                     FIRST YEAR SURRENDER CHARGES
                                  PER $1,000 OF SPECIFIED FACE AMOUNT
                                          (Non-tobacco Male)

ISSUE AGE 25   ISSUE AGE 35   ISSUE AGE 45
-------------  -------------  -------------
  $    4.63      $    5.77      $    7.74


ISSUE AGE 55   ISSUE AGE 65   ISSUE AGE 75
-------------  -------------  -------------
  $   11.25      $   22.38      $   31.38

                       - INTEREST ON POLICY LOANS--Policy loans accrue interest daily at 4% annually during Policy Years 1 through 10 and 3% annually thereafter.

                       FEES AND EXPENSES OF THE FUNDS

 You should read the   You will indirectly bear the costs of investment
 Funds' prospectuses   management fees and other expenses paid from the assets
 before investing.     of the Funds you select. The following table shows the
                       fees and expenses paid by the Funds as a percentage of average net assets based on information for the year ended December 31, 1998. This information was provided by the Funds and we have not independently verified it.
                       The Funds' fees and expenses are more fully described in the current prospectuses for the Funds. You should read them before investing.

                                         ANNUAL FUND EXPENSES
                             (as a percentage of Fund average net assets)

                                                                                        TOTAL ANNUAL
                                                                                            FUND
                                                    MANAGEMENT          OTHER            OPERATING
                                                       FEES            EXPENSES           EXPENSES
                                                    ----------         --------         ------------
 AIM VARIABLE INSURANCE FUNDS, INC.
 (after expense reimbursement or waiver) (1)
--------------------------------------------
  AIM V.I. Capital Appreciation Fund                   0.62              0.05               0.67
  AIM V.I. Growth Fund                                 0.64              0.08               0.72
  AIM V.I. Growth and Income Fund                      0.61              0.04               0.65
  AIM V.I. International Equity Fund                   0.75              0.16               0.91

 THE ALGER AMERICAN FUND
--------------------------------------------
  Alger American Growth Portfolio                      0.75              0.04               0.79
  Alger American Income and Growth Portfolio           0.62              0.12               0.74
  Alger American Small Capitalization
    Portfolio                                          0.85              0.04               0.89

                          4           FUTURITY VARIABLE UNIVERSAL LIFE INSURANCE

                                                                                        TOTAL ANNUAL
                                                                                            FUND
                                                    MANAGEMENT          OTHER            OPERATING
                                                       FEES            EXPENSES           EXPENSES
                                                    ----------         --------         ------------
 GOLDMAN SACHS VARIABLE INSURANCE TRUST
 (after expense reimbursement or waiver) (2)
--------------------------------------------
  Goldman Sachs VIT CORE Large Cap Growth
    Fund                                               0.70              0.10               0.80
  Goldman Sachs VIT CORE Small Cap Equity
    Fund                                               0.75              0.15               0.90
  Goldman Sachs VIT CORE U.S. Equity Fund              0.70              0.10               0.80
  Goldman Sachs VIT Growth and Income Fund             0.75              0.15               0.90
  Goldman Sachs VIT International Equity
    Fund                                               1.00              0.25               1.25

 MFS/SUN LIFE SERIES TRUST
--------------------------------------------
  Capital Appreciation Series                          0.73              0.04               0.77
  Emerging Growth Series                               0.72              0.06               0.78
  Government Securities Series                         0.55              0.07               0.62
  High Yield Series                                    0.75              0.07               0.82
  Massachusetts Investors Growth Stock
    Series                                             0.75              0.22               0.97
  Massachusetts Investor Trust Series                  0.55              0.04               0.59
  New Discovery Series                                 0.90              0.35               1.25
  (after expense reimbursement or waiver)
    (2)
  Total Return Series                                  0.65              0.05               0.70
  Utilities Series                                     0.75              0.11               0.86

 OCC ACCUMULATION TRUST
--------------------------------------------
  Equity Portfolio                                     0.80              0.14               0.94
  Managed Portfolio                                    0.78              0.04               0.82
  Mid Cap Portfolio                                    0.80              0.25               1.05
  (after expense reimbursement or waiver)
    (2)
  Small Cap Portfolio                                  0.80              0.08               0.88

 SUN CAPITAL ADVISERS TRUST
 (after expense reimbursement or waiver) (2)
--------------------------------------------
  Sun Capital Blue Chip Mid Cap Fund (3)               0.80              0.20               1.00
  Sun Capital Investors Foundation Fund (3)            0.75              0.15               0.90
  Sun Capital Investment Grade Bond Fund               0.60              0.15               0.75
  Sun Capital Money Market Fund                        0.50              0.15               0.65
  Sun Capital Real Estate Fund                         0.95              0.30               1.25
  Sun Capital Select Equity Fund (3)                   0.75              0.15               0.90

 NOTES
------------------------

 (1) AIM Advisors, Inc. may from time to time voluntarily waive or reduce its respective fees. The indicated Funds reimburse the investment adviser in an amount up to 0.25% of the average net asset value of each Fund for expenses incurred in providing, or assuring that participating insurance companies provide, certain administrative services.

 (2) "Other Expenses" are based on actual expenses for the last fiscal year ended December 31, 1998, including any applicable expense reimbursement or waiver. The investment advisers for the indicated Funds have voluntarily agreed to waive or reimburse a portion of the management fees and/or operating expenses resulting in a reduction of the total operating expenses. Absent any such waiver or reimbursement, "Management Fees," "Other Expenses" and "Total Annual Fund Operating Expenses" were --

         0.70%, 2.17% and 2.87% for the Goldman Sachs VIT CORE Large Cap Growth Fund;
              0.75%, 3.17% and 3.92% for the Goldman Sachs VIT CORE Small Cap Equity Fund;
              0.70%, 2.13% and 2.83% for the Goldman Sachs VIT CORE U.S. Equity Fund;
              0.75%, 1.94% and 2.69% for the Goldman Sachs VIT CORE Growth and Income Fund;
              1.00%, 1.97% and 2.97% for the Goldman Sachs VIT International Equity Fund;

                          5           FUTURITY VARIABLE UNIVERSAL LIFE INSURANCE

         0.90%, 0.70% and 1.60% for the MFS/Sun Life New Discovery Series; 0.80%, 3.48% and 4.28% for the OCC Mid Cap Portfolio;
              0.80%, 3.50% and 4.10% for the Sun Capital Investment Grade Bond Fund;
              0.50%, 11.79% and 12.29% for the Sun Capital Money Market Fund;
         and
              0.95%, 6.49% and 7.44% for the Sun Capital Real Estate Fund.

 (3) These Funds will commence operations in 1999. Accordingly, "Other Expenses" are based on estimates for the fiscal year ended December 31, 1999, net of any applicable expense reimbursement or waiver. The investment advisers for the indicated Funds have voluntarily agreed to waive or reimburse a portion of the management fees and/or operating expenses resulting in a reduction of the total expenses.


        To the extent that the expense ratio of any Fund of Sun Capital Advisers Trust falls below the Fund's expense limit, the Fund's investment adviser reserves the right to be reimbursed for management fees waived and Fund expenses paid by it during the prior two years.


                       WHAT IF CHARGES AND DEDUCTIONS EXCEED CASH SURRENDER
                       VALUE?

                       - Your Policy will terminate if your Cash Surrender Value at the beginning of any Policy Month is less than the charges and deductions then due.

                       - We will send you notice and allow you a 61 day Grace Period.

                       - If, within the Grace Period, you do not make a premium payment sufficient to cover all accrued and unpaid charges and deductions, your Policy will terminate at the end of the Grace Period without further notice.

                       MINIMUM PREMIUM TEST (NO-LAPSE GUARANTEE)

                           Your insurance coverage will remain in force during
                       the first five Policy Years even if your Policy's Cash Surrender Value is insufficient to keep the Policy in force, provided that your Policy meets certain requirements.

                       REINSTATEMENT

                           If your Policy terminates due to insufficient value,
                       we will reinstate it within five years at your request, subject to certain conditions.

                       MATURITY

                           Your Policy will terminate when the insured reaches
                       Attained Age 100. If the insured is living and your Policy is in force on the Maturity date, your Policy's Cash Surrender Value will be payable to you.

                          6           FUTURITY VARIABLE UNIVERSAL LIFE INSURANCE

                       MATURITY EXTENSION

                           The Maturity date may be extended at your request.
                       The death benefit will be your Account Value on the date of the insured's death.

                       FEDERAL TAX CONSIDERATIONS

                           Your purchase of, and transactions under, your Policy
                       may have tax consequences that you should consider before purchasing a Policy. You may wish to consult a tax adviser. In general, the beneficiary will receive Policy Proceeds without there being taxable income. Increases in Account Value will not be taxable as earned, although there may be income tax due on a full or partial surrender of your Policy or on policy loans.

                           SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

 We are an indirect            Sun Life Assurance Company of Canada (US) is a
 wholly- owned         stock life insurance company incorporated under the laws
 subsidiary of Sun     of Delaware on January 12, 1970. We are authorized to do
 Life Assurance        business in forty-eight states, the District of Columbia
 Company of Canada, a and Puerto Rico, and anticipate that we will eventually Canadian mutual life be authorized to do business in all states except New
 insurance company.    York. We issue individual and group life insurance
                       policies and annuity contracts.

                           We are an indirect, wholly-owned subsidiary of Sun
                       Life Assurance Company of Canada, a Canadian mutual life insurance company located at 150 King Street West, Toronto, Ontario, Canada.

                                       THE VARIABLE ACCOUNT

                           We established Sun Life of Canada (U.S.) Variable
                       Account I in accordance with Delaware law on December 1, 1998. The Variable Account may also be used to fund benefits payable under other life insurance policies issued by us.

                           We own the assets of the Variable Account. The
                       income, gains or losses, realized or unrealized, from assets allocated to the Variable Account are credited to or charged against the Variable Account without regard to our other income, gains or losses.

 The assets of the             We will at all times maintain assets in the
 Variable Account are  Variable Account with a total market value at least
 insulated from our    equal to the reserves and other liabilities relating to
 general liabilities.  the variable benefits under all policies participating in the Variable Account. Those assets may not be charged with our liabilities from our other business. Our obligations under those policies are, however, our general corporate obligations.

                        7             FUTURITY VARIABLE UNIVERSAL LIFE INSURANCE

 The Variable Account          The Variable Account is registered with the
 is registered with    Securities and Exchange Commission (the "SEC") under the
 the SEC.              Investment Company Act of 1940 ("1940 Act") as a unit
                       investment trust. Registration under the 1940 Act does not involve any supervision by the SEC of the management or investment practices or policies of the Variable
                       Account.

 The Variable Account          The Variable Account is divided into 31
 has 31 Sub-Accounts.  Sub-Accounts. Each Sub- Account invests exclusively in
 Each Sub- Account     shares of a corresponding investment portfolio of a
 invests exclusively   registered investment company (commonly known as a
 in shares of a        mutual fund). We may in the future add new or delete
 single mutual fund    existing Sub-Accounts. The income, gains or losses,
 portfolio.            realized or unrealized, from assets allocated to each
                       Sub-Account are credited to or charged against that Sub-Account without regard to the other income, gains or losses of the other Sub-Accounts. All amounts allocated to a Sub-Account will be used to purchase shares of the corresponding mutual fund. The Sub-Accounts will at all times be fully invested in mutual fund shares.

                                            THE FUNDS

 The Fund                      The Policy offers a number of Fund options,
 Prospectuses have     which are briefly discussed below. Each Fund is a mutual
 more information      fund registered under the 1940 Act, or a separate series
 about the Funds, and  of shares of such a mutual fund. More comprehensive may be obtained from  information, including a discussion of potential risks,
 us without charge.    is found in the current prospectuses for the Funds (the
                       "Fund Prospectuses"). The Fund Prospectuses should be read in connection with this prospectus. A copy of each Fund Prospectus may be obtained without charge by calling (800) 700-6554, or writing to Sun Life Assurance
                       Company of Canada (U.S.), One Sun Life Executive Park,
                       Wellesley Hills, Massachusetts 02481.

                           The Funds currently available are:

                       AIM VARIABLE INSURANCE FUNDS, INC. (advised by AIM Advisors, Inc.)

                           AIM V.I. CAPITAL APPRECIATION FUND seeks to provide
                       capital appreciation through investments in common stocks, with emphasis on medium-sized and smaller emerging growth companies.

                           AIM V.I. GROWTH FUND seeks to provide growth of
                       capital through investments primarily in common stocks of seasoned and better capitalized U.S. companies considered by AIM to have strong earnings momentum.

                           AIM V.I. GROWTH AND INCOME FUND seeks to provide
                       growth of capital, with current income as a secondary objective by investing primarily in dividend paying common stocks which have prospects for both growth of capital and dividend income.

                        8             FUTURITY VARIABLE UNIVERSAL LIFE INSURANCE

                           AIM V.I. INTERNATIONAL EQUITY FUND seeks to provide
                       long-term growth of capital by investing in diversified international equity securities, the issuers of which are considered by AIM to have strong earnings momentum.

                       THE ALGER AMERICAN FUND (advised by Fred Alger Management, Inc.)

                           ALGER AMERICAN GROWTH PORTFOLIO seeks long-term
                       capital appreciation by investing primarily in equity securities of companies with market capitalizations of $1 billion or more.

                           ALGER AMERICAN INCOME AND GROWTH PORTFOLIO seeks
                       primarily to provide a high level of dividend income by investing in dividend paying equity securities. Capital appreciation is a secondary objective.

                           ALGER AMERICAN SMALL CAPITALIZATION PORTFOLIO seeks
                       long-term capital appreciation by investing primarily in equity securities of companies with market capitalizations within the range of the Russell 2000 Growth Index or the S&P SmallCap 600 Index.

                       GOLDMAN SACHS VARIABLE INSURANCE TRUST (advised by Goldman Sachs Asset Management, a separate operating division of Goldman, Sachs & Co., except for Goldman Sachs International Equity Fund, which is advised by Goldman Sachs Asset Management International, an affiliate of Goldman, Sachs & Co.)

                           GOLDMAN SACHS VIT CORE LARGE CAP GROWTH FUND seeks
                       long-term growth of capital through a broadly diversified portfolio of equity securities of large cap U.S. issuers that are expected to have better prospects for earnings growth than the growth rate of the general domestic economy. Dividend income is a secondary consideration.

                           GOLDMAN SACHS VIT CORE SMALL CAP EQUITY FUND seeks
                       long-term growth of capital through a broadly diversified portfolio of equity securities of U.S. issuers which are included in the Russell 2000 Index at the time of investment.

                           GOLDMAN SACHS VIT CORE U.S. EQUITY FUND seeks
                       long-term growth of capital and dividend income through a broadly diversified portfolio of large cap and blue chip equity securities representing all major sectors of the U.S. economy.

                           GOLDMAN SACHS VIT GROWTH AND INCOME FUND seeks
                       long-term growth of capital and growth of income through investments in equity securities that

                        9             FUTURITY VARIABLE UNIVERSAL LIFE INSURANCE
                       are considered to have favorable prospects for capital appreciation and/or dividend paying ability.

                           GOLDMAN SACHS VIT INTERNATIONAL EQUITY FUND seeks
                       long-term capital appreciation through investments in equity securities of companies that are organized outside the U.S. or whose securities are principally traded outside the U.S.

                       MFS/SUN LIFE SERIES TRUST (advised by our affiliate Massachusetts Financial Services Company)

                           CAPITAL APPRECIATION SERIES seeks capital
                       appreciation by investing in securities of all types, with a major emphasis on common stocks.

                           EMERGING GROWTH SERIES seeks to provide long-term
                       growth of capital by investing primarily (i.e. at least 80% of all its assets under normal circumstances) in common stocks of emerging growth companies, including companies that the series' investment adviser believes are early in their life cycle but which have the potential to become major enterprises. Dividend and interest income from portfolio securities, if any, is incidental to its objective of long-term growth of capital.

                           GOVERNMENT SECURITIES SERIES seeks current income and
                       preservation of capital by investing in U.S. Government and U.S. Government-related Securities.

                           HIGH YIELD SERIES seeks high current income and
                       capital appreciation by investing primarily in fixed income securities of U.S. and foreign issuers which may be in the lower rated categories or unrated (commonly known as "junk bonds") and which may include equity features. The series may invest up to 100% of its net assets in these securities, which generally involve greater risks, including volatility of price, risk of principal and income, default risks and less liquidity, than securities in the higher rated categories.

                           MASSACHUSETTS INVESTORS GROWTH STOCK SERIES seeks to
                       provide long-term growth of capital and future income rather than current income. The series invests, under normal market conditions, at least 80% of its total assets in common stocks and related securites, such as preferred stocks, convertible securities and depositary receipts for those securities, of companies which the series' adviser believes offer better than average prospects for long-term growth.

                           MASSACHUSETTS INVESTORS TRUST SERIES seeks long-term
                       growth of capital and future income while providing more current dividend income than is normally obtainable from a portfolio of only growth stocks. The series invests,

                        10            FUTURITY VARIABLE UNIVERSAL LIFE INSURANCE
                       under normal market conditions, at least 65% of its total assets in common stock and related securities, such as preferred stocks, convertible securities and depositary receipts for those securities. While the series may invest in companies of any size, the series generally focuses on companies with larger market capitalizations that the series' adviser believes have sustainable growth prospects and attractive valuations based on current and expected earnings of cash flow. This series was formerly known as the Conservative Growth Series.

                           NEW DISCOVERY SERIES seeks capital appreciation. The
                       series invests, under normal market conditions, at least 65% of its total assets in common stocks and related securities, such as preferred stocks, convertible securities and depositary receipts for those securities, of emerging growth companies. These companies are companies that the series' adviser believes are either early in their life cycle but have the potential to become major enterprises or are major enterprises whose rates of earnings growth are expected to accelerate.

                           TOTAL RETURN SERIES seeks to obtain above-average
                       income (compared to a portfolio entirely invested in equity securities) consistent with prudent employment of capital; its secondary objective is to take advantage of opportunities for growth of capital and income since many securities offering a better than average yield may also possess growth potential. The series is a "balanced fund," and invests in a combination of equity and fixed income securities. Under normal market conditions, the series invests (i) at least 40%, but not more than 75%, of its net assets in common stocks and related securities, such as preferred stocks, bonds, warrants or rights convertible into stock, and depositary receipts for those securities; and (ii) at least 25% of its net assets in non-convertible fixed income securities.

                           UTILITIES SERIES seeks capital growth and current
                       income (income above that available from a portfolio invested entirely in equity securities) by investing under normal market conditions, at least 65% of its assets in equity and debt securities issued by both domestic and foreign utility companies.

                       OCC ACCUMULATION TRUST (advised by OpCap Advisors)

                           EQUITY PORTFOLIO seeks long-term capital appreciation
                       through investment in a diversified portfolio of equity securities selected on the basis of a value oriented approach to investing.

                           MANAGED PORTFOLIO seeks to achieve growth of capital
                       over time through investment in a portfolio consisting of common stocks, bonds and cash equivalents, the percentages of which will vary based on the portfolio manager's assessments of the relative outlook for such investments.

                        11            FUTURITY VARIABLE UNIVERSAL LIFE INSURANCE

                           MID CAP PORTFOLIO seeks long-term capital
                       appreciation through investment in a diversified portfolio of equity securities. The portfolio will invest primarily in companies with market capitalizations of between $500 million and $5 billion.

                           SMALL CAP PORTFOLIO seeks capital appreciation
                       through investment in a diversified portfolio of equity securities of companies with market capitalizations of under $1 billion.

                       SUN CAPITAL ADVISERS TRUST (advised by our affiliate Sun Capital Advisers, Inc.)

                           SUN CAPITAL BLUE CHIP MID CAP FUND seeks long-term
                       capital growth by investing primarily in a diversified portfolio of common stocks and other equity securities of U.S. companies with market capitalizations within the range represented by the Standard & Poor's (S&P) Mid Cap 400 Index.

                           SUN CAPITAL INVESTORS FOUNDATION FUND seeks long-term
                       capital growth by investing primarily in a diversified portfolio of common stocks and other equity securities of U.S. companies. The fund will generally hold stocks of companies with market capitalizations within the range represented by the S&P 500 Index.

                           SUN CAPITAL INVESTMENT GRADE BOND FUND seeks high
                       current income consistent with relative stability of principal by investing primarily in investment grade bonds, including those issued by U.S. and foreign companies (including companies in emerging market countries), the U.S. Government and its agencies and instrumentalities (including those which issue mortgage-backed securities), foreign governments (including those of emerging market countries), and multinational organizations such as the World Bank.


                           SUN CAPITAL MONEY MARKET FUND seeks to maximize
                       current income, consistent with maintaining liquidity and preserving capital, by investing exclusively in high quality U.S. dollar-denominated money market securities, including those issued by U.S. and foreign banks, corporate issuers, the U.S. Government and its agencies and instrumentalities, foreign governments and multinational organizations such as the World Bank. The fund may invest in all types of money market securities, including commercial paper, certificates of deposit, bankers' acceptances, mortgage-backed and asset-backed securities, repurchase agreements and other short-term debt securities.


                           SUN CAPITAL REAL ESTATE FUND primarily seeks
                       long-term capital growth and, secondarily, seeks current income and growth of income. The fund invests at least 80% of its assets in securities of real estate trusts and other real estate companies. The fund generally focuses its investments in equity REITs, which

                        12            FUTURITY VARIABLE UNIVERSAL LIFE INSURANCE
                       invest most of their assets directly in U.S. or foreign real property, receive most of their income from rents and may also realize gains by selling appreciated properties.

                           SUN CAPITAL SELECT EQUITY FUND seeks long-term
                       capital growth. The fund will normally invest in twenty to forty common stocks and other equity securities of large capitalization U.S. companies. These investments are selected primarily from the S&P 500 Index.

                           Although the investment objectives and policies of
                       the Funds may be similar to those of other mutual funds managed by the Funds' investment advisers, the investment results of the Funds can differ significantly from those of such other mutual funds.

                           The Funds may also be available to separate accounts
                       offering variable annuity and variable life products of other affiliated and unaffiliated insurance companies, as well as our other separate accounts. Although we do not anticipate any disadvantages in this, there is a possibility that a material conflict may arise between the interests of the Variable Account and one or more of the other separate accounts participating in the Funds. A conflict may occur due to a change in law affecting the operations of variable life and variable annuity separate accounts, differences in the voting instructions of policyowners and those of other companies, or some other reason. In the event of conflict, we will take any steps necessary to protect policyowners, including withdrawal of the Variable Account from participation in the Funds which are involved in the conflict or substitution of shares of other Funds.

                                  FEES AND EXPENSES OF THE FUNDS

                           Fund shares are purchased at net asset value, which
                       reflects the deduction of investment management fees and certain other expenses. The management fees are charged by each Fund's investment adviser for managing the Fund and selecting its portfolio of securities. Other Fund expenses can include such items as interest expense on loans and contracts with transfer agents, custodians, and other companies that provide services to the Fund.

                           The Fund expenses are assessed at the Fund level and
                       are not direct charges against Variable Account assets or reductions from Cash Values. These expenses are taken into consideration in computing each Fund's net asset value, which is the share price used to calculate the Unit Values of the Variable Account. The table contained in the front part of this prospectus shows annual expenses paid by the Funds as a percentage of average net assets.

                        13            FUTURITY VARIABLE UNIVERSAL LIFE INSURANCE

                           The management fees and other expenses of the Funds
                       are more fully described in the Fund Prospectuses. The information relating to the Fund expenses was provided by the Fund and was not independently verified by us.

                                       OUR GENERAL ACCOUNT

                           Our general account consists of all of our assets
                       other than those in our variable separate accounts. Subject to applicable law, we have sole discretion over the investment of our general account assets.

 Fixed account                 Interests in our general account offered through
 investments are not   the fixed account investment option have not been
 securities and we     registered under the Securities Act of 1933 and our
 are not an            general account has not been registered as an investment
 investment company.   company under the 1940 Act.

                           You may allocate net premiums to the fixed account
                       investment option and may transfer any portion of your investments in the Sub-Accounts to the fixed account. You may also transfer a portion of your investment in the fixed account to any of the variable Sub-Accounts. Transfers may be subject to certain restrictions.

 Fixed account                 An investment in the fixed account option does
 investments earn at   not entitle you to share in the investment experience of
 least 3% interest.    our general account. Instead, we guarantee that your
                       fixed account investment will accrue interest daily at an effective annual rate of at least 3%, without regard to the actual investment experience of our general account. We may, at our sole discretion, credit a higher rate of interest, but are not obligated to do so.

                                         ABOUT THE POLICY

                       POLICY APPLICATION, ISSUANCE AND INITIAL PREMIUM

                           To purchase a Policy, you must first submit an
                       application to our Principal Office. We may then follow certain underwriting procedures designed to determine the insurability of the proposed insured. We offer the Policy on a regular (medical) underwriting basis and may require medical examinations and further information before the proposed application is approved. Proposed insureds must be acceptable risks based on our underwriting limits and standards. A Policy cannot be issued until the underwriting process has been completed to our satisfaction. We reserve the right to reject an application that does not meet our underwriting requirements or to "rate" an insured as a substandard risk, which will result in increased Monthly Cost of Insurance charges.

                        14            FUTURITY VARIABLE UNIVERSAL LIFE INSURANCE

                           You must specify certain information in the
                       application, including the Specified Face Amount, the death benefit option and supplemental benefits, if any. The Specified Face Amount generally may not be decreased below $100,000-- the "Minimum Specified Face Amount."

                           While your application is being reviewed, we may make
                       available to you temporary life insurance coverage if you have signed a Policy Application and, at that same time, submitted a separate signed application for temporary coverage and made an advance payment. The temporary coverage, if available, begins on the date that separate application for it is signed, has a maximum amount and is subject to other conditions.

                           Pending approval of your application, any advance
                       payments will be held in our general account. Upon approval of the application, we will issue to you a Policy on the life of the insured. A specified initial premium is due and payable as of the date of issue for the Policy. The Effective Date of Coverage for your Policy will be the later of--

 The ISSUE DATE is             -  the ISSUE DATE, OR
 the date we produce       - the date a premium is paid equal to or in excess
 your Policy on our          of the specified initial premium.
 system and is
 specified in your
 Policy.

                           If an application is not approved, we will promptly
                       return all advance payments to you.

                       RIGHT OF RETURN PERIOD

                           If you are not satisfied with your Policy, it may be
                       returned by delivering or mailing it to our Principal Office or to the representative from whom the Policy was purchased within 10 days from the date of receipt of your Policy (the "Right of Return Period"). A longer period may apply in some states.

                           A Policy returned under this provision will be deemed
                       void. You will receive a refund equal to the sum of all premium payments made, if required by applicable state insurance law; otherwise, your refund will equal the sum of--

                           -   the difference between any premium
                               payments made, including fees and
                               charges, and the amounts allocated to
                               the Variable Account;

                           -   the value of the amounts allocated to
                               the Variable Account on the date the
                               cancellation request is received by us
                               at our Principal Office; and

                           -   any fees or charges imposed on amounts
                               allocated to the Variable Account.

                        15            FUTURITY VARIABLE UNIVERSAL LIFE INSURANCE

                           Unless you are entitled under applicable law to
                       receive a full refund of premiums paid, you bear all of the investment risks with respect to the amount of any net premiums allocated to the Variable Account during the Right of Return Period.

                           During the Right of Return Period, we will allocate
                       the net premium payments to the Sun Capital Money Market Sub-Account or to the fixed account investment option, whichever we specify in your Policy. Upon expiration of the Right of Return Period, the Account Value in that Sub-Account or in the fixed account option, as applicable, will be transferred to the Sub-Accounts of the Variable Account and to the fixed account option in accordance with your allocation instructions.

                       PREMIUM PAYMENTS

                           All premium payments must be made payable to Sun Life
                       Assurance Company of Canada (U.S.) and mailed to our Principal Office. An initial premium will be due and payable as of your Policy's Issue Date. Additional premium payments may be paid to us subject to the limitations described below.

                           PREMIUM.  We reserve the right to limit the number of
                       premium payments we accept in a year. No premium payment may be less than $50 without our consent, although we will accept a smaller premium payment if necessary to keep your Policy in force. We reserve the right not to accept a premium payment that causes the death benefit to increase by an amount that exceeds the premium received. Evidence of insurability satisfactory to us may be required before we accept any such premium.

                           We will not accept premium payments that would, in
                       our opinion, cause your Policy to fail to qualify as life insurance under applicable federal tax law. If a premium payment is made in excess of these limits, we will accept only that portion of the premium within those limits, and will refund the remainder to you.

                           NET PREMIUMS.  The net premium is the amount you pay
                       as the premium less the Expense Charges Applied to Premium.

                           ALLOCATION OF NET PREMIUM.  Except as otherwise
                       described herein, net premium will be allocated in accordance with your allocation percentages. You must allocate at least 5% of net premium to any Sub-Account you choose. Percentages must be in whole numbers. We reserve the right to limit the number of Sub-Accounts to which you may allocate your Account Value to not more than 20 Sub-Accounts.

                        16            FUTURITY VARIABLE UNIVERSAL LIFE INSURANCE

                           Premiums received prior to the end of the Right of
                       Return Period will be credited to the Sun Capital Money Market Sub-Account or to the fixed account investment option, whichever we specify in your Policy. Your initial allocation percentages will take effect at the end of the Right of Return Period.

                           You may change your allocation percentages at any
                       time by telephone or written request to our Principal Office. Telephone requests will be honored only if we have a properly completed telephone authorization form for you on file. We, our affiliates and the representative from whom you purchased your Policy will not be responsible for losses resulting from acting upon telephone requests reasonably believed to be genuine. We will use reasonable procedures to confirm that instructions communicated by telephone are genuine. You will be required to identify yourself by name and a personal identification number for transactions initiated by telephone. An allocation change will be effective as of the date we receive the request for that change.

                           PLANNED PERIODIC PREMIUMS.  While you are not
                       required to make additional premium payments according to a fixed schedule, you may select a planned periodic premium schedule and corresponding billing period, subject to our limits. We will send you reminder notices for the planned periodic premium at each billing period as specified in your Policy, unless reminder notices have been suspended as described below. You are not required, however, to pay the planned periodic premium; you may increase or decrease the planned periodic premium subject to our limits, and you may skip a planned payment or make unscheduled payments. You may change your planned payment schedule or the billing period, subject to our approval. Depending on the investment performance of the Sub-Accounts you select, the planned periodic premium may not be sufficient to keep your Policy in force, and you may need to change your planned payment schedule or make additional payments in order to prevent termination of your Policy. We will suspend reminder notices at your written request, and we reserve the right to suspend reminder notices if premiums are not being paid (except for notices in connection with the Grace Period). We will notify you prior to suspending reminder notices.

                       DEATH BENEFIT

                           If your Policy is in force at the time of the
                       insured's death, we will pay the beneficiary an amount based on the death benefit option you select once we have received due proof of the insured's death. The amount payable will be:

                           -   the amount of the selected death
                               benefit option, PLUS

                           -   any amounts payable under any
                               supplemental benefits added to your
                               Policy, LESS

                           -   the value of any Policy Debt on the
                               date of the insured's death, LESS

                        17            FUTURITY VARIABLE UNIVERSAL LIFE INSURANCE

                           -   any Unpaid Policy Charges.

                           We will pay this amount to the beneficiary in one
                       lump sum, unless we and the beneficiary agree on another form of settlement.

 You may select                The policy has two death benefit options. You
 between two death     may change the death benefit option after the first
 benefit options.      Policy Year.

                           OPTION A.  Under this option, the death benefit is--

                           -   the Policy's Specified Face Amount on
                               the date of the insured's death; OR,
                               IF GREATER,

                           -   the Policy's Account Value on the date
                               of death multiplied by the applicable
                               percentage shown in the table set
                               forth in Appendix B.

                           This death benefit option should be selected if you
                       want to minimize your cost of insurance.

                           OPTION B.  Under this option, the death benefit is--

                           -   the sum of the Specified Face Amount
                               and Account Value of the Policy on the
                               date of the insured's death; OR, IF
                               GREATER,

                           -   the Policy's Account Value on the date
                               of death multiplied by the applicable
                               percentage shown in the table set
                               forth in Appendix B.

                           This death benefit option should be selected if you
                       want your death benefit to increase with your Policy's Account Value.

                       CHANGES IN SPECIFIED FACE AMOUNT

 You may increase or           You may increase or decrease the Specified Face
 decrease the          Amount of your Policy after the first Policy Year within
 Specified Face        certain limits.
 Amount within         MINIMUM CHANGES.  Each increase in the Specified Face
 certain limits.       Amount must be at least $20,000. We reserve the right to
                       change the minimum amount by which you may change the Specified Face Amount.

                           INCREASES.  To request an increase, you must provide
                       satisfactory evidence of the insured's insurability. Once requested, an increase will become effective at the next policy anniversary following our approval of your request. The Policy does not allow for an increase if the insured's Attained Age is greater than 80 on the effective date of the increase.

                        18            FUTURITY VARIABLE UNIVERSAL LIFE INSURANCE

                           DECREASES.  A decrease will become effective at the
                       beginning of the next Policy Month following our approval of your request. The Specified Face Amount after the decrease must be at least $100,000. Surrender charges will apply to decreases in the Specified Face Amount during the surrender charge period except for decreases in the Specified Face Amount resulting from a change in the death benefit option or a partial surrender.

                           For purposes of determining surrender charges and
                       later cost of insurance charges, we will apply a decrease in Specified Face Amount in the following order--

                           -   first, to the most recent increase;

                           -   second, to the next most recent
                               increases, in reverse chronological
                               order; and

                           -   finally, to the initial Specified Face
                               Amount.

                       SURRENDERS AND SURRENDER CHARGES

 If you surrender              You may surrender your Policy for its Cash
 your Policy and       Surrender Value at any time while the insured is living.
 receive its Cash If you do, the insurance coverage and all other benefits Surrender Value, you under the Policy will terminate. Also, surrender charges may incur surrender will be deducted if you surrender your Policy during the
 charges, taxes, and   surrender charge period.
 tax penalties.                CASH SURRENDER VALUE is your Policy's Account
                       Value less the sum of--

                           -   the outstanding balance of any Policy
                               Debt; and

                           -   any surrender charges

                           We will determine your Cash Surrender Value at the
                       next close of business on the New York Stock Exchange after we receive your written request for surrender at our Principal Office.

                           If you surrender your Policy, we will apply a
                       surrender charge to the initial Specified Face Amount and to each increase in the Specified Face Amount other than an increase resulting from a change in the death benefit option. The surrender charge will be calculated separately for the initial Specified Face Amount and each increase in the Specified Face Amount. The base surrender charge will be an amount based on certain factors, including the Policy's Specified Face Amount and the insured's age, sex and rating class. The following are examples of surrender charges at representative Issue Ages.

                        19            FUTURITY VARIABLE UNIVERSAL LIFE INSURANCE

                                     FIRST YEAR SURRENDER CHARGES
                                  PER $1,000 OF SPECIFIED FACE AMOUNT
                                          (Non-tobacco Male)

ISSUE AGE 25   ISSUE AGE 35   ISSUE AGE 45
-------------  -------------  -------------
  $    4.63      $    5.77      $    7.74


ISSUE AGE 55   ISSUE AGE 65   ISSUE AGE 75
-------------  -------------  -------------
  $   11.25      $   22.38      $   31.38

                           The surrender charge will be calculated based on the
                       surrender charge percentages for the initial Specified Face Amount and each increase in the Specified Face Amount as shown in the table below.

                                                                             SURRENDER CHARGE
                                                                            (AS A PERCENTAGE OF
                                                                                    THE
                                                                                FIRST YEAR
                                  YEAR                                       SURRENDER CHARGE)
-------------------------------------------------------------------------  ---------------------
                                    1                                               100.000
                                    2                                               100.000
                                    3                                               100.000
                                    4                                               100.000
                                    5                                               100.000
                                    6                                                83.333
                                    7                                                66.667
                                    8                                                50.000
                                    9                                                33.333
                                   10                                                16.667
                            11 and thereafter                                         0.000

                           A surrender charge will be applied for each decrease
                       in the Specified Face Amount except for decreases in Specified Face Amount resulting from a change in death benefit option or partial surrender. These surrender charges will be applied in the following order:

                           -   first, to the most recent increase;

                           -   second, to the next most recent
                               increases, in reverse chronological
                               order; and

                           -   third, to the initial Specified Face
                               Amount.

                           On a decrease in the initial Specified Face Amount,
                       you will pay a proportion of the full surrender charge based on the ratio of the Face Amount decrease to the Initial Face Amount. The surrender charge you pay on a decrease that is less than the full amount of an increase in Specified Face Amount will be calculated on the same basis. Future surrender charges will be

                        20            FUTURITY VARIABLE UNIVERSAL LIFE INSURANCE
                       reduced by any applicable surrender charges for a decrease in the Specified Face Amount.

                           You may allocate any surrender charges resulting from
                       a decrease in the Specified Face Amount among the Sub-Accounts and the Fixed Account Value. If you do not specify the allocation, then the surrender charges will be allocated proportionally among the Sub-Accounts and the Fixed Account Value in excess of any Policy Debt.

                       PARTIAL SURRENDERS

 If the applicable             You may make a partial surrender of your Policy
 death benefit option  once each Policy Year after the first Policy Year by
 is Option A and you   written request to us. Each partial surrender must be
 make a partial        for at least $200, and no partial surrender may be
 surrender of your     made--
 Policy, the           - during the first ten Policy Years for more than 20
 Specified Face          percent of your Cash Surrender Value at the end of the
 Amount will be          first Valuation Date after we receive your request or
 decreased.            - thereafter for more than your Cash Surrender Value.
 A partial surrender           If the applicable death benefit option is Option
 may result in taxes   A, the Specified Face Amount will be decreased by the
 and tax penalties.    amount of the partial surrender. We will apply the
                       decrease to the initial Specified Face Amount and to each increase in Specified Face Amount in the following order --

                           -   first, to the most recent increase;

                           -   second, to the next most recent
                               increases, in reverse chronological
                               order; and

                           -   finally, to the initial Specified Face
                               Amount.

                           We will not accept requests for a partial surrender
                       if the Specified Face Amount remaining in force after the partial surrender would be less than the Minimum Specified Face Amount. We will effect a partial surrender at the next close of business on the New York Stock Exchange after we receive your written request for surrender.

                       POLICY LOANS


 You may borrow from           You may request a policy loan of up to 90% of
 us using your Policy  your Policy's Cash Value, decreased by the amount of any
 as collateral.        outstanding Policy Debt on the date the policy loan is
                       made. Your Policy will terminate for no value subject to a Grace Period if the Policy Debt exceeds the Cash
                       Value. During the first five Policy Years, however, your Policy will not terminate if it satisfies the minimum premium test.

                        21            FUTURITY VARIABLE UNIVERSAL LIFE INSURANCE

                           You may allocate the policy loan among the
                       Sub-Accounts and the Fixed Account Value. If you do not specify the allocation, then the policy loan will be allocated proportionally among the Sub-Accounts and the Fixed Account Value in excess of any Policy Debt. Loan amounts allocated to the Sub-Accounts will be transferred to the Fixed Account Value. We will periodically credit interest at an effective annual rate of 3% on the loaned values of the Fixed Account Value.


                           Interest on the policy loan will accrue daily at 4%
                       annually during Policy Years 1 through 10 and 3% annually thereafter. This interest will be due and payable to us in arrears on each policy anniversary. Any unpaid interest will be added to the principal amount as an additional policy loan and will bear interest at the same rate and will be assessed in the same manner as the prior policy loan.


                           There is no definitive guidance concerning the tax
                       treatment of a policy loan when the interest rate credited on the loaned amounts is the same as the interest rate charged against the loan. You should therefore consult your tax adviser regarding loan amounts in Policy Years 11 and thereafter.


                           All funds we receive from you will be credited to
                       your Policy as premium unless we have received written notice, in a form satisfactory to us, that the funds are for loan repayment. In the event you have a loan against the Policy, it is generally advantageous to repay the loan rather than make a premium payment because premium payments incur expense charges whereas loan repayments do not. Loan repayments will first reduce the outstanding balance of the policy loan and then accrued but unpaid interest on such loans. We will accept repayment of any policy loan at any time before Maturity.

                           A policy loan, whether or not repaid, will affect the
                       Policy Proceeds payable upon the insured's death and the Account Value because the investment results of the Sub-Accounts will apply only to the non-loaned portion of the Account Value. The longer a loan is outstanding, the greater the effect is likely to be and, depending on the investment results of the Sub-Accounts or the Fixed Account Value while the loan is outstanding, the effect could be favorable or unfavorable.

                       INVESTMENT PROGRAMS

                           DOLLAR COST AVERAGING.  You may select, at no extra
                       charge, a dollar cost averaging program by allocating a minimum of $5,000 to a Sub-Account designated by us. Each month or quarter, a level amount will be transferred automatically, at no cost, to one or more Sub-Accounts chosen by you, up to a maximum of twelve. The program continues until your Account Value allocated to the program is depleted or you elect to stop the program.

                        22            FUTURITY VARIABLE UNIVERSAL LIFE INSURANCE

                           The main objective of a dollar cost averaging program
                       is to minimize the impact of short-term price fluctuations. Since the same dollar amount is transferred to other available investment options at set intervals, dollar cost averaging allows you to purchase more Units (and, indirectly, more Fund shares) when prices are low and fewer Units (and, indirectly, fewer Fund shares) when prices are high. Therefore, a lower average cost per Unit may be achieved over the long-term. A dollar cost averaging program allows you to take advantage of market fluctuations. However, it is important to understand that a dollar cost averaging program does not assure a profit or protect against loss in a declining market.


                           ASSET REBALANCING.  Once your money has been
                       allocated among the investment options, the earnings may cause the percentage invested in each investment option to differ from your allocation instructions. You can direct us to automatically rebalance your policy to return to your allocation percentages by selecting our asset rebalancing program. The rebalancing will be on a calendar quarter, semi-annual or annual basis, depending on your instructions. The minimum amount of each rebalancing is $1,000.


                           There is no charge for asset rebalancing. In
                       addition, rebalancing will not be counted against any limit we may place on your number of transfers in a Policy Year. You may not select dollar cost averaging and asset rebalancing at the same time. We reserve the right to modify, suspend or terminate this program at anytime. We also reserve the right to waive the $1,000 minimum amount for asset rebalancing.

                           ASSET ALLOCATION.  One or more asset allocation
                       investment programs may be made available in connection with your Policy, at no extra charge. An asset allocation program provides for the allocation of your Account Value among the available investment options. These programs will be fully described in a separate brochure. You may elect to enter into an asset allocation investment program under the terms and conditions described in the brochure.

                       TRANSFER PRIVILEGES

                           Subject to our rules as they may exist from time to
                       time and to any limits that may be imposed by the Funds, you may at any time transfer to another Sub-Account all or a portion of the Account Value allocated to a Sub-Account or to the Fixed Account Value. We will make transfers pursuant to an authorized written or telephone request to us. Telephone requests will be honored only if we have a properly completed telephone authorization form for you on file. We, our affiliates and the representative from whom you purchased your Policy will not be responsible for losses resulting from acting upon telephone requests reasonably believed to be genuine. We will use reasonable procedures to confirm

                        23            FUTURITY VARIABLE UNIVERSAL LIFE INSURANCE
                       that instructions communicated by telephone are genuine. For transactions initiated by telephone, you will be required to identify yourself by name and a personal identification number.

                           Transfers may be requested by indicating the transfer
                       of either a specified dollar amount or a specified percentage of the Fixed Account Value or the Sub-Account's value from which the transfer will be made. If you request a transfer based on a specified percentage of the Fixed Account Value or the Sub-Account's value, that percentage will be converted into a request for the transfer of a specified dollar amount based on application of the specified percentage to the Fixed Account Value or the Sub-Account's value at the time the request is received. We reserve the right to limit the number of Sub-Accounts to which you may allocate your Account Value to not more than 20 Sub-Accounts.

                           Transfer privileges are subject to our consent. We
                       reserve the right to impose limitations on transfers, including, but not limited to: (1) the minimum amount that may be transferred; and (2) the minimum amount that may remain in a Sub-Account following a transfer from that Sub-Account.

                           We reserve the right to restrict amounts transferred
                       to the Variable Account from the Fixed Account Value to 20% of that portion of the Account Value attributable to the Fixed Account Value as of the end of the previous Policy Year.

                           We reserve the right to restrict amounts transferred
                       to the Fixed Account Value from the Variable Account to 20% of that portion of the Account Value attributable to the Variable Account as of the end of the previous Policy Year. We further reserve the right to restrict amounts transferred to the Fixed Account Value from the Variable Account in the event the portion of the Account Value attributable to the Fixed Account Value would exceed 30% of the Account Value.

                       ACCOUNT VALUE

                           Your Account Value is the sum of the amounts in each
                       Sub-Account of the Variable Account with respect to your Policy, plus the amount of the Fixed Account Value. The Account Value varies depending upon the Premiums paid, Expense Charges Applied to Premium, Mortality and Expense Risk Percentage charges, Monthly Expense Charges, Monthly Cost of Insurance charges, partial surrenders, fees, policy loans and the net investment factor (described below) for the Sub-Accounts to which your Account Value is allocated.

                        24            FUTURITY VARIABLE UNIVERSAL LIFE INSURANCE

 A VALUATION DATE is           VARIABLE ACCOUNT VALUE.  We measure the amounts
 any day on which we, in the Sub- Accounts in terms of Units and Unit Values. the applicable Fund, On any given date, the amount you have in a Sub-Account
 and the NYSE are      is equal to the Unit Value multiplied by the number of
 open for business.    Units credited to you in that Sub-Account. Amounts
 THE VALUATION PERIOD  allocated to a Sub-Account will be used to purchase
 is the period of      Units of that Sub-Account. Units are redeemed when you
 time from one         make partial surrenders, undertake policy loans or
 determination of      transfer amounts from a Sub-Account, and for the payment
 Unit Values to the    of Monthly Expense Charges, and Monthly Cost of
 next.                 Insurance charges and other fees. The number of Units of
                       each Sub- Account purchased or redeemed is determined by dividing the dollar amount of the transaction by the Unit Value for the Sub-Account. The Unit Value for each
                       Sub-Account is established at $10.00 for the first
                       VALUATION DATE of the Sub- Account. The Unit Value for any subsequent Valuation Date is equal to the Unit Value for the preceding Valuation Date multiplied by the net investment factor (determined as provided below). The
                       Unit Value of a Sub-Account for any Valuation Date is determined as of the close of the VALUATION PERIOD ending on that Valuation Date.

                           Transactions are processed on the date we receive a
                       premium at our Principal Office or any acceptable written or telephonic request is received at our Principal Office. If your premium or request is received on a date that is not a Valuation Date, or after the close of the New York Stock Exchange on a Valuation Date, the transaction will be processed on the next Valuation Date.

 The INVESTMENT START          The Account Value attributable to each
 DATE is the date we   Sub-Account of the Variable Account on the INVESTMENT
 apply your first      START DATE equals:
 premium payment,      - that portion of net premium received and allocated to
 which will be the       the Sub-Account, LESS
 later of the Issue    - that portion of the Monthly Expense Charges due on the
 Date, the Policy        policy date and subsequent Monthly Anniversary Days
 Date or the             through the Investment Start Date charged to the
 Valuation Date we       Sub-Account, LESS
 receive a premium
 equal to or in
 excess of the
 initial premium.

                           -   that portion of the Monthly Cost of
                               Insurance deductions due from the
                               policy date through the Investment
                               Start Date charged to the Sub-Account.

                           The Account Value attributable to each Sub-Account of
                       the Variable Account on subsequent Valuation Dates is equal to:

                           -   the Account Value attributable to the
                               Sub-Account on the preceding Valuation
                               Date multiplied by that Sub-Account's
                               net investment factor, PLUS

                           -   that portion of net premium received
                               and allocated to the Sub-Account
                               during the current Valuation Period,
                               PLUS

                        25            FUTURITY VARIABLE UNIVERSAL LIFE INSURANCE

                           -   any amounts transferred by you to the
                               Sub-Account from another Sub-Account
                               or from the Fixed Account Value during
                               the current Valuation Period, LESS

                           -   any amounts transferred by you from
                               the Sub-Account to another Sub-Account
                               or to the Fixed Account Value during
                               the current Valuation Period, LESS

                           -   that portion of any partial surrenders
                               deducted from the Sub-Account during
                               the current Valuation Period, LESS

                           -   that portion of any policy loan
                               transferred from the Sub-Account to
                               the Fixed Account Value during the
                               current Valuation Period, LESS

                           -   that portion of any surrender charges
                               associated with a decrease in the
                               Specified Face Amount charged to the
                               Sub-Account during the current
                               Valuation Period, LESS

                           -   if a Monthly Anniversary Day occurs
                               during the current Valuation Period,
                               that portion of the Monthly Expense
                               Charge for the Policy Month just
                               beginning charged to the Sub-Account,
                               LESS

                           -   if a Monthly Anniversary Day occurs
                               during the current Valuation Period,
                               that portion of the Monthly Cost of
                               Insurance for the Policy Month just
                               ending charged to the Sub-Account.

                           NET INVESTMENT FACTOR.  The NET INVESTMENT FACTOR for
                       each Sub-Account for any Valuation Period is determined by deducting the Mortality and Expense Risk Charge for each day in the Valuation Period from the quotient of (1) and (2) where:

                       (1) is the net result of --

                           -   the net asset value of a Fund share
                               held in the Sub-Account determined as
                               of the end of the Valuation Period,
                               PLUS

                           -   the per share amount of any dividend
                               or other distribution declared on Fund
                               shares held in the Sub-Account if the
                               "ex-dividend" date occurs during the
                               Valuation Period, PLUS OR MINUS

                           -   a per share credit or charge with
                               respect to any taxes reserved for by
                               us, or paid by us if not previously
                               reserved for, during the Valuation
                               Period which are determined by us to
                               be attributable to the operation of
                               the Sub-Account; and

                        26            FUTURITY VARIABLE UNIVERSAL LIFE INSURANCE

                       (2) is the net asset value of a Fund share held in the Sub-Account determined as of the end of the preceding Valuation Period.

                           The Mortality and Expense Risk Charge for the
                       Valuation Period is the Daily Risk Charge times the number of days in the Valuation Period.

                           The net investment factor may be greater or less than
                       one.

                           FIXED ACCOUNT VALUE.  The Fixed Account Value on the
                       Investment Start Date equals:

                           -   that portion of net premium received
                               and allocated to the Fixed Account
                               Value accrued at interest, LESS

                           -   that portion of the Monthly Expense
                               Charges due on the policy date and
                               subsequent Monthly Anniversary Days
                               through the Investment Start Date
                               charged to the Fixed Account Value
                               accrued at interest, LESS

                           -   that portion of the Monthly Cost of
                               Insurance deductions due from the
                               policy date through the Investment
                               Start Date charged to the Fixed
                               Account Value accrued at interest.

                           The Fixed Account Value on subsequent Valuation Dates
                       is equal to:

                           -   the Fixed Account Value on the
                               preceding Valuation Date accrued at
                               interest, PLUS

                           -   that portion of net premium received
                               and allocated to the Fixed Account
                               Value during the current Valuation
                               Period accrued at interest, PLUS

                           -   any amounts transferred by you to the
                               Fixed Account Value from the Variable
                               Account during the current Valuation
                               Period accrued at interest, LESS

                           -   any amounts transferred by you from
                               the Fixed Account Value to the
                               Variable Account during the current
                               Valuation Period accrued at interest,
                               LESS

                           -   that portion of any partial surrenders
                               deducted from the Fixed Account Value
                               during the current Valuation Period
                               accrued at interest, PLUS

                           -   any policy loan transferred from the
                               Variable Account to the Fixed Account
                               Value during the current Valuation
                               Period accrued at interest, LESS

                           -   that portion of any surrender charges
                               associated with a decrease in the
                               Specified Face Amount charged to the
                               Fixed Account Value during the current
                               Valuation Period, LESS

                        27            FUTURITY VARIABLE UNIVERSAL LIFE INSURANCE

                           -   if a Monthly Anniversary Day occurs
                               during the current Valuation Period,
                               that portion of the Monthly Expense
                               Charge for the Policy Month just
                               beginning charged to the Fixed Account
                               Value accrued at interest, LESS

                           -   if a Monthly Anniversary Day occurs
                               during the current Valuation Period,
                               that portion of the Monthly Cost of
                               Insurance for the Policy Month just
                               ending charged to the Fixed Account
                               Value accrued at interest.

                           The minimum guaranteed interest rate applicable to
                       the Fixed Account Value is 3% annually. Interest in excess of the guaranteed rate may be applied in the calculation of the Fixed Account Value at such increased rates and in such manner as we may determine, based on our expectations of future interest, mortality costs, persistency, expenses and taxes. Interest credited will be computed on a compound interest basis.

                           INSUFFICIENT VALUE.  Your Policy will terminate for
                       no value, subject to a Grace Period described below if, on a Valuation Date, a Monthly Anniversary Day occurred during the Valuation Period and--

                           -   your Policy's Cash Surrender Value is
                               equal to or less than zero or

                           -   the Policy Debt exceeds the Cash
                               Value.

                           During the first five Policy Years, a policy will not
                       terminate by reason of insufficient value if it satisfies the "minimum premium test," described below.

                           If on a Valuation Date a Monthly Anniversary Day
                       occurred during the Valuation Period and the Monthly Expense Charge plus the Monthly Cost of Insurance plus the Policy Debt exceed your Account Value, any Unpaid Policy Charges will be increased by the amount in excess of your Account Value. Any Unpaid Policy Charges will accumulate interest at an annual rate of 3%.

                        28            FUTURITY VARIABLE UNIVERSAL LIFE INSURANCE

                           MINIMUM PREMIUM TEST (NO-LAPSE GUARANTEE).  A Policy
                       satisfies the minimum premium test if the premiums paid less any partial surrenders less any Policy Debt exceed the sum of the "Minimum Monthly Premiums" which applied to the Policy in each Policy Month from the policy date to the Valuation Date.

                           The applicable Minimum Monthly Premiums are specified
                       in your Policy. We will revise the Minimum Monthly Premiums as a result of any of the following changes to a
                       Policy:

                           -   an increase in the Specified Face
                               Amount;

                           -   an increase in the cost of any rider;

                           -   when requested by you, the addition of
                               any rider.

                           The revised Minimum Monthly Premiums will be
                       effective as of the effective date of the change to the Policy and will remain in effect until again revised by any of the above changes.

                           GRACE PERIOD.  If, on a Valuation Date, your Policy
                       will terminate by reason of insufficient value, we will allow a Grace Period. This Grace Period will allow 61 days from that Valuation Date for the payment of a premium sufficient to keep the Policy in force. Notice of premium due will be mailed to your last known address or the last known address of any assignee of record. We will assume that your last known address is the address shown on your Policy Application (or notice of assignment), unless we receive written notice of a change in address in a form satisfactory to us. If the premium due is not paid within 61 days after the beginning of the Grace Period, then the Policy and all rights to benefits will terminate without value at the end of the 61 day period. The Policy will continue to remain in force during this Grace Period. If the Policy Proceeds become payable by us during the Grace Period, then any Unpaid Policy Charges will be deducted from the amount payable by us.

                           SPLITTING UNITS.  We reserve the right to split or
                       combine the value of Units. In effecting any such change, strict equity will be preserved and no change will have a material effect on the benefits or other provisions of your Policy.

                       CHARGES AND DEDUCTIONS

                           EXPENSE CHARGES APPLIED TO PREMIUM.  We will deduct a
                       charge from each premium payment as a sales load and for our federal, state and local tax obligations, which we will determine from time to time. The current charge is 5.25%. The maximum charge is guaranteed not to exceed 7.25%.

                        29            FUTURITY VARIABLE UNIVERSAL LIFE INSURANCE

                           MORTALITY AND EXPENSE RISK CHARGE.  This charge is
                       for the mortality and expense risks we assume with respect to the Policy. It is based on an annual rate that we apply against the Variable Account on a daily basis. The Mortality and Expense Risk Charge will be determined by us from time to time based on our expectations of future interest, mortality costs, persistency, expenses and taxes, but will not exceed 0.90% annually. Currently, the charge is 0.80% for Policy Years 1 through 10 and 0.50% thereafter.

                           The mortality risk we assume is that the group of
                       lives insured under the Policies may, on average, live for shorter periods of time than we estimated. The expense risk we assume is that our costs of issuing and administering Policies may be more than we estimated.

                           MONTHLY EXPENSE CHARGE.  We will deduct a charge of
                       $8.00 from your Policy's Account Value each Policy Month to cover our administrative costs. The Monthly Expense Charge will be deducted proportionally from the Sub-Accounts and the Fixed Account Value in excess of any Policy Debt.

                           MONTHLY COST OF INSURANCE.  We deduct a Monthly Cost
                       of Insurance charge from your Account Value to cover anticipated costs of providing insurance coverage. The Monthly Cost of Insurance deduction will be charged proportionally to the amounts in the Sub-Accounts and the Fixed Account Value in excess of any Policy Debt.

                           The Monthly Cost of Insurance equals the sum of (1),
                       (2) and (3) where:

                       (1) is the cost of insurance charge equal to the Monthly
                           Cost of Insurance rate (described below) multiplied by the net amount at risk divided by 1,000;

                       (2) is the monthly rider cost for any riders which are a
                           part of your Policy (with the monthly rider cost, if any riders are added, as described in the rider itself); and

                       (3) is any additional insurance charge calculated as
                           specified in your Policy, for, among other reasons, occupational or avocational risks.

                           The NET AMOUNT AT RISK equals:

                           -   the death benefit divided by 1.00247;
                               LESS

                           -   your Account Value on the Valuation
                               Date prior to assessing the monthly
                               expense charge and the cost of
                               insurance charges.

                        30            FUTURITY VARIABLE UNIVERSAL LIFE INSURANCE

                           If there are increases in the Specified Face Amount
                       other than increases caused by changes in the death benefit option, the cost of insurance charge described above is determined separately for the initial Specified Face Amount and each increase in the Specified Face Amount. In calculating the net amount at risk, your Account Value will first be allocated to the initial death benefit and then to each increase in the Specified Face Amount in the order in which the increases were made.

                           MONTHLY COST OF INSURANCE RATES.  The Monthly Cost of
                       Insurance rates (except for any such rate applicable to an increase in the Specified Face Amount) are based on the length of time your Policy has been in force and the insured's sex (in the case of non-unisex Policies), Issue Age, Class and underwriting rating, if any. The Monthly Cost of Insurance rates applicable to each increase in the Specified Face Amount are based on the length of time the increase has been in force and the insured's sex (in the case of non-unisex Policies), Issue Age, Class and underwriting rating, if any. The Monthly Cost of Insurance rates will be determined by us from time to time based on our expectations of future experience with respect to mortality costs, persistency, interest rates, expenses and taxes, but will not exceed the Guaranteed Maximum Monthly Cost of Insurance Rates based on the 1980 Commissioner's Standard Ordinary Smoker and Nonsmoker Mortality Tables.

                           BASIS OF COMPUTATION.  Guaranteed Maximum Monthly
                       Cost of Insurance Rates are based on the 1980 Commissioner's Standard Ordinary Smoker and Nonsmoker Mortality Tables. The Guaranteed Maximum Monthly Cost of Insurance Rates reflect any underwriting rating applicable to the Policy. We have filed a detailed statement of our methods for computing Cash Values with the insurance department in each jurisdiction where the Policy was delivered. These values equal or exceed the minimum required by law.

                       WAIVERS; REDUCED CHARGES; CREDITS; BONUS GUARANTEED INTEREST RATES

                           We may reduce or waive the sales load or surrender
                       charge, credit additional amounts, or grant bonus interest rates in situations where selling and/or maintenance costs associated with the Policies are reduced, sales of large Policies, and certain group or sponsored arrangements. In addition, we may waive charges, credit additional amounts, or grant bonus interest rates in connection with Policies sold to our or our affiliates' officers, directors and employees.

                       MATURITY DATE EXTENSION

                           The Maturity date of your Policy will be extended
                       beyond the original Maturity date shown in your Policy, if you so request in writing at our Principal

                        31            FUTURITY VARIABLE UNIVERSAL LIFE INSURANCE

                       Office prior to the original Maturity date and the Policy has a Cash Value on the original Maturity date. The new Maturity date will be the one you request.

                           After the original Maturity date (if you have
                       requested a new Maturity date):

                           -   We will not accept any more premium
                               payments for your Policy.

                           -   No more deductions for the Monthly
                               Expense Charges or for Monthly Cost of
                               Insurance charges will be made from
                               your Account Value.

                           -   The death benefit will be your Account
                               Value on the date of the insured's
                               death.

                           -   Your Policy's reinstatement provisions
                               will not apply.

                           Except as provided above, an extension of the
                       Maturity date does not alter your Policy.

                           If the Maturity date is extended, your Policy may not
                       qualify as life insurance beyond the original Maturity date and may be subject to tax consequences. We recommend that you receive counsel from your tax adviser. We will not be responsible for any adverse tax consequences resulting from the extension of the Maturity date of your Policy.

                       SUPPLEMENTAL BENEFITS

                           The following supplemental benefit riders are
                       available, subject to certain limitations described below. There is no charge for the accelerated benefits rider. An additional cost of insurance will be charged for each of the other riders which is in force as a part of the Monthly Cost of Insurance charge.

                           ACCELERATED BENEFITS RIDER.  Under this rider, we
                       will pay you, at your written request in a form satisfactory to us, an "accelerated benefit" if the insured is terminally ill. An insured is considered "terminally ill" if the insured has a life expectancy of 12 months or less due to illness or physical condition. We will require proof, satisfactory to us, of the insured's terminal illness, including, but not limited to, certification by an independent physician. No accelerated benefit is payable, however, unless your Policy has been in force for at least two years following its Issue Date or the date of its last reinstatement.

                           The accelerated benefit payment will be equal to that
                       portion of your Policy's death benefit requested by you, not to exceed the lesser of (a) 75% of the amount of the death benefit or (b) $250,000 (the "Accelerated Amount"), subject to the following adjustments:

                        32            FUTURITY VARIABLE UNIVERSAL LIFE INSURANCE

                           -   We will discount the Accelerated
                               Amount based on an annual interest
                               rate, not to exceed the greater of:
                               (a) the yield on 90-day Treasury bills
                               on the day we receive your request; or
                               (b) the statutory maximum policy loan
                               interest rate.

                           -   If you have an outstanding policy loan
                               on the date we approve your request,
                               we will reduce the Accelerated Amount
                               in partial payment of the policy loan
                               by an amount equal to the amount of
                               the policy loan multiplied by the
                               ratio of the Accelerated Amount to the
                               amount of your Policy's death benefit
                               (the "Eligible Amount").

                           -   We will reduce the Accelerated Amount
                               by the amount of any administrative
                               fee, not to exceed $150, in effect at
                               the time we receive your request.

                           You may request only one accelerated benefit payment.
                       This rider will terminate upon payment of an accelerated benefit, and the Specified Face Amount and Account Value of your Policy will be reduced by the ratio of the Accelerated Amount to the Eligible Amount.


                           ACCIDENTAL DEATH BENEFIT RIDER.  Under this rider, we
                       will pay the accidental death benefit specified in your Policy when we receive due proof of the insured's accidental death and that death occurred while this rider was in force, on or after the insured's first birthday and within ninety days after the date of the accident. "Accidental death" means that the insured died as a direct result, independent of all other causes, (a) from an injury sustained solely by external or violent accident, or (b) by an accidental drowning, excluding death caused by certain specified risks. If you change your Policy's Specified Face Amount, the accidental death benefit will not change unless you specifically request such a change. This rider will terminate on the earliest of (a) the nearest policy anniversary to the insured's 70th birthday or (b) the date that this policy terminates in accordance with its grace period provision.


                           MONTHLY RIDER COST.  The cost of this rider will be
                       part of the Monthly Cost of Insurance charge described in this prospectus. The total monthly rider cost will equal a rate which varies by the insured's issue age, sex and rating class multiplied by the amount of the accidental death benefit.

                           WAIVER OF MONTHLY DEDUCTIONS RIDER.  Under this
                       rider, we will waive the monthly deductions under your Policy retroactive to the date of total disability when the insured suffers a total disability, if the insured's total disability commences while this rider is in force and continues for six months. We will continue to waive the monthly deduction for as long as the disability continues. We must receive written notice and due proof before we will waive the monthly

                        33            FUTURITY VARIABLE UNIVERSAL LIFE INSURANCE
                       deductions. We may require from time to time additional proof that the disability is continuing, but not more frequently than once per year after the disability has continued for two years. We will not waive the monthly deductions--

                           -   for any month before the insured's
                               fifth birthday;

                           -   for any month which is more than one
                               year before we receive a notice of the
                               total disability; or

                           -   if the total disability is caused by
                               or results from certain specified
                               risks.

                           A "total disability" is any incapacity resulting from
                       bodily injury or disease which--

                           -   during the first 24 months of the
                               incapacity prevents the insured from
                               performing substantially all of the
                               major duties of the insured's
                               occupation; and

                           -   if the incapacity continues beyond 24
                               months, prevents the insured from
                               doing any work for which the insured
                               is reasonably qualified to perform by
                               reason of training, education or
                               experience.

                           Even if the insured can work, the following
                       constitutes a total disability:

                           -   total and permanent loss of sight of
                               both eyes or total and permanent loss
                               of hearing in both ears;

                           -   severance of both hands, both feet, or
                               one hand and one foot.

                           While the insured's total disability is continuing,
                       you cannot change your Policy's--

                           -   Specified Face Amount, unless
                               otherwise permitted under the
                               provisions of another rider to your
                               policy; or

                           -   your death benefit option.

                           This rider will terminate on the earliest of:

                           -   the nearest policy anniversary to the
                               insured's 65th birthday, unless the
                               insured's total disability is
                               continuing, and if the total
                               disability commences before the policy
                               anniversary nearest to the insured's
                               60th birthday; or

                           -   the nearest policy anniversary to the
                               insured's 65th birthday, if the total
                               disability commenced on or after the
                               policy anniversary nearest to the
                               insured's 60th birthday; or

                        34            FUTURITY VARIABLE UNIVERSAL LIFE INSURANCE

                           -   the date that the Policy terminates in
                               accordance with its Grace Period
                               provision.

                           If this rider terminates because your Policy lapses,
                       we will reinstate the rider if certain specified conditions are met.

                           MONTHLY RIDER COST.  The cost of this rider will be
                       part of the Monthly Cost of Insurance charge described in this prospectus. The total monthly rider cost will equal a rate based on the insured's issue age, sex and rating class multiplied by the net amount at risk.

                           PAYMENT OF STIPULATED AMOUNT RIDER.  Under this
                       rider, we will make a monthly payment of the "stipulated amount" when the insured suffers a total disability, if the insured's total disability commences while this rider is in force and continues for six months. We will continue to make a payment of that amount for as long as the disability continues. We must receive written notice and due proof before we will make a payment. We may require from time to time additional proof that the disability is continuing, but not more frequently than once per year after the disability has continued for five years. We will not make payments under this rider if the total disability is caused by or results from certain specified risks. This rider will not apply to any Monthly Anniversary Day that occurs before the insured's fifth birthday or that was due more than one year before we first received notice of the insured's total disability.

                           A "total disability" is any incapacity resulting from
                       bodily injury or disease which--

                           -   during the first 60 months of the
                               incapacity prevents the insured from
                               performing substantially all of the
                               major duties of the insured's
                               occupation; and

                           -   if the incapacity continues beyond 60
                               months, prevents the insured from
                               doing any work for which the insured
                               is reasonably qualified to perform by
                               reason of training, education or
                               experience.

                           Even if the insured can work, the following
                       constitutes a total disability:

                           -   total and permanent loss of sight of
                               both eyes or total and permanent loss
                               of hearing in both ears;

                           -   severance of both hands, both feet, or
                               one hand and one foot.

                           You may change the stipulated amount by written
                       request to our Principal Office. An increase in the stipulated amount is subject to our underwriting and administrative rules in effect at the time. If we make a change to this Policy at

                        35            FUTURITY VARIABLE UNIVERSAL LIFE INSURANCE
                       your request and if that change results in a reduction of the amount of premium you may pay for this Policy under applicable tax law, we will reduce the stipulated amount to conform to that reduction. We will reduce the cost of insurance for this rider appropriately. We will inform you in writing of these reductions.

                           You may not change the frequency of premium payment
                       for your Policy or increase the stipulated amount while the insured's total disability is continuing.

                           This rider will terminate on the earliest of:

                           -   The policy anniversary nearest to the
                               insured's 65th birthday. However, if
                               the insured's total disability
                               commenced before that policy
                               anniversary, the benefit provided by
                               this rider will continue until the end
                               of the benefit period specified in
                               your policy. No total disability of
                               the insured's that commences on or
                               after the policy anniversary nearest
                               to the insured's 65th birthday is
                               covered under this rider.

                           -   The date your Policy lapses because of
                               insufficient value.

                           -   The date your Policy is surrendered
                               for its Cash Surrender Value.

                           -   The date of death of the insured.

                           -   The date we receive your written
                               request that it be terminated.

                           MONTHLY RIDER COST.  The monthly cost for this rider
                       is equal to the stipulated amount times a rate which varies by factors including the insured's Issue Age, sex, and rating class.

                       TERMINATION OF POLICY

                           Your Policy will terminate on the earlier of the date
                       we receive your request to surrender, the expiration date of the Grace Period due to insufficient value, the date of death of the insured, or the Maturity date.

                       REINSTATEMENT

                           Before the insured's death, we will reinstate your
                       Policy prior to its Maturity date, provided that the Policy has not been surrendered and you--

                           -   make a request for reinstatement
                               within five years from the date of
                               termination;

                           -   submit satisfactory evidence of
                               insurability to us; and

                        36            FUTURITY VARIABLE UNIVERSAL LIFE INSURANCE

                           -   pay an amount sufficient to put your
                               Policy in force.

                           To put your Policy in Force, you must pay an amount
                       of at least--

                           -   the Unpaid Policy Charges at the end
                               of the Grace Period; plus

                           -   any excess of the Policy Debt over the
                               Cash Value at the end of the Grace
                               Period; plus

                           -   three times the Monthly Cost of
                               Insurance charges applicable at the
                               date of reinstatement; plus

                           -   three times the Monthly Expense
                               Charge.

                           During the first five Policy Years, an amount is
                       sufficient to put your Policy in force if it meets the minimum premium test.

                           A reinstated Policy's Specified Face Amount may not
                       exceed the Specified Face Amount at the time of termination. Your Account Value on the reinstatement date will reflect:

                           -   the Account Value at the time of
                               termination; PLUS

                           -   net premiums attributable to premiums
                               paid to reinstate the Policy; LESS

                           -   the Monthly Expense Charge; LESS

                           -   the Monthly Cost of Insurance charge
                               applicable on the date of
                               reinstatement.

                           The effective date of reinstatement will be the
                       Monthly Anniversary Day that falls on or next follows the date we approve your request.

                           Any Policy Debt at the time of termination must be
                       repaid upon the reinstatement of the Policy or carried over to the reinstated Policy.

                           If your Policy was subject to surrender charges when
                       it lapsed, the reinstated Policy will be subject to surrender charges as if it had not terminated.

                           The incontestability provision of the Policy will
                       apply to the Policy after reinstatement as regards statements made in the application for reinstatement. The suicide provision of the Policy will apply to the policy after reinstatement. In those provisions of a reinstated Policy, "Issue Date" means the effective date of reinstatement.

                        37            FUTURITY VARIABLE UNIVERSAL LIFE INSURANCE

                       DEFERRAL OF PAYMENT

                           We will usually pay any amount due from the Variable
                       Account within seven days after the Valuation Date following our receipt of written notice satisfactory to us giving rise to such payment or, in the case of death of the insured, due proof of such death. Payment of any amount payable from the Variable Account on death, surrender, partial surrender, or policy loan may be postponed whenever:

                           -   the New York Stock Exchange is closed
                               other than customary weekend and
                               holiday closing, or trading on the
                               NYSE is otherwise restricted;

                           -   the Securities and Exchange
                               Commission, by order, permits
                               postponement for the protection of
                               policyowners; or

                           -   an emergency exists as determined by
                               the Securities and Exchange
                               Commission, as a result of which
                               disposal of securities is not
                               reasonably practicable, or it is not
                               reasonably practicable to determine
                               the value of the assets of the
                               Variable Account.

                       RIGHTS OF OWNER

                           While the insured is alive, unless you have assigned
                       any of these rights, you may:

                           -   transfer ownership to a new owner;

                           -   name a contingent owner who will
                               automatically become the owner of the
                               Policy if you die before the insured;

                           -   change or revoke a contingent owner;

                           -   change or revoke a beneficiary;

                           -   exercise all other rights in the
                               Policy;

                           -   increase or decrease the Specified
                               Face Amount, subject to the other
                               provisions of the Policy;

                           -   change the death benefit option,
                               subject to the other provisions of the
                               Policy.

                           When you transfer your rights to a new owner, you
                       automatically revoke any prior contingent owner designation. When you want to change or revoke a prior beneficiary designation, you have to specify that action. You do not affect a prior beneficiary when you merely transfer ownership, or change or revoke a contingent owner designation.

                        38            FUTURITY VARIABLE UNIVERSAL LIFE INSURANCE

                           You do not need the consent of a beneficiary or a
                       contingent owner in order to exercise any of your rights. However, you must give us written notice satisfactory to us of the requested action. Your request will then, except as otherwise specified herein, be effective as of the date you signed the form, subject to any action taken before we received it.

                       RIGHTS OF BENEFICIARY

                           The beneficiary has no rights in the Policy until the
                       death of the insured. If a beneficiary is alive at that time, the beneficiary will be entitled to payment of the Policy Proceeds as they become due.

                       OTHER POLICY PROVISIONS

                           ADDITION, DELETION OR SUBSTITUTION OF
                       INVESTMENTS. We may decide to add new Sub-Accounts at any time. Also, shares of any or all of the Funds may not always be available for purchase by the Sub-Accounts of the Variable Account, or we may decide that further investment in any such shares is no longer appropriate. In either event, shares of other registered open-end investment companies or unit investment trusts may be substituted both for Fund shares already purchased by the Variable Account and/or as the security to be purchased in the future, provided that these substitutions have been approved by the Securities and Exchange Commission, to the extent necessary. In addition, the investment policies of the Sub-Accounts will not be changed without the approval of the Insurance Commissioner of the State of Delaware. We also reserve the right to eliminate or combine existing Sub-Accounts or to transfer assets between Sub-Accounts. In the event of any substitution or other act described in this paragraph, we may make appropriate amendments to the Policy to reflect the substitution.

                           ENTIRE CONTRACT.  Your entire contract with us
                       consists solely of the Policy, including the attached copy of your Policy Application and any attached copies of supplemental applications for increases in the Specified Face Amount.

                           ALTERATION.  Sales representatives do not have any
                       authority to either alter or modify your Policy or to waive any of its provisions. The only persons with this authority are our president, actuary, secretary, or one of our vice presidents.

                           MODIFICATION.  Upon notice to you, we may modify the
                       Policy if such a modification--

                           -   is necessary to make the Policy or the
                               Variable Account comply with any law
                               or regulation issued by a governmental
                               agency to which we are or the Variable
                               Account is subject;

                        39            FUTURITY VARIABLE UNIVERSAL LIFE INSURANCE

                           -   is necessary to assure continued
                               qualification of the Policy under the
                               Internal Revenue Code or other federal
                               or state laws as a life insurance
                               policy;

                           -   is necessary to reflect a change in
                               the operation of the Variable Account
                               or the Sub-Accounts; or

                           -   adds, deletes or otherwise changes
                               Sub-Account options.

                           We also reserve the right to modify certain
                       provisions of the Policy as stated in those provisions. In the event of any such modification, we may make appropriate amendments to the Policy to reflect such modification.

                           ASSIGNMENTS.  During the lifetime of the insured, you
                       may assign all or some of your rights under the Policy. All assignments must be filed at our Principal Office and must be in written form satisfactory to us. The assignment will then be effective as of the date you signed the form, subject to any action taken before we received it. We are not responsible for the validity or legal effect of any assignment.

                           NONPARTICIPATING.  The Policy does not pay dividends.
                       The Policy does not share in our profits or surplus earnings.

                           MISSTATEMENT OF AGE OR SEX (NON-UNISEX POLICY).  If
                       the age or sex (in the case of a non-unisex Policy) of the insured is stated incorrectly, the amounts payable by us will be adjusted as follows:

                           Misstatement discovered at death--The death benefit will be recalculated to that which would be purchased by the most recently charged Monthly Cost of Insurance rate for the correct age or sex (for a non-unisex Policy).

                           Misstatement discovered prior to death--Your Account Value will be recalculated from the policy date using the Monthly Cost of Insurance Rates based on the correct age or sex (for a non-unisex Policy).

                           SUICIDE.  If the insured, whether sane or insane,
                       commits suicide within two years after your Policy's Issue Date, we will not pay any part of the Policy Proceeds. We will refund the premiums paid, less the amount of any Policy Debt and any partial surrenders.

                           If the insured, whether sane or insane, commits
                       suicide within two years after the effective date of an increase in the Specified Face Amount, then our liability as to that increase will be the cost of insurance for that increase.

                        40            FUTURITY VARIABLE UNIVERSAL LIFE INSURANCE

                           INCONTESTABILITY.  All statements made in the
                       application or in a supplemental application are representations and not warranties. We relied and will rely on those statements when approving the issuance, increase in face amount, increase in death benefit over premium paid, or change in death benefit option of the Policy. No statement can be used by us in defense of a claim unless the statement was made in the application or in a supplemental application. In the absence of fraud, after the Policy has been in force during the lifetime of the insured for a period of two years from its Issue Date, we cannot contest it except for non-payment of premiums. However, any increase in the face amount which is effective after the Issue Date will be incontestable only after such increase has been in force during the lifetime of the insured for two years from the Effective Date of Coverage of such increase. Any increase in death benefit over premium paid or increase in death benefit due to a death benefit option change will be incontestable only after such increase has been in force during the lifetime of the insured for two years from the date of the increase.

                           REPORT TO OWNER.  We will send you a report at least
                       once each Policy Year. The report will show current policy values, premiums paid, and deductions made since the last report. It will also show the balance of any outstanding policy loans and accrued interest on such loans. There is no charge for this report.

                           ILLUSTRATIONS.  After the first Policy Year, we will
                       provide you with an illustration of future Account Values and death benefits upon request. We may charge a nominal fee not to exceed $25 per illustration.

                                     PERFORMANCE INFORMATION

 We may present                We may sometimes publish performance information
 mutual fund           related to the Fund, the Variable Account or the Policy
 portfolio             in advertising, sales literature and other promotional
 performance and       materials. This information is based on past investment
 hypothetical Policy   results and is not an indication of future performance.
 illustrations in
 sales literature.

                       PORTFOLIO PERFORMANCE

                           We may publish a mutual fund portfolio's TOTAL RETURN
                       or AVERAGE ANNUAL TOTAL RETURN. Total return is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gains. Average annual total return is a hypothetical rate of return that, if achieved annually, would have produced the same total return over a stated period if performance had been constant over the entire period. Average annual total returns smooth variations in performance, and are not the same as actual year-by-year results.

                        41            FUTURITY VARIABLE UNIVERSAL LIFE INSURANCE

                           We may also publish a mutual fund portfolio's YIELD.
                       Yield refers to the income generated by an investment in a portfolio over a given period of time, expressed as an annual percentage rate. When a yield assumes that income earned is reinvested, it is called an EFFECTIVE YIELD. SEVEN-DAY YIELD illustrates the income earned by an investment in a money market fund over a recent seven-day period.

                           TOTAL RETURNS AND YIELDS QUOTED FOR A MUTUAL FUND
                       PORTFOLIO INCLUDE THE INVESTMENT MANAGEMENT FEES AND OTHER EXPENSES OF THE PORTFOLIO, BUT DO NOT INCLUDE CHARGES AND DEDUCTIONS ATTRIBUTABLE TO YOUR POLICY. These expenses would reduce the performance quoted.

                       ADJUSTED PORTFOLIO PERFORMANCE

                           We may publish a mutual fund portfolio's total return
                       and yields adjusted for charges against the assets of the Variable Account.

                           We may publish total return and yield quotations
                       based on the period of time that a mutual fund portfolio has been in existence. The results for any period prior to any Policy being offered will be calculated as if the Policy had been offered during that period of time, with all charges assumed to be those applicable to the Policy.

                       OTHER INFORMATION

                           Performance information may be compared, in reports
                       and promotional literature, to:

                           -   the S&P 500, Dow Jones Industrial
                               Average, Lehman Brothers Aggregate
                               Bond Index or other unmanaged indices
                               so that investors may compare the
                               Sub-Account results with those of a
                               group of unmanaged securities widely
                               regarded by investors as
                               representative of the securities
                               markets in general;

                           -   other groups of variable life variable
                               accounts or other investment products
                               tracked by Lipper Analytical Services,
                               a widely used independent research
                               firm which ranks mutual funds and
                               other investment products by overall
                               performance, investment objectives,
                               and assets, or tracked by other
                               services, companies, publications, or
                               persons, such as Morningstar, Inc.,
                               who rank such investment products on
                               overall performance or other criteria;
                               or

                        42            FUTURITY VARIABLE UNIVERSAL LIFE INSURANCE

                           -   the Consumer Price Index (a measure
                               for inflation) to assess the real rate
                               of return from an investment in the
                               Sub-Account. Unmanaged indices may
                               assume the reinvestment of dividends
                               but generally do not reflect
                               deductions for administrative and
                               management expenses.

                           We may provide policy information on various topics
                       of interest to you and other prospective policyowners. These topics may include:

                           -   the relationship between sectors of
                               the economy and the economy as a whole
                               and its effect on various securities
                               markets;

                           -   investment strategies and techniques
                               (such as value investing, market
                               timing, dollar cost averaging, asset
                               allocation, constant ratio transfer
                               and account rebalancing);

                           -   the advantages and disadvantages of
                               investing in tax-deferred and taxable
                               investments;

                           -   customer profiles and hypothetical
                               purchase and investment scenarios;

                           -   financial management and tax and
                               retirement planning; and

                           -   investment alternatives to
                               certificates of deposit and other
                               financial instruments, including
                               comparisons between a Policy and the
                               characteristics of, and market for,
                               such financial instruments.

                                FEDERAL INCOME TAX CONSIDERATIONS

 We do not make any            The following summary provides a general
 guarantees about the description of the federal income tax considerations Policy's tax status. associated with the Policy and does not purport to be complete or to cover all situations. This discussion is NOT intended as tax advice. You should consult counsel or other competent tax advisers for more complete information. This discussion is based upon our understanding of the present federal income tax laws as they are currently interpreted by the Internal Revenue Service (the "IRS"). We make no representation as to the likelihood of continuation of the present federal income tax laws or of the current interpretations by the IRS. WE DO NOT MAKE ANY GUARANTEE REGARDING THE TAX STATUS OF ANY POLICY OR ANY TRANSACTION REGARDING THE POLICY.

                           The Policy may be used in various arrangements,
                       including non-qualified deferred compensation or salary continuance plans, split dollar insurance plans,

                        43            FUTURITY VARIABLE UNIVERSAL LIFE INSURANCE
                       executive bonus plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances of each individual arrangement. Therefore, if the use of the Policy in any such arrangement is contemplated, you should consult a qualified tax adviser for advice on the tax attributes of the particular arrangement.

                       TAX STATUS OF THE POLICY

 We believe the                A Policy has certain tax advantages when treated
 Policy will be        as a life insurance contract within the meaning of
 treated as a life     Section 7702 of the Internal Revenue Code of 1986, as
 insurance contract    amended (the "Code"). We believe that the Policy meets
 under federal tax     the Section 7702 definition of a life insurance contract
 laws.                 and will take whatever steps are appropriate and
                       reasonable to attempt to cause the Policy to comply with
                       Section 7702.

                       DIVERSIFICATION OF INVESTMENTS

                           Section 817(h) of the Code requires that the Variable
                       Account's investments be "adequately diversified" in accordance with certain Treasury regulations. We believe that the Variable Account will be adequately diversified.

                           In certain circumstances, the owner of a variable
                       life insurance policy may be considered, for federal income tax purposes, the owner of the assets of the variable account used to support the policy. In those circumstances, income and gains from the variable account assets would be includible in the variable policyowner's gross income. We do not know what standards will be established, if any, in the regulations or rulings which the Treasury has stated it expects to issue on this question. We therefore reserve the right to modify the Policy as necessary to attempt to prevent a policyowner from being considered the owner of a pro-rata share of the assets of the Variable Account.

                           The following discussion assumes that your Policy
                       will qualify as a life insurance contract for federal income tax purposes.

                       TAX TREATMENT OF POLICY BENEFITS

 Death benefits do             LIFE INSURANCE DEATH BENEFIT PROCEEDS.  In
 not incur federal     general, the amount of the death benefit payable under
 income tax.           your Policy is excludible from your gross income under
                       the Code.

                        44            FUTURITY VARIABLE UNIVERSAL LIFE INSURANCE

 Investment gains are          TAX DEFERRED ACCUMULATION.  Any increase in your
 normally not taxed    Account Value is generally not taxable to you unless you
 unless distributed    receive or are deemed to receive amounts from the Policy
 to you before the     before the insured dies.
 insured dies.                 DISTRIBUTIONS.  If you surrender your Policy,
                       the amount you will receive as a result will be subject to tax as ordinary income to the extent that amount exceeds the "investment in the contract," which is generally the total of premiums and other consideration paid for the Policy, less all amounts previously received under the Policy to the extent those amounts were excludible from gross income.

                           Depending on the circumstances, any of the following
                       transactions may have federal income tax consequences:

                           -   the exchange of a Policy for a life
                               insurance, endowment or annuity
                               contract;

                           -   a change in the death benefit option;

                           -   a policy loan;

                           -   a partial surrender;

                           -   a surrender;

                           -   a change in the ownership of a Policy;

                           -   the addition of an accelerated death
                               benefit rider; or

                           -   an assignment of a Policy.

                           In addition, federal, state and local transfer and
                       other tax consequences of ownership or receipt of Policy Proceeds will depend on your circumstances and those of the named beneficiary. Whether partial surrenders (or other amounts deemed to be distributed) constitute income subject to federal income tax depends, in part, upon whether your Policy is considered a "modified endowment contract."

                        45            FUTURITY VARIABLE UNIVERSAL LIFE INSURANCE

 If you pay more               MODIFIED ENDOWMENT CONTRACTS.  Section 7702A of
 premiums than         the Code treats certain life insurance contracts as
 permitted under the   "modified endowment contracts" ("MECs"). The Code
 seven-pay test, your  defines MECs as those Policies issued or materially
 Policy will be a      changed after June 21, 1988 on which the total premiums
 MEC.                  paid during the first seven years exceed the amount that
                       would have been paid if the Policy provided for paid-up benefits for seven annual premiums ("seven-pay test").

                           We will monitor the Policy to determine whether
                       additional premium payments would cause the Policy to become a MEC and will take certain steps in an attempt to avoid this result.

                           Further, if a transaction occurs which decreases the
                       face amount of your Policy during the first seven years, we will retest your Policy, as of the date of its purchase, based on the lower face amount to determine compliance with the seven-pay test. Also, if a decrease in face amount occurs within seven years of a "material change," we will retest your Policy for compliance as of the date of the "material change." Failure to comply in either case would result in the Policy's classification as a MEC regardless of our efforts to provide a payment schedule that would not otherwise violate the seven-pay test.

                           The rules relating to whether a Policy will be
                       treated as a MEC are complex and cannot be fully described in the limited confines of this summary. Therefore, you should consult with a competent tax adviser to determine whether a particular transaction will cause your Policy to be treated as a MEC.

 If your Policy                DISTRIBUTIONS UNDER MODIFIED ENDOWMENT
 becomes a MEC,        CONTRACTS.  If treated as a MEC, your Policy will be
 partial surrenders,   subject to the following tax rules:
 loans and surrenders  -  First, partial surrenders are treated as ordinary
 may incur taxes and     income subject to tax up to the amount equal to the
 tax penalties.          excess (if any) of your Account Value immediately
                         before the distribution over the "investment in the contract" at the time of the distribution.

                       - Second, policy loans and loans secured by a Policy are treated as partial surrenders and taxed accordingly. Any past-due loan interest that is added to the amount of the loan is treated as a loan.

                       - Third, a 10 percent additional income tax is imposed on that portion of any distribution (including distributions upon surrender), policy loan, or loan secured by a Policy, that is included in income, except where the distribution or loan is:

                           -   made when you are age 59 1/2 or older;

                           -   attributable to your becoming
                               disabled; or

                        46            FUTURITY VARIABLE UNIVERSAL LIFE INSURANCE

                           -   is part of a series of substantially
                               equal periodic payments for the
                               duration of your life (or life
                               expectancy) or for the duration of the
                               longer of your or the beneficiary's
                               life (or life expectancies).

                           DISTRIBUTIONS UNDER A POLICY THAT IS NOT A MEC.  If
                       your Policy is not a MEC, a distribution is generally treated first as a tax-free recovery of the "investment in the contract," and then as a distribution of taxable income to the extent the distribution exceeds the "investment in the contract." An exception is made for cash distributions that occur in the first 15 Policy Years as a result of a decrease in the death benefit or other change which reduces benefits under the Policy which are made for purposes of maintaining compliance with Section 7702. Such distributions are taxed in whole or part as ordinary income (to the extent of any gain in the Policy) under rules prescribed in Section 7702.

                           If your Policy is not a MEC, policy loans and loans
                       secured by the Policy are generally not treated as distributions. Such loans are instead treated as your indebtedness.

                           Finally, if your Policy is not a MEC, distributions
                       (including distributions upon surrender), policy loans and loans secured by the Policy are not subject to the 10 percent additional tax.

                           POLICY LOAN INTEREST.  Generally, no tax deduction is
                       allowed for interest paid or accrued on any indebtedness under a Policy. In addition, if the policyowner is not a natural person, or is a direct or indirect beneficiary under the Policy, Section 264(f) of the Code disallows a pro-rata portion of the taxpayer's otherwise allowable interest expense deduction. This rule may not, however, apply if you are such a policyowner engaged in a trade business and the Policy covers an officer, director, employee, or 20 percent owner of your business, within the meaning of Section 264(f)(4). You should consult your tax adviser for further guidance on these issues.

                           Also, there is no definitive guidance concerning the
                       tax treatment of a policy loan when the interest rate credited to the loan is the same as the interest rate charged against the loan, as is the case for loan amounts in Policy Years 11 and thereafter. You should consult your tax adviser regarding loan amounts in those Policy Years.

                           MULTIPLE POLICIES.  All modified endowment contracts
                       issued by us (or our affiliates) to you during any calendar year will be treated as a single MEC for purposes of determining the amount of a policy distribution which is taxable to you.

                        47            FUTURITY VARIABLE UNIVERSAL LIFE INSURANCE

 We may be required            FEDERAL INCOME TAX WITHHOLDING.  We will
 to withhold taxes     withhold and remit to the federal government the amount
 from certain dis-     of any tax due on that portion of a policy distribution
 tributions to you.    which is taxable if we do not have a valid social
                       security number for you, unless you direct us otherwise in writing at or before the time of the distribution. As the policyowner, however, you will be responsible for the payment of any taxes and early distribution penalties that may be due on policy distributions, regardless of whether those amounts are subject to withholding.

                       OUR TAXES

                           As a result of the Omnibus Budget Reconciliation Act
                       of 1990, we are currently and are generally required to capitalize and amortize certain policy acquisition expenses over a 10-year period rather than currently deducting such expenses. This so-called "deferred acquisition cost" tax ("DAC tax") applies to the deferred acquisition expenses of a Policy and results in a significantly higher corporate income tax liability for us.

                           At present, we do not assess any charge against the
                       assets of the Variable Account for any federal, state or local taxes that we incur which may be attributable to the Variable Account or any Policy. We, however, reserve the right in the future to assess a charge against the assets of the Variable Account for any such taxes or other economic burdens resulting from the application of any tax laws that we determine to be properly attributable to the Variable Account or any Policy.

                                      DISTRIBUTION OF POLICY

                           The Policy will be sold by licensed insurance agents
                       in those states where the Policy may be lawfully sold. Such agents will be registered representatives of broker-dealers registered under the Securities Exchange Act of 1934 who are members of the National Association of Securities Dealers, Inc. and who have entered into distribution agreements with us and our general distributor, Clarendon Insurance Agency, Inc. ("Clarendon"), One Sun Life Executive Park, Wellesley Hills, Massachusetts 02481. Clarendon is our wholly-owned subsidiary and is registered with the Securities and Exchange Commission under the Securities Exchange Act of 1934 as a broker-dealer and is a member of the National Association of Securities Dealers, Inc. Clarendon also acts as the general distributor of certain variable annuity contracts and other variable life insurance contracts we issue.

                           Gross first year commissions plus any expense
                       allowance payments we pay on the sale of the Policy may vary with the sales agreement with broker-dealers depending on the particular circumstances, but is not expected to exceed 90%

                        48            FUTURITY VARIABLE UNIVERSAL LIFE INSURANCE
                       of the target premium, which will vary based on the insured's age, sex and rating Class, plus 3% of any excess premium payments. Gross renewal commissions in Policy Years 2 through 10 will not exceed 3% of actual premium payment, and will not exceed 1% in Policy Years 11 and thereafter. In addition, we may also pay override payments, expense allowances, bonuses, wholesaler fees, and training allowances. In Policy Year 3 and thereafter, 0.10% of the Variable Account Value per annum will be paid to broker-dealers.

                                          VOTING RIGHTS

                           We are the legal owner of all shares of the Funds
                       held in the Sub-Accounts of the Variable Account, and as such have the right to vote upon matters that are required by the 1940 Act to be approved or ratified by the shareholders of the Funds and to vote upon any other matters that may be voted upon at a shareholders' meeting. We will, however, vote shares held in the Sub-Accounts in accordance with instructions received from policyowners who have an interest in the respective Sub-Accounts.

                           We will vote shares held in each Sub-Account for
                       which no timely instructions from policyowners are received, together with shares not attributable to a Policy, in the same proportion as those shares in that Sub-Account for which instructions are received. Should the applicable federal securities laws change so as to permit us to vote shares held in the Variable Account in our own right, we may elect to do so.

                           The number of shares in each Sub-Account for which a
                       policyowner may give instructions is determined by dividing the portion of the Account Value derived from participation in that Sub-Account, if any, by the value of one share of the corresponding Fund. We will determine the number as of a date we choose, but not more than 90 days before the shareholders' meeting. Fractional votes are counted. Voting instructions will be solicited in writing at least 14 days prior to the shareholders' meeting.

                           We may, if required by state insurance regulators,
                       disregard voting instructions if those instructions would require shares to be voted so as to cause a change in the sub-classification or investment policies of one or more of the Funds, or to approve or disapprove an investment management contract. In addition, we may disregard voting instructions that would require changes in the investment policies or investment adviser, provided that we reasonably disapprove of those changes in accordance with applicable federal regulations. If we disregard voting instructions, we will advise you of that action and our reasons for it in our next communication to policyowners.

                        49            FUTURITY VARIABLE UNIVERSAL LIFE INSURANCE

                               OUR DIRECTORS AND EXECUTIVE OFFICERS

                           Our directors and executive officers are listed
                       below, together with information as to their ages, dates of election and principal business occupations during the last five years (if other than their present business occupations). Except as otherwise indicated, those directors and officers who are associated with Sun Life Assurance Company of Canada and/or its subsidiaries have been associated with Sun Life Assurance Company of Canada for more than five years either in the position shown or in other positions. The asterisks below denote the year that the indicated director was elected to our board of directors.

                       DONALD A. STEWART, 52, Chairman and Director (1996*) 150 King Street West
                       Toronto, Ontario, Canada M5H 1J9


                           He is Chairman, Chief Executive Officer and a
                       Director of Sun Life Assurance Company of Canada; Chairman and a Director of Sun Life Insurance and Annuity Company of New York; and a Director of Massachusetts Financial Services Company, and Sun Life of Canada UK Holdings, plc.



                       C. JAMES PRIEUR, 48, President and Director (1998*) One Sun Life Executive Park
                       Wellesley Hills, Massachusetts 02481



                           He is President and Chief Operating Officer of Sun
                       Life Assurance Company of Canada; President and a Director of Sun Life Insurance and Annuity Company of New York; Chairman and a Director of Sun Life of Canada (U.S.) Distributors, Inc. and Sun Capital Advisers, Inc.; Chairman of the Board and Executive Vice President, Sun Capital Advisers Trust, President and a Director of Sun Life of Canada (U.S.) Holdings, Inc., Sun Life Assurance Company of Canada--U.S. Operations Holdings, Inc., Sun Life of Canada (U.S.) Financial Services Holdings, Inc., Sun Canada Financial Co., Sun Benefit Services Company; Vice President and Director of Sun Life of Canada (U.S.) SPE 97-1, Inc.; and a Director of Clarendon Insurance Agency, Inc., and Sun Life Financial Services, Limited; and Sun Life Information Services Ireland Limited.


                        50            FUTURITY VARIABLE UNIVERSAL LIFE INSURANCE

                       GREGORY W. GEE, 50, Director (1999*)
                       150 King Street West
                       Toronto, Ontario, Canada MSH 1J9



                           He is Vice Chairman of Sun Life Assurance Company of
                       Canada; and a Director of Sun Life Insurance and Annuity Company of New York.



                       DAVID D. HORN, 58, Director (1985*)
                       Strong Road
                       New Vineyard, ME 04956



                           He was formerly Senior Vice President and General
                       Manager for the United States of Sun Life Assurance Company of Canada, retiring in December, 1997. He is a Director of Sun Life Insurance and Annuity Company of New York; a Trustee of MFS/Sun Life Series Trust; and a Member of the Boards of Managers of Money Market Variable Account, High Yield Variable Account, Capital Appreciation Variable Account, Government Securities Variable Account, Global Governments Variable Account, Total Return Variable Account and Managed Sectors Variable Account.



                       ANGUS A. MACNAUGHTON, 68, Director (1985*)
                       Genstar Investment Corporation
                       555 California Street
                       Suite 4850
                       San Francisco, CA 94104



                           He is President of Genstar Investment Corporation and
                       a Director of Sun Life Assurance Company of Canada, Sun Life Insurance and Annuity Company of New York, Canadian Pacific, Ltd., Varian Associates, Inc., Diversified Collection Services, Inc., the San Francisco Opera, Genstar Investment LLC and Genstar Capital Corporation; and Vice Chairman and a Director of Barrick Gold Corporation.



                       JAMES A. MCNULTY, III, 56, Director (1999*)
                       One Sun Life Executive Park
                       Wellesley Hills, Massachusetts 02481



                           He is Senior Vice President and General Manager for
                       the United States of Sun Life Assurance Company of Canada; and a Director of Sun Life Insurance and Annuity Company of New York. He is a Director of The Support Committee for Battered Women.


                        51            FUTURITY VARIABLE UNIVERSAL LIFE INSURANCE

                       RICHARD B. BAILEY, 72, Director (1983*)
                       63 Atlantic Ave
                       Boston, Massachusetts 02116

                           He is a Director of Sun Life Insurance and Annuity
                       Company of New York and a Director/Trustee of certain Funds in the MFS Family of Funds.


                       M. COLYER CRUM, 67, Director (1986*)
                       104 Westcliff Street
                       Weston, Massachusetts 02493-1410


                           He is Professor Emeritus of the Harvard Business
                       School; Chairman and a Director of Phaeton International N.V.; a Director of Sun Life Assurance Company of Canada, Sun Life Insurance and Annuity Company of New York, Cambridge Bancorp, Cambridge Trust Company, Merrill Lynch Ready Assets Trust, Merrill Lynch Basic Value Fund, Inc., Merrill Lynch Global Growth Fund, Inc., Merrill Lynch U.S. Treasury Money Fund, Merrill Lynch Special Value Fund, Inc., Merrill Lynch Capital Fund, Inc., Merrill Lynch U.S.A. Government Reserves, MuniVest Florida Fund, MuniVest Michigan Insured Fund, Inc., MuniVest New Jersey Fund, Inc., MuniYield Michigan Insured Fund, Inc., and MuniYield New Jersey Insured Fund, Inc.; and a Trustee of Merrill Lynch Global Resources Trust, Merrill Lynch Ready Assets Trust, MuniYield Florida Insured Fund, and MuniYield Pennsylvania Fund. Prior to July, 1996, he was a Professor at the Harvard Business School.


                       S. CAESAR RABOY, 63, Director (1996*)
                       220 Boylston Street
                       Boston, MA 02116


                           He is a former Senior Vice President and Deputy
                       General Manager for the United States of Sun Life Assurance Company of Canada; a Director of Sun Life Insurance and Annuity Company of New York; Vice President and a Director of Sun Life Financial Services Limited; and a Director of Sun Life of Canada (U.S.) Distributors, Inc. and Clarendon Insurance Agency, Inc.

                       JAMES M.A. ANDERSON, 49, Vice President, Investments
                       (1998)
                       One Sun Life Executive Park
                       Wellesley Hills, Massachusetts 02481

                           He is Vice President, Investments of Sun Life
                       Assurance Company of Canada and Sun Life Insurance and Annuity Company of New York; President and Chief Executive Officer of Sun Capital Advisers Trust; President and a Director of Sun Capital Advisers, Inc.; Vice President and a Director of Sun Life of Canada (U.S.) Holdings, Inc., Sun Life of Canada (U.S.) Financial

                        52            FUTURITY VARIABLE UNIVERSAL LIFE INSURANCE

                       Services Holdings, Inc. and Sun Life Assurance Company of Canada--U.S. Operations Holdings, Inc.; Vice President of Sun Life of Canada (U.S.) Distributors, Inc. and Sun Canada Financial Co.; and a Director of Clarendon Insurance Agency, Inc. and Sun Benefit Services Company Inc.


                       ROBERT P. VROLYK, 46, Vice President, Finance, Actuary and Treasurer (1986)
                       One Sun Life Executive Park
                       Wellesley Hills, Massachusetts 02481



                           He is Vice President, Finance of Sun Life Assurance
                       Company of Canada; Vice President, Finance, Controller, Actuary and Treasurer of Sun Life Insurance and Annuity Company of New York; Vice President and a Director of Sun Life of Canada (U.S.) Holdings, Inc., Sun Life of Canada (U.S.) Financial Services Holdings, Inc., Sun Life Assurance Company of Canada--U.S. Operations Holdings, Inc., Sun Life of Canada (U.S.) Distributors, Inc. and Sun Canada Financial Co.; Vice President, Treasurer and a Director of Sun Capital Advisers, Inc.; Treasurer and a Director of Sun Life of Canada (U.S.) SPE 97-1, Inc.; and a Director of Clarendon Insurance Agency, Inc., Sun Benefit Services Company, Inc. and Sun Life Information Services Ireland, Ltd.


                       PETER F. DEMUTH, 41, Vice President, Chief Counsel and Assistant Secretary (1998)
                       One Sun Life Executive Park
                       Wellesley Hills, Massachusetts 02481


                           He is Vice President and Chief Counsel of U.S.
                       Operations for Sun Life Assurance Company of Canada; Vice President and Chief Counsel and Assistant Secretary for Sun Life Insurance and Annuity Company of New York; a Director of Sun Life of Canada (U.S.) Holdings, Inc., Sun Life of Canada (U.S.) Financial Services Holdings, Inc. and Sun Life Assurance Company of Canada--U.S. Operations Holdings, Inc. Prior to February, 1998, he was a partner at the firm of Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C.



                       ELLEN B. KING, 42, Counsel, Litigation and Secretary
                       (1998)
                       One Sun Life Executive Park
                       Wellesley Hills, Massachusetts 02481



                           She is Counsel, Litigation of Sun Life Assurance
                       Company of Canada and Counsel, Litigation and Secretary of Sun Life Insurance and Annuity Company of New York.


                        53            FUTURITY VARIABLE UNIVERSAL LIFE INSURANCE

                       ROBERT K. LEACH, 43, Vice President, Finance and Product
                       (1996)
                       One Sun Life Executive Park
                       Wellesley Hills, Massachusetts 02481


                           He has been affiliated with Sun Life Assurance
                       Company of Canada since January, 1987 in various management positions. In July, 1996 he was appointed Vice President, Individual Annuities. Prior to 1987 he was a 2nd Vice President at New England Life Insurance Company.


                       EDWARD J. RONAN, 45, Vice President, Retirement Products and Services (1997)
                       One Sun Life Executive Park
                       Wellesley Hills, Massachusetts 02481

                           He has been affiliated with Sun Life Assurance
                       Company of Canada since August, 1997. From June, 1987 to July, 1997 he was Vice President, Division Manager at First Data Investor Services Group.

                           Our directors, officers and employees are covered
                       under a commercial blanket bond and a liability policy. The directors, officers and employees of Clarendon Insurance Agency, Inc. are covered under a fidelity bond.

                                        OTHER INFORMATION

                       STATE REGULATION

                           We are subject to the laws of Delaware governing life
                       insurance companies and to regulation by Delaware's Commissioner of Insurance, whose agents periodically conduct an examination of our financial condition and business operations. We are also subject to the insurance laws and regulations of the jurisdictions in which we are authorized to do business.

                           We are required to file an annual statement with the
                       insurance regulatory authority of those jurisdictions where we are authorized to do business relating to our business operations and financial condition as of December 31st of the preceding year.

                       LEGAL PROCEEDINGS

                           There are no pending legal proceedings which would
                       have a material adverse effect on the Variable Account. We are engaged in various kinds of routine litigation which, in our judgment, is not material to the Variable Account.

                        54            FUTURITY VARIABLE UNIVERSAL LIFE INSURANCE

                       EXPERTS

                           Actuarial matters concerning the policy have been
                       examined by Georges C. Rouhart, FSA, MAAA, Product
                       Officer.

                       ACCOUNTANTS

                           Deloitte & Touche LLP have audited our statutory
                       statements of admitted assets, liabilities and capital stock and surplus as of December 31, 1998 and 1997, and the related statutory statements of operations, change in capital stock and surplus, and cash flow for each of the three years in the period ended December 31, 1998 included in this prospectus. There are no financial statements for the Variable Account because it had not commenced operations as of the date of this prospectus.

                       REGISTRATION STATEMENTS

                           This prospectus is part of a registration statement
                       that has been filed with the Securities and Exchange Commission under the Securities Act of 1933 with respect to the Policy. It does not contain all of the information set forth in the registration statement and the exhibits filed as part of the registration statement. You should refer to the registration statement for further information concerning the Variable Account, Sun Life of Canada (U.S.), the mutual fund investment options, and the Policy.

                       YEAR 2000 COMPLIANCE

                           During the fourth quarter of 1996, we began a
                       comprehensive analysis of our information technology (IT) and non-IT systems, including our hardware, software, data, data feed products, and internal and external supporting services, to address the ability of these systems to process date calculations through the year 2000 and beyond correctly. We created a full-time year 2000 project team in early 1997 to manage this endeavor across the company. This team, which works with dedicated personnel from all business units and with the legal and audit departments, reports directly to the our senior management on a monthly basis. In addition, our year 2000 project is periodically reviewed by internal and external auditors.

                           To date, relevant systems have been identified and
                       their components inventoried, needed resolutions have been documented, timelines and project plans have been developed, and remediation and testing are in process. Over 90% of the components have been remediated and tested and are certified as year 2000 compliant. The majority of the remaining components are in the testing phase and are expected to be certified over the course of this year.

                        55            FUTURITY VARIABLE UNIVERSAL LIFE INSURANCE

                           In mid-1997, the project team contacted all key
                       vendors to obtain either their certification for the products and services provided or their plan to make those products and services compliant. Approximately 95% of these vendors have responded and the project team has reviewed the responses and conducted test with the vendors where appropriate. In addition, the project continues to work with critical business partners, such as third-party administrators, investment property managers, investment mortgage correspondents and others, with the goal that these partners will continue to be able to support our objective of assuring year 2000 compliance.

                           Non-IT applications, including building security,
                       HVAC systems, and other such systems, will be tested. Compliant client server and mainframe environments have been built which allow for testing of critical dates such as December 31, 1999, January 1, 2000, February 28, 2000, February 29, 2000 and March 1, 2000 without impact to current production.

                           Although we expect all critical systems to be year
                       2000 compliant before the end of 1999, there can be no assurance that this result will be completely achieved. Factors giving rise to this uncertainty include possible loss of technical resources to perform the work, failure to identify all susceptible systems, non-compliance by third-parties whose systems and operations affect our operations, and other similar uncertainties. A possible worst-case scenario might include one or more of our significant systems being non-compliant. Such a scenario could result in material disruption to our operations. Consequences of such disruptions could include, among other possibilities, the inability to update customers' accounts; process payments and other financial transactions; and report accurate data to management, customers, regulators and others. Consequences could also include business interruptions or shutdowns, harm to our reputation, increased regulatory scrutiny by regulators, and litigation related to year 2000 issues. Such potential consequences, depending on their nature and duration, could have material impact on our results of operations and financial position.

                           In order to mitigate our risks of material adverse
                       operational or financial impacts from failure to achieve planned year 2000 compliance, we have established contingency planning at the business unit and corporate levels. Each business unit has ranked its applications as being of high, medium or low business risk to ensure that the most critical are addressed first. The business units also have developed alternate plans of action where possible and established dates for them to be enacted. On the corporate level, we are in the process of enhancing our business continuation plan, by identifying minimum requirements for facilities, computing, staffing, and other factors, and we are developing a plan to support those requirements.

                        56            FUTURITY VARIABLE UNIVERSAL LIFE INSURANCE

                           Statements contained in this prospectus regarding our
                       year 2000 compliance that are not historical fact are forward-looking statements as defined in the Private Securities Litigation Reform Act of 1995. Those statements are subject to risks and uncertainties that could cause actual results to differ materially from those anticipated at the time those statement were made, including, without limitation, uncertainties relating to our ability to identify and address year 2000 issues successfully and in a timely manner and at costs that are reasonably in line with our estimates, and the ability of our vendors, suppliers, other service providers, and customers to identify and address successfully their own year 2000 issues in a timely manner.

                       FINANCIAL STATEMENTS

                           Our financial statements, which are included in this
                       prospectus, should be considered only as bearing on our ability to meet our obligations with respect to the death benefit and our assumption of the mortality and expense risks. They should not be considered as bearing on the investment performance of the Fund shares held in the Variable Account.

                        57            FUTURITY VARIABLE UNIVERSAL LIFE INSURANCE

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

STATUTORY STATEMENTS OF ADMITTED ASSETS, LIABILITIES AND
CAPITAL STOCK AND SURPLUS
DECEMBER 31, 1998 AND 1997 (IN THOUSANDS)

                                                                                   1998           1997
                                                                               -------------  -------------
ADMITTED ASSETS
    Bonds                                                                      $   1,763,468  $   1,910,699
    Common stocks                                                                    128,445        117,229
    Mortgage loans on real estate                                                    535,003        684,035
    Properties acquired in satisfaction of debt                                       17,207         22,475
    Investment real estate                                                            78,021         78,426
    Policy loans                                                                      41,944         40,348
    Cash and short-term investments                                                  265,226        544,418
    Other invested assets                                                             64,177         55,716
    Life insurance premiums and annuity considerations due and uncollected                --          9,203
    Investment income due and accrued                                                 35,706         39,279
    Federal income tax recoverable and interest thereon                                1,110             --
    Receivable from parent, subsidiaries and affiliates                                   --         27,136
    Funds withheld on reinsurance assumed                                                 --        982,653
    Other assets                                                                       1,928          1,842
                                                                               -------------  -------------
    General account assets                                                         2,932,235      4,513,459
    Separate account assets:
      Unitized                                                                    11,774,745      9,068,021
      Non-unitized                                                                 2,195,641      2,343,877
                                                                               -------------  -------------
    Total Admitted Assets                                                      $  16,902,621  $  15,925,357
                                                                               -------------  -------------
                                                                               -------------  -------------
LIABILITIES
    Aggregate reserve for life policies and contracts                          $   1,216,107  $   2,188,243
    Supplementary contracts                                                            1,885          2,247
    Policy and contract claims                                                           369          2,460
    Provision for policyholders' dividends and coupons payable                            --         32,500
    Liability for premium and other deposit funds                                  1,000,875      1,450,705
    Surrender values on cancelled policies                                                 5            215
    Interest maintenance reserve                                                      40,490         33,830
    Commissions to agents due or accrued                                               2,615          2,826
    General expenses due or accrued                                                    5,932          6,238
    Transfers from Separate Accounts due or accrued                                 (361,863)      (284,078)
    Taxes, licenses and fees due or accrued, excluding FIT                               401            105
    Federal income taxes due or accrued                                               25,019         56,384
    Unearned investment income                                                            23             34
    Amounts withheld or retained by company as agent or trustee                          529             47
    Remittances and items not allocated                                                5,176          1,363
    Borrowed money                                                                        --        110,142
    Asset valuation reserve                                                           44,392         47,605
    Payable to parent, subsidiaries, and affiliates                                   30,381             --
    Payable for securities                                                               428         27,104
    Other liabilities                                                                  9,770          2,924
                                                                               -------------  -------------
    General account liabilities                                                    2,022,534      3,680,894
    Separate account liabilities:
      Unitized                                                                    11,774,522      9,067,891
      Non-unitized                                                                 2,195,641      2,343,877
                                                                               -------------  -------------
    Total liabilities                                                             15,992,697     15,092,662
                                                                               -------------  -------------
CAPITAL STOCK AND SURPLUS
    Common capital stock                                                               5,900          5,900
                                                                               -------------  -------------
    Surplus notes                                                                    565,000        565,000
    Gross paid in and contributed surplus                                            199,355        199,355
    Unassigned funds                                                                 139,669         62,440
                                                                               -------------  -------------
    Surplus                                                                          904,024        826,795
                                                                               -------------  -------------
    Total common capital stock and surplus                                           909,924        832,695
                                                                               -------------  -------------
    Total Liabilities, Capital Stock and Surplus                               $  16,902,621  $  15,925,357
                                                                               -------------  -------------
                                                                               -------------  -------------

                  SEE NOTES TO STATUTORY FINANCIAL STATEMENTS.

58                                    FUTURITY VARIABLE UNIVERSAL LIFE INSURANCE

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-owned subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

STATUTORY STATEMENTS OF OPERATIONS
YEARS ENDED DECEMBER 31, 1998, 1997 AND 1996 (IN 000'S)

                                              1998        1997        1996
                                           ----------  ----------  ----------
 INCOME:
     Premiums and annuity considerations   $  210,198  $  254,066  $  266,942
     Deposit-type funds                     2,140,604   2,155,297   1,775,230
     Considerations for supplementary
       contracts without life
       contingencies and dividend
       accumulations                            2,086       1,615       2,340
     Net investment income                    184,532     270,249     303,753
     Amortization of interest maintenance
       reserve                                  2,282       1,166       1,557
     Income from fees associated with
       investment management and
       administration and contract
       guarantees from Separate Account       141,211     109,757      83,278
     Net gain from operations from
       Separate Account                            --           5          --
     Other income                              87,364     102,889      87,532
                                           ----------  ----------  ----------
     Total                                  2,768,277   2,895,044   2,520,632
                                           ----------  ----------  ----------
 BENEFITS AND EXPENSES:
     Death benefits                            15,335      17,284      12,394
     Annuity benefits                         153,636     148,135     146,654
     Disability benefits and benefits
       under accident and health policies         104         132         105
     Surrender benefits and other fund
       withdrawals                          1,933,833   1,854,004   1,507,263
     Interest on policy or contract funds        (140)        699       2,205
     Payments on supplementary contracts
       without life contingencies and
       dividend accumulations                   2,528       1,687       2,120

     Increase (decrease) in aggregate
       reserves for life and accident and
       health policies and contracts         (972,135)    127,278     162,678
     Decrease in liability for premium
       and other deposit funds               (449,831)   (447,603)   (392,348)
     Increase (decrease) in reserve for
       supplementary contracts without
       life contingencies and for
       dividend and coupon accumulations         (362)         42         327
                                           ----------  ----------  ----------
     Total                                    682,968   1,701,658   1,441,398
     Commissions on premiums and annuity
       considerations (direct business
       only)                                  137,718     132,700     109,894
     Commissions and expense allowances
       on reinsurance assumed                  13,032      17,951      18,910
     General insurance expenses                58,132      46,624      37,206
     Insurance taxes, licenses and fees,
       excluding federal income taxes           7,388       8,267       8,431
     Increase (decrease) in loading on
       and cost of collection in excess
       of loading on deferred and
       uncollected premiums                    (1,663)        523         901
     Net transfers to Separate Accounts       722,851     844,130     761,941
     Reserve and fund adjustments on
       reinsurance terminated               1,017,112          --          --
                                           ----------  ----------  ----------
     Total                                  2,637,538   2,751,853   2,378,681
                                           ----------  ----------  ----------
     Net gain from operations before
       dividends to policyholders and
       Federal Income Taxes                   130,739     143,191     141,951
     Dividends to policyholders                (5,981)]     33,316     29,189
                                           ----------  ----------  ----------
     Net gain from operations after
       dividends to policyholders and
       before Federal Income Taxes            136,720     109,875     112,762
     Federal income tax expense
       (benefit), (excluding tax on
       capital gains)                          11,713       7,339      (5,400)
                                           ----------  ----------  ----------
     Net gain from operations after
       dividends to policyholders and
       federal income taxes and before
       realized capital gains                 125,007     102,536     118,162
     Net realized capital gains less
       capital gains tax and transferred
       to the IMR                                 394      26,706       4,862
                                           ----------  ----------  ----------
 NET INCOME                                $  125,401  $  129,242  $  123,024
                                           ----------  ----------  ----------
                                           ----------  ----------  ----------

                  SEE NOTES TO STATUTORY FINANCIAL STATEMENTS.

59                                    FUTURITY VARIABLE UNIVERSAL LIFE INSURANCE

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-owned subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.) STATUTORY STATEMENTS OF CHANGES IN CAPITAL STOCK AND SURPLUS
YEARS ENDED DECEMBER 31, 1998, 1997 AND 1996 (IN 000'S)

                                                              1998        1997         1996
                                                           ----------  -----------  -----------
Capital and surplus, Beginning of year                     $  832,695  $   567,143  $   792,452
                                                           ----------  -----------  -----------
Net income                                                    125,401      129,242      123,024
Change in net unrealized capital gains (losses)                  (384)       1,152       (1,715)
Change in non-admitted assets and related items                (1,086)        (463)          67
Change in reserve on account of change in valuation basis          --       39,016           --
Change in asset valuation reserve                               3,213        6,307      (11,812)
Surplus (contributed to) withdrawn from Separate Accounts
  during period                                                    82           --          100
Other changes in surplus in Separate Accounts Statements           10           --           --
Change in surplus notes                                            --      250,000     (335,000)
Dividends to stockholders                                     (50,000)    (159,722)          --
Aggregate write-ins for gains and losses in surplus                (7)          20           27
                                                           ----------  -----------  -----------
Net change in capital and surplus for the year                 77,229      265,552     (225,309)
                                                           ----------  -----------  -----------
Capital and surplus, End of year                           $  909,924  $   832,695  $   567,143
                                                           ----------  -----------  -----------
                                                           ----------  -----------  -----------

                  SEE NOTES TO STATUTORY FINANCIAL STATEMENTS.

60                                    FUTURITY VARIABLE UNIVERSAL LIFE INSURANCE

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-owned subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.) STATUTORY STATEMENTS OF CASH FLOW
YEARS ENDED DECEMBER 31, 1998, 1997 AND 1996 (IN THOUSANDS)

                                               1998         1997         1996
                                            -----------  -----------  -----------
 Cash Provided by Operations:
  Premiums, annuity considerations and
    deposit funds received                  $ 2,361,669  $ 2,410,919  $ 2,059,577
  Considerations for supplementary
    contracts and dividend accumulations
    received                                      2,086        1,615        2,340
  Net investment income received                236,944      345,279      324,914
  Other income received                         253,147      208,223       88,295
                                            -----------  -----------  -----------
 Total receipts                               2,853,846    2,966,036    2,475,126
                                            -----------  -----------  -----------
  Benefits paid (other than dividends)        2,107,736    2,020,747    1,671,483
  Insurance expenses and taxes paid (other
    than federal income and capital gains
    taxes)                                      217,023      203,650      172,015
  Net cash transferred to Separate
    Accounts                                    800,636      895,465      755,605
  Dividends paid to policyholders                26,519       28,316       22,689
  Federal income tax payments
    (recoveries),(excluding tax on capital
    gains)                                       46,965        1,397      (15,363)
  Other--net                                       (138)         698        2,205
                                            -----------  -----------  -----------
 Total payments                               3,198,741    3,150,273    2,608,634
                                            -----------  -----------  -----------
 Net cash used in operations                   (344,895)    (184,237)    (133,508)
                                            -----------  -----------  -----------
  Proceeds from long-term investments
    sold, matured or repaid (after
    deducting taxes on capital gains of
    $2,038 for 1998, $750 for 1997 and
    $1,555 for 1996)                          1,261,396    1,343,803    1,768,147
  Issuance (repayment) of surplus notes              --      250,000     (335,000)
  Other cash provided (used)                    (40,529)      71,095      147,956
                                            -----------  -----------  -----------
 Total cash provided                          1,220,867    1,664,898    1,581,103
                                            -----------  -----------  -----------
 Cash Applied:
  Cost of long-term investments acquired       (967,901)    (773,783)  (1,318,880)
  Other cash applied                           (187,263)    (310,519)    (177,982)
                                            -----------  -----------  -----------
 Total cash applied                          (1,155,164)  (1,084,302)  (1,496,862)
 Net change in cash and short-term
 investments                                   (279,192)     396,359      (49,267)
 Cash and short-term investments:
 Beginning of year                              544,418      148,059      197,326
                                            -----------  -----------  -----------
 End of year                                $   265,226  $   544,418  $   148,059
                                            -----------  -----------  -----------
                                            -----------  -----------  -----------

                  SEE NOTES TO STATUTORY FINANCIAL STATEMENTS.

61                                    FUTURITY VARIABLE UNIVERSAL LIFE INSURANCE

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO STATUTORY FINANCIAL STATEMENTS
YEARS ENDED DECEMBER 31, 1998, 1997 AND 1996

1.  DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

GENERAL

Sun Life Assurance Company of Canada (U.S.) (the "Company") is incorporated as a life insurance company and is currently engaged in the sale of individual variable life insurance, individual fixed and variable annuities, group fixed and variable annuities and group pension contracts.

Effective May 1, 1997, the Company became a wholly-owned subsidiary of the newly established Sun Life of Canada (U.S.) Holdings, Inc. ("Life Holdco"). On December 18, 1997, Life Holdco became a wholly-owned subsidiary of the Sun Life Assurance Company of Canada - U.S. Operations Holdings, Inc. ("US Holdco"). US Holdco is a wholly-owned subsidiary of Sun Life Assurance Company of Canada ("SLOC"). Prior to December 18, 1997, Life Holdco was a direct wholly-owned subsidiary of SLOC.

The Company, which is domiciled in the State of Delaware, prepares its financial statements in accordance with statutory accounting practices prescribed or permitted by the State of Delaware Insurance Department. Prescribed accounting practices include practices described in a variety of publications of the National Association of Insurance Commissioners ("NAIC"), as well as state laws, regulations and general administrative rules. Permitted accounting practices encompass all accounting practices not so prescribed. The permitted accounting practices adopted by the Company are not material to the financial statements. Prior to 1996, statutory accounting practices were recognized by the insurance industry and the accounting profession as generally accepted accounting principles for mutual life insurance companies and stock life insurance companies wholly-owned by mutual life insurance companies. In April 1993, the Financial Accounting Standards Board ("FASB") issued an interpretation (the "Interpretation"), that became effective in 1996, which changed the previous practice of mutual life insurance companies (and stock life insurance companies that are wholly-owned subsidiaries of mutual life insurance companies) with respect to utilizing statutory basis financial statements for general purposes, in that it will no longer allow such financial statements to be described as having been prepared in conformity with generally accepted accounting principles ("GAAP"). Consequently, these financial statements prepared in conformity with statutory accounting practices, as described above, vary from and are not intended to present the Company's financial position, results of operations or cash flow in conformity with generally accepted accounting principles. (See Note 20 for further discussion relative to the Company's basis of financial statement presentation.) The effects on the financial statements of the variances between the statutory basis of accounting and GAAP, although not reasonably determinable, are presumed to be material.

INVESTED ASSETS

Bonds are carried at cost, adjusted for amortization of premium or accrual of discount. Investments in non-insurance subsidiaries are carried on the equity basis. Investments in mortgage backed securities are generally carried at amortized cost. Changes in prepayment assumptions and resulting cash flows are evaluated periodically. The adjusted yield is used to calculate investment income in future periods. If current book value exceeds future undiscounted cash flows, a realized capital loss is recorded and amortized through IMR.

62                                    FUTURITY VARIABLE UNIVERSAL LIFE INSURANCE

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO STATUTORY FINANCIAL STATEMENTS (CONTINUED)
YEARS ENDED DECEMBER 31, 1998, 1997 AND 1996

1.  DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING
POLICIES (CONTINUED):
Investments in insurance subsidiaries are carried at their statutory surplus values. Mortgage loans acquired at a premium or discount are carried at amortized values and other mortgage loans are carried at the amounts of the unpaid balances. Real estate investments are carried at the lower of cost, adjusted for accumulated depreciation or appraised value, less encumbrances. Short-term investments are carried at amortized cost, which approximates fair value. Depreciation of buildings and improvements is calculated using the straight-line method over the estimated useful life of the property, generally 40 to 50 years.

POLICY AND CONTRACT RESERVES

The reserves for life insurance and annuity contracts, developed by accepted actuarial methods, have been established and maintained on the basis of published mortality tables using assumed interest rates and valuation methods that will provide reserves at least as great as those required by law and contract provisions.

INCOME AND EXPENSES

For life and annuity contracts, premiums are recognized as revenues over the premium paying period, whereas commissions and other costs applicable to the acquisition of new business are charged to operations as incurred.

SEPARATE ACCOUNTS

The Company has established unitized separate accounts applicable to various classes of contracts providing for variable benefits. Contracts for which funds are invested in separate accounts include variable life insurance and individual and group qualified and non-qualified variable annuity contracts.

Assets and liabilities of the separate accounts, representing net deposits and accumulated net investment earnings less fees, held primarily for the benefit of contract holders, are shown as separate captions in the financial statements. Assets held in the separate accounts are carried at market value as determined by quoted market prices of the underlying investments.

The Company has also established a non-unitized separate account for amounts allocated to the fixed portion of certain combination fixed/variable deferred annuity contracts. The assets of this account are available to fund general account liabilities, and general account assets are available to fund liabilities of this account.

Gains (losses) from mortality experience and investment experience of the separate accounts, not applicable to contract owners, are transferred to (from) the general account. Accumulated gains (losses) that have not been transferred are recorded as a payable (receivable) to (from) the general account. Amounts payable to the general account of the Company were $361,863,000 in 1998 and $284,078,000 in 1997.

CHANGES IN ACCOUNTING PRINCIPLES AND REPORTING

As described more fully in Note 10, during 1997 the Company changed certain assumptions used in determining actuarial reserves.

63                                    FUTURITY VARIABLE UNIVERSAL LIFE INSURANCE

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO STATUTORY FINANCIAL STATEMENTS (CONTINUED)
YEARS ENDED DECEMBER 31, 1998, 1997 AND 1996

1.  DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING
POLICIES (CONTINUED):
In March 1998, the National Association of Insurance Commissioners adopted the Codification of Statutory Accounting Principles ("Codification"). The Codification, which is intended to standardize regulatory accounting and reporting for the insurance industry, is proposed to be effective January 1, 2001. However, statutory accounting principles will continue to be established by individual state laws and permitted practices and it is uncertain when, or if, the state of Delaware will require adoption of Codification for the preparation of statutory financial statements. The Company has not finalized the quantification of the effects of Codification on its statutory financial statements.

OTHER

Preparation of the financial statements requires management to make estimates and assumptions that affect reported amounts of assets, liabilities, revenues and expenses. Actual results could differ from those estimates.

Certain prior year amounts have been reclassified to conform to amounts as presented in the current year.

2.  INVESTMENTS IN SUBSIDIARIES

The Company owns all of the outstanding shares of Sun Life Insurance and Annuity Company of New York ("Sun Life (N.Y.)"), Massachusetts Casualty Insurance Company ("MCIC"), Sun Life of Canada (U.S.) Distributors, Inc. (formerly Sun Investment Services Company) ("Sundisco"), New London Trust, F.S.B. ("NLT"), Sun Life Financial Services Limited ("SLFSL"), Sun Benefit Services Company, Inc. ("Sunbesco"), Sun Capital Advisers, Inc. ("Sun Capital"), Sun Life Finance Corporation ("Sunfinco"), Sun Life of Canada (U.S.) SPE 97-1, Inc. ("SPE 97-1"), Clarendon Insurance Agency, Inc. ("Clarendon") and Sun Life Information Services Ireland Ltd. ("SLISL").

On February 5, 1999, the Company finalized the sale of MCIC, a disability insurance company which issues primarily individual disability income policies, to Centre Solutions (U.S.) Limited, a wholly-owned subsidiary of Centre Reinsurance Holdings Limited for approximately $34 million. The impact of this sale to the ongoing operations of the Company is not expected to be material.

On September 28, 1998, the Company formed SLISL as an offshore technology center for the purpose of completing systems projects for affiliates.

On October 30, 1997, the Company established a wholly-owned special purpose corporation, SPE 97-1, for the purpose of engaging in activities incidental to securitizing mortgage loans.

On December 31, 1997, the Company purchased from Massachusetts Financial Services ("MFS") all of the outstanding shares of Clarendon, a registered broker-dealer that acts as the general distributor of certain annuity and life insurance contracts issued by the Company and its affiliates.

Prior to December 24, 1997, the Company owned 93.6% of the outstanding shares of MFS. On December 24, 1997, the Company transferred all of its shares of MFS to Life Holdco in the form of a dividend valued at

64                                    FUTURITY VARIABLE UNIVERSAL LIFE INSURANCE

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO STATUTORY FINANCIAL STATEMENTS (CONTINUED)
YEARS ENDED DECEMBER 31, 1998, 1997 AND 1996

2.  INVESTMENTS IN SUBSIDIARIES (CONTINUED):
$159,722,000. As a result of this transaction, the Company realized a gain of $21,195,000 of undistributed earnings.

MFS, a registered investment adviser, serves as investment adviser to the mutual funds in the MFS family of funds as well as certain mutual funds and separate accounts established by the Company. The MFS Asset Management Group provides investment advice to substantial private clients.

Sun Life (N.Y.) is engaged in the sale of individual fixed and variable annuity contracts and group life and disability insurance contracts in the State of New York.

Sundisco is a registered investment adviser and broker-dealer.

NLT is a federally chartered savings bank.

SLFSL serves as the marketing administrator for the distribution of the offshore products of Sun Life Assurance Company of Canada (Bermuda), an affiliate.

Sun Capital is a registered investment adviser.

Sunfinco and Sunbesco are currently inactive.

On September 28, 1998 a $500,000 note was issued by SLISL to the Company at a rate of 6.0%, maturing on September 28, 2002.

A $110,000,000 note was issued to the Company by MFS on February 11, 1998 at an interest rate of 6.0% due February 11, 1999. Another $110,000,000 note was issued to the Company by MFS on December 22, 1998 at an interest rate of 5.55% due February 11, 1999.

On December 23, 1997, the Company issued a $110,000,000 note to US Holdco at an interest rate of 5.80%, which was repaid on March 1, 1998. A $110,000,000 note was also issued to the Company by MFS on December 23, 1997 at an interest rate of 5.85% and was repaid on February 11, 1998.

On December 31, 1996, the Company issued a $58,000,000 note to SLOC at an interest rate of 5.70% which was repaid on February 10, 1997. Also on December 31, 1996, the Company was issued a $58,000,000 note by MFS at an interest rate of 5.76%. This note was repaid to the Company on February 10, 1997. On December 31, 1998, 1997 and 1996, the Company had an additional $20,000,000 in notes issued by MFS, scheduled to mature in 2000.

65                                    FUTURITY VARIABLE UNIVERSAL LIFE INSURANCE

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO STATUTORY FINANCIAL STATEMENTS (CONTINUED)
YEARS ENDED DECEMBER 31, 1998, 1997 AND 1996

2.  INVESTMENTS IN SUBSIDIARIES (CONTINUED):
During 1998, 1997, and 1996, the Company contributed capital in the following amounts to its subsidiaries:

                                                                                     1998       1997       1996
                                                                                   ---------  ---------  ---------
                                                                                           (IN THOUSANDS)
MCIC                                                                                      --  $   2,000  $  10,000
SLFSL                                                                              $     750      1,000      1,500
SPE 97-1                                                                                  --     20,377         --
Sundisco                                                                              10,000         --         --
Sun Capital                                                                              500         --         --
Clarendon                                                                                 10         --         --
SLISL                                                                                    502         --         --

Summarized combined financial information of the Company's subsidiaries as of December 31, 1998, 1997 and 1996 and for the years then ended, follows:

                                                                           1998           1997           1996
                                                                       -------------  -------------  -------------
                                                                                     (IN THOUSANDS)
Intangible assets                                                      $          --  $          --  $       9,646
Other assets                                                               1,315,317      1,190,951      1,376,014
Liabilities                                                               (1,186,872)    (1,073,966)    (1,241,617)
                                                                       -------------  -------------  -------------
Total net assets                                                       $     128,445  $     116,985  $     144,043
                                                                       -------------  -------------  -------------
                                                                       -------------  -------------  -------------
Total revenues                                                         $     222,853  $     750,364  $     717,280
Operating expenses                                                          (221,933)      (646,896)      (624,199)
Income tax expense                                                            (1,222)       (43,987)       (42,820)
                                                                       -------------  -------------  -------------
Net income (loss)                                                      $        (302) $      59,481  $      50,261
                                                                       -------------  -------------  -------------
                                                                       -------------  -------------  -------------

On December 24, 1997, the Company transferred all of its shares of MFS to its parent, Life Holdco.

66                                    FUTURITY VARIABLE UNIVERSAL LIFE INSURANCE

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO STATUTORY FINANCIAL STATEMENTS (CONTINUED)
YEARS ENDED DECEMBER 31, 1998, 1997 AND 1996

3.  BONDS

Investments in debt securities are as follows:

                                                                               DECEMBER 31, 1998
                                                              ----------------------------------------------------
                                                                               GROSS        GROSS      ESTIMATED
                                                               AMORTIZED    UNREALIZED   UNREALIZED       FAIR
                                                                  COST         GAINS      (LOSSES)       VALUE
                                                              ------------  -----------  -----------  ------------
                                                                                 (IN THOUSANDS)
Long-term bonds:
    United States government and government agencies and
      authorities                                             $    140,417   $   7,635    $    (177)  $    147,875
    States, provinces and political subdivisions                    16,632       2,219           --         18,851
    Public utilities                                               397,670      38,740         (238)       436,172
    Transportation                                                 197,207      22,481          (18)       219,670
    Finance                                                        144,958      12,542         (494)       157,006
    All other corporate bonds                                      866,584      50,814       (6,419)       910,979
                                                              ------------  -----------  -----------  ------------
        Total long-term bonds                                    1,763,468     134,431       (7,346)     1,890,553
                                                              ------------  -----------  -----------  ------------
Short-term bonds:
    U.S. Treasury Bills, bankers acceptances and commercial
      paper                                                         43,400          --           --         43,400
    Affiliates                                                     220,000          --           --        220,000
                                                              ------------  -----------  -----------  ------------
        Total short-term bonds                                     263,400          --           --        263,400
                                                              ------------  -----------  -----------  ------------
Total bonds                                                   $  2,026,868   $ 134,431    $  (7,346)  $  2,153,953
                                                              ------------  -----------  -----------  ------------
                                                              ------------  -----------  -----------  ------------

67                                    FUTURITY VARIABLE UNIVERSAL LIFE INSURANCE

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO STATUTORY FINANCIAL STATEMENTS (CONTINUED)
YEARS ENDED DECEMBER 31, 1998, 1997 AND 1996

3.  BONDS (CONTINUED):

                                                                               DECEMBER 31, 1997
                                                              ----------------------------------------------------
                                                                               GROSS        GROSS      ESTIMATED
                                                               AMORTIZED    UNREALIZED   UNREALIZED       FAIR
                                                                  COST         GAINS      (LOSSES)       VALUE
                                                              ------------  -----------  -----------  ------------
                                                                                 (IN THOUSANDS)
Long-term bonds:
    United States government and government agencies and
      authorities                                             $    126,923   $   5,529    $      --   $    132,452
    States, provinces and political subdivisions                    22,361       2,095           --         24,456
    Public utilities                                               398,939      35,338          (91)       434,186
    Transportation                                                 214,130      22,000         (390)       235,740
    Finance                                                        157,891       5,885         (120)       163,656
    All other corporate bonds                                      990,455      52,678       (5,456)     1,037,677
                                                              ------------  -----------  -----------  ------------
        Total long-term bonds                                    1,910,699     123,525       (6,057)     2,028,167
                                                              ------------  -----------  -----------  ------------
Short-term bonds:
    U.S. Treasury Bills, bankers acceptances and commercial
      paper                                                        431,032          --           --        431,032
    Affiliates                                                     110,000          --           --        110,000
                                                              ------------  -----------  -----------  ------------
        Total short-term bonds                                     541,032          --           --        541,032
                                                              ------------  -----------  -----------  ------------
Total bonds                                                   $  2,451,731   $ 123,525    $  (6,057)  $  2,569,199
                                                              ------------  -----------  -----------  ------------
                                                              ------------  -----------  -----------  ------------

The amortized cost and estimated fair value of bonds at December 31, 1998 are shown below by contractual maturity. Expected maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call and/or prepayment penalties.

                                                                                            DECEMBER 31, 1998
                                                                                        --------------------------
                                                                                         AMORTIZED     ESTIMATED
                                                                                            COST       FAIR VALUE
                                                                                        ------------  ------------
                                                                                              (IN THOUSANDS)
Maturities:
    Due in one year or less                                                             $    459,631  $    460,787
    Due after one year through five years                                                    329,625       336,516
    Due after five years through ten years                                                   264,372       283,840
    Due after ten years                                                                      703,341       781,253
                                                                                        ------------  ------------
                                                                                           1,756,969     1,862,396
    Mortgage-backed securities                                                               269,899       291,557
                                                                                        ------------  ------------
Total bonds                                                                             $  2,026,868  $  2,153,953
                                                                                        ------------  ------------
                                                                                        ------------  ------------

68                                    FUTURITY VARIABLE UNIVERSAL LIFE INSURANCE

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO STATUTORY FINANCIAL STATEMENTS (CONTINUED)
YEARS ENDED DECEMBER 31, 1998, 1997 AND 1996

3.  BONDS (CONTINUED):
Proceeds from sales and maturities of investments in debt securities during 1998, 1997, and 1996 were $1,016,811,000, $980,264,000, and $1,554,016,000, gross gains were $17,025,000, $10,732,000, and $16,975,000 and gross losses were $866,000, $2,446,000, and $10,885,000, respectively.

Bonds included above with an amortized cost of approximately $2,572,000, $2,578,000 and $2,060,000 at December 31, 1998, 1997 and 1996, respectively, were on deposit with governmental authorities as required by law.

Excluding investments in U.S. government and agencies securities, the Company is not exposed to significant concentration of credit risk in its portfolio.

4.  SECURITIES LENDING

The Company has a securities lending program operated on its behalf by the Company's primary custodian, Chase Manhattan Bank of New York. The custodian has indemnified the Company against losses arising from this program. There were no securities out on loan as of December 31, 1998 and 1997. Income resulting from this program was $94,000, $200,000 and $137,000 for the years ended December 31, 1998, 1997 and 1996, respectively.

5.  MORTGAGE LOANS

The Company invests in commercial first mortgage loans throughout the United States. The Company monitors the condition of the mortgage loans in its portfolio. In those cases where mortgages have been restructured, appropriate allowances for losses have been made. In those cases where, in management's judgment, the mortgage loans' values are impaired, appropriate losses are recorded.

The following table shows the geographical distribution of the mortgage loan portfolio.

                                                                                                 DECEMBER 31,
                                                                                            ----------------------
                                                                                               1998        1997
                                                                                            ----------  ----------
                                                                                                (IN THOUSANDS)
California                                                                                  $   82,397  $  119,122
Massachusetts                                                                                   53,528      58,981
Michigan                                                                                        34,357      42,912
New York                                                                                        21,190      45,696
Ohio                                                                                            36,171      51,862
Pennsylvania                                                                                    93,587      97,949
Washington                                                                                      36,548      54,948
All other                                                                                      177,225     212,565
                                                                                            ----------  ----------
                                                                                            $  535,003  $  684,035
                                                                                            ----------  ----------
                                                                                            ----------  ----------

The Company has restructured mortgage loans totaling $30,743,000 and $26,284,000 at December 31, 1998 and 1997, respectively, against which there are allowances for losses of $2,120,000 and $3,026,000, respectively.

69                                    FUTURITY VARIABLE UNIVERSAL LIFE INSURANCE

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO STATUTORY FINANCIAL STATEMENTS (CONTINUED)
YEARS ENDED DECEMBER 31, 1998, 1997 AND 1996

5.  MORTGAGE LOANS (CONTINUED):
The Company has made commitments of mortgage loans on real estate into the future.The outstanding commitments for these mortgages amount to $18,005,000 and $12,300,000 at December 31, 1998 and 1997, respectively.

6.  INVESTMENT GAINS AND LOSSES

                                                                                      YEARS ENDED DECEMBER 31,
                                                                                  ---------------------------------
                                                                                     1998        1997       1996
                                                                                  ----------  ----------  ---------
                                                                                           (IN THOUSANDS)
Net realized gains (losses):
Bonds                                                                             $    5,659  $    2,882  $   5,631
Common stock of affiliates                                                                --      21,195         --
Common stocks                                                                             48
Mortgage loans                                                                         2,374       3,837        763
Real estate                                                                              955       2,912        599
Other invested assets                                                                 (3,827)       (717)       567
                                                                                  ----------  ----------  ---------
Subtotal                                                                               5,209      30,109      7,560
Capital gains tax expense                                                              4,815       3,403      2,698
                                                                                  ----------  ----------  ---------
Total                                                                             $      394  $   26,706  $   4,862
                                                                                  ----------  ----------  ---------
                                                                                  ----------  ----------  ---------
Changes in unrealized gains (losses):
Common stock of affiliates                                                        $     (302) $   (2,894) $  (5,739)
Mortgage loans                                                                        (1,312)      1,524       (600)
Real estate                                                                              403       3,377      4,624
Other invested assets                                                                    827        (855)        --
                                                                                  ----------  ----------  ---------
Total                                                                             $     (384) $    1,152  $  (1,715)
                                                                                  ----------  ----------  ---------
                                                                                  ----------  ----------  ---------

Realized capital gains and losses on bonds and mortgages and interest rate swaps which relate to changes in levels of interest rates are charged or credited to an interest maintenance reserve ("IMR") and amortized into income over the remaining contractual life of the security sold. The net realized capital gains credited to the interest maintenance reserve were $8,943,000 in 1998, $6,321,000 in 1997, and $7,710,000 in 1996. All gains and losses are transferred net of applicable income taxes.

70                                    FUTURITY VARIABLE UNIVERSAL LIFE INSURANCE

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO STATUTORY FINANCIAL STATEMENTS (CONTINUED)
YEARS ENDED DECEMBER 31, 1998, 1997 AND 1996

7.  NET INVESTMENT INCOME

Net investment income consisted of:

                                                                                    YEARS ENDED DECEMBER 31,
                                                                               ----------------------------------
                                                                                  1998        1997        1996
                                                                               ----------  ----------  ----------
                                                                                         (IN THOUSANDS)
Interest income from bonds                                                     $  167,436  $  188,924  $  178,695
Income from investment in common stock of affiliates                                3,675      41,181      50,408
Interest income from mortgage loans                                                53,269      76,073      92,591
Real estate investment income                                                      15,932      17,161      16,249
Interest income from policy loans                                                   2,881       3,582       2,790
Other investment income (loss)                                                       (641)       (193)      1,710
                                                                               ----------  ----------  ----------
Gross investment income                                                           242,552     326,728     342,443
                                                                               ----------  ----------  ----------
Interest on surplus notes and notes payable                                       (44,903)    (42,481)    (23,061)
Investment expenses                                                               (13,117)    (13,998)    (15,629)
                                                                               ----------  ----------  ----------
Net investment income                                                          $  184,532  $  270,249  $  303,753
                                                                               ----------  ----------  ----------
                                                                               ----------  ----------  ----------

8.  DERIVATIVES

The Company uses derivative instruments for interest rate risk management purposes, including hedges against specific interest rate risk and to minimize the Company's exposure to fluctuations in interest rates. The Company's use of derivatives has included U.S. Treasury futures, conventional interest rate swaps, and forward spread lock interest rate swaps.

In the case of interest rate futures, gains or losses on contracts that qualify as hedges are deferred until the earliest of the completion of the hedging transaction, determination that the transaction will no longer take place, or determination that the hedge is no longer effective. Upon completion of the hedge, where it is impractical to allocate gains or losses to specific hedged assets or liabilities, gains or losses are deferred in IMR and amortized over the remaining life of the hedged assets. At December 31, 1998 and 1997 there were no futures contracts outstanding.

In the case of interest rate and foreign currency swap agreements and forward spread lock interest rate swap agreements, gains or losses on terminated swaps are deferred in the IMR and amortized over the shorter of the remaining life of the hedged asset sold or the remaining term of the swap contract. The net differential to be paid or received on interest rate swaps is recorded monthly as interest rates change.

71                                    FUTURITY VARIABLE UNIVERSAL LIFE INSURANCE

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO STATUTORY FINANCIAL STATEMENTS (CONTINUED)
YEARS ENDED DECEMBER 31, 1998, 1997 AND 1996

8.  DERIVATIVES (CONTINUED):
Options are used to hedge the stock market interest exposure in the mortality and expense risk charges and guaranteed minimum death benefit features of the Company's variable annuities. The Company's open positions are as follows:

                                                                                         SWAPS OUTSTANDING
                                                                                       AT DECEMBER 31, 1998
                                                                                 ---------------------------------
                                                                                      NOTIONAL       MARKET VALUE
                                                                                 PRINCIPAL AMOUNTS   OF POSITIONS
                                                                                 ------------------  -------------
                                                                                          (IN THOUSANDS)
Conventional interest rate swaps                                                     $   45,000        $     508
Foreign currency swap                                                                     1,178              263

                                                                                         SWAPS OUTSTANDING
                                                                                       AT DECEMBER 31, 1997
                                                                                 ---------------------------------
                                                                                      NOTIONAL       MARKET VALUE
                                                                                 PRINCIPAL AMOUNTS   OF POSITIONS
                                                                                 ------------------  -------------
                                                                                          (IN THOUSANDS)
Conventional interest rate swaps                                                     $   80,000        $  (2,891)
Foreign currency swap                                                                     1,700              208
Forward spread lock swaps                                                                50,000              274
Asian Put Option S & P 500                                                               75,000              693

The market value of swaps is the estimated amount that the Company would receive or pay on termination or sale, taking into account current interest rates and the current credit worthiness of the counterparties. The Company is exposed to potential credit loss in the event of nonperformance by counterparties. The counterparties are major financial institutions and management believes that the risk of incurring losses related to credit risk is remote.

9.  LEVERAGED LEASES

The Company is a lessor in a leveraged lease agreement entered into on October 21, 1994, under which equipment having an estimated economic life of 25-40 years was leased for a term of 9.75 years. The Company's equity investment represented 22.9% of the purchase price of the equipment. The balance of the purchase price was furnished by third-party long-term debt financing, collateralized by the equipment and non-recourse to the Company. At the end of the lease term, the Master Lessee may exercise a fixed price purchase option to purchase the equipment.

72                                    FUTURITY VARIABLE UNIVERSAL LIFE INSURANCE

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO STATUTORY FINANCIAL STATEMENTS (CONTINUED)
YEARS ENDED DECEMBER 31, 1998, 1997 AND 1996

9.  LEVERAGED LEASES (CONTINUED):
The Company's net investment in leveraged leases is composed of the following elements:

                                                                                              DECEMBER 31,
                                                                                         ----------------------
                                                                                            1998        1997
                                                                                         ----------  ----------
                                                                                             (IN THOUSANDS)
Lease contracts receivable                                                               $   78,937  $   92,605
Less non-recourse debt                                                                      (78,920)    (92,589)
                                                                                         ----------  ----------
                                                                                                 17          16
Estimated residual value of leased assets                                                    41,150      41,150
Less unearned and deferred income                                                            (8,932)    (10,324)
                                                                                         ----------  ----------
Investment in leveraged leases                                                               32,235      30,842
Less fees                                                                                      (138)       (163)
                                                                                         ----------  ----------
Net investment in leveraged leases                                                       $   32,097  $   30,679
                                                                                         ----------  ----------
                                                                                         ----------  ----------

The net investment is included in "other invested assets" on the balance sheet.

10. REINSURANCE

The Company has agreements with SLOC which provide that SLOC will reinsure the mortality risks of the individual life insurance contracts sold by the Company. Under these agreements basic death benefits and supplementary benefits are reinsured on a yearly renewable term basis and coinsurance basis, respectively. Reinsurance transactions under these agreements had the effect of decreasing income from operations by approximately $2,128,000, $1,381,000 and $1,603,000 for the years ended December 31, 1998, 1997 and 1996, respectively.

Effective January 1, 1991, the Company entered into an agreement with SLOC under which certain individual life insurance contracts issued by SLOC were reinsured by the Company on a 90% coinsurance basis. During 1997 SLOC changed certain assumptions used in determining the gross and the ceded reserve balance. The Company reflected the effect of the changes in assumptions to its assumed reserves as a direct credit to surplus. The effect of the change was a $39,016,000 decrease in reserves. Also, the agreement required SLOC to reinsure the mortality risks in excess of $500,000 per policy for the individual life insurance contracts assumed by the Company. Such death benefits are reinsured on a yearly renewable term basis. The life reinsurance assumed agreement required the reinsurer to withhold funds in amounts equal to the reserves assumed. These agreements had the effect of increasing income from operations by approximately $24,579,000, $37,050,000 and $35,161,000 for the years ended December 31, 1998,
1997 and 1996, respectively. The Company terminated this agreement effective October 1, 1998, resulting in an increase in income from operations of $65,679,000 which included a cash settlement.

73                                    FUTURITY VARIABLE UNIVERSAL LIFE INSURANCE

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO STATUTORY FINANCIAL STATEMENTS (CONTINUED)
YEARS ENDED DECEMBER 31, 1998, 1997 AND 1996

10. REINSURANCE (CONTINUED):
The following are summarized pro-forma results of operations of the Company for the years ended December 31, 1998, 1997 and 1996 before the effect of reinsurance transactions with SLOC:

                                                                                 YEARS ENDED DECEMBER 31,
                                                                         ----------------------------------------
                                                                             1998          1997          1996
                                                                         ------------  ------------  ------------
                                                                                      (IN THOUSANDS)
Income:
    Premiums, annuity deposits and other revenues                        $  2,377,364  $  2,340,733  $  1,941,423
    Net investment income and realized gains                                  187,208       298,120       310,172
                                                                         ------------  ------------  ------------
    Subtotal                                                                2,564,572     2,638,853     2,251,595
                                                                         ------------  ------------  ------------
Benefits and Expenses:
    Policyholder benefits                                                   2,312,247     2,350,354     2,011,998
    Other expenses                                                            203,238       187,591       155,531
                                                                         ------------  ------------  ------------
    Subtotal                                                                2,515,485     2,537,945     2,167,529
                                                                         ------------  ------------  ------------
Income from operations                                                   $     49,087  $    100,908  $     84,066
                                                                         ------------  ------------  ------------
                                                                         ------------  ------------  ------------

The Company has an agreement with an unrelated company which provides reinsurance of certain individual life insurance contracts on a modified coinsurance basis and under which all deficiency reserves related to these contracts are reinsured. Reinsurance transactions under this agreement had the effect of increasing income from operations by $3,008,000 in 1998, and decreasing income from operations by $2,658,000 in 1997 and $46,000 in 1996.

74                                    FUTURITY VARIABLE UNIVERSAL LIFE INSURANCE

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO STATUTORY FINANCIAL STATEMENTS (CONTINUED)
YEARS ENDED DECEMBER 31, 1998, 1997 AND 1996

11. WITHDRAWAL CHARACTERISTICS OF ANNUITY ACTUARIAL RESERVES AND DEPOSIT LIABILITIES

The withdrawal characteristics of general account and separate account annuity reserves and deposits are as follows:

                                                                                             DECEMBER 31, 1998
                                                                                        ----------------------------
                                                                                           AMOUNT       % OF TOTAL
                                                                                        -------------  -------------
                                                                                               (IN THOUSANDS)
Subject to discretionary withdrawal-with adjustment:
    With market value adjustment                                                        $   2,896,529          19
    At book value less surrender charges (surrender charge LESS THAN5%)                    10,227,212          66
    At book value (minimal or no charge or adjustment)                                      1,264,453           8
    Not subject to discretionary withdrawal provision                                       1,106,197           7
                                                                                        -------------         ---
Total annuity actuarial reserves and deposit liabilities                                $  15,494,391         100
                                                                                        -------------         ---
                                                                                        -------------         ---

                                                                                             DECEMBER 31, 1997
                                                                                        ----------------------------
                                                                                           AMOUNT       % OF TOTAL
                                                                                        -------------  -------------
                                                                                               (IN THOUSANDS)
Subject to discretionary withdrawal-with adjustment:
    With market value adjustment                                                        $   3,415,394          25
    At book value less surrender charges (surrender charge LESS THAN5%)                     7,672,211          57
    At book value (minimal or no charge or adjustment)                                      1,259,698           9
Not subject to discretionary withdrawal provision                                           1,164,651           9
                                                                                        -------------         ---
Total annuity actuarial reserves and deposit liabilities                                $  13,511,954         100
                                                                                        -------------         ---
                                                                                        -------------         ---

12. SEGMENT INFORMATION

The Company offers financial products and services such as fixed and variable annuities, retirement plan services and life insurance on an individual basis. Within these areas, the Company conducts business principally in two operating segments and maintains a corporate segment to provide for the capital needs of the various operating segments and to engage in other financing related activities.

The Individual Insurance segment markets and administers a variety of life insurance products sold to individuals and corporate owners of individual life insurance. The products include whole life, universal life and variable life products.

The Retirement Products and Services ("RPS") segment markets and administers individual and group variable annuity products, individual and group fixed annuity products which include market value adjusted annuities, and other retirement benefit products.

75                                    FUTURITY VARIABLE UNIVERSAL LIFE INSURANCE

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO STATUTORY FINANCIAL STATEMENTS (CONTINUED)
YEARS ENDED DECEMBER 31, 1998, 1997 AND 1996

12. SEGMENT INFORMATION (CONTINUED):
The following amounts pertain to the various business segments:

                                                                                                 FEDERAL
                                                          TOTAL          TOTAL        PRETAX      INCOME        TOTAL
(IN THOUSANDS)                                           REVENUES    EXPENDITURES     INCOME      TAXES        ASSETS
-----------------------------------------------------  ------------  -------------  ----------  ----------  -------------
    1998
Individual Insurance                                   $    229,710   $   144,800   $   84,910  $   (4,148) $     199,683
RPS                                                       2,527,608     2,483,715       43,893      12,486     16,123,905
Corporate                                                    10,959         3,042        7,917       3,375        579,033
                                                       ------------  -------------  ----------  ----------  -------------
    Total                                              $  2,768,277   $ 2,631,557   $  136,720  $   11,713  $  16,902,621
                                                       ------------  -------------  ----------  ----------  -------------
      1997
Individual Insurance                                        304,141       272,333       31,808      13,825      1,143,697
RPS                                                       2,533,006     2,507,591       25,414      10,667     14,043,221
Corporate                                                    57,897         5,244       52,653     (17,153)       738,439
                                                       ------------  -------------  ----------  ----------  -------------
    Total                                              $  2,895,044   $ 2,785,169   $  109,875  $    7,339  $  15,925,357
                                                       ------------  -------------  ----------  ----------  -------------
      1996
Individual Insurance                                        281,309       255,846       25,463      13,931        817,115
RPS                                                       2,174,602     2,151,126       23,476       1,203     12,057,572
Corporate                                                    64,721           898       63,823     (20,534)       689,266
                                                       ------------  -------------  ----------  ----------  -------------
    Total                                              $  2,520,632   $ 2,407,870   $  112,762  $   (5,400) $  13,563,953
                                                       ------------  -------------  ----------  ----------  -------------

------------------------

* Total expenditures include dividends to policyholders of $(5,981) for 1998, $33,316 for 1997 and $29,189 for 1996.

13. RETIREMENT PLANS

The Company participates with SLOC in a noncontributory defined benefit pension plan covering essentially all employees. The benefits are based on years of service and compensation.

The funding policy for the pension plan is to contribute an amount which at least satisfies the minimum amount required by ERISA; currently, the plan is fully funded. The Company is charged for its share of the pension cost based upon its covered participants. Pension plan assets consist principally of separate accounts of SLOC.

The Company's share of the group's accrued pension cost was $1,178,000 and $593,000 at December 31, 1998 and 1997, respectively. The Company's share of net periodic pension cost was $586,000, $146,000 and $27,000, for 1998, 1997 and
1996, respectively.

The Company also participates with SLOC and certain affiliates in a 401(k) savings plan for which substantially all employees are eligible. The Company matches, up to specified amounts, employees' contributions to the plan. Company contributions were $231,000, $259,000 and $233,000 for the years ended December 31, 1998, 1997 and 1996, respectively.

76                                    FUTURITY VARIABLE UNIVERSAL LIFE INSURANCE

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO STATUTORY FINANCIAL STATEMENTS (CONTINUED)
YEARS ENDED DECEMBER 31, 1998, 1997 AND 1996

13. RETIREMENT PLANS (CONTINUED):
OTHER POST-RETIREMENT BENEFIT PLANS

In addition to pension benefits the Company provides certain health, dental, and life insurance benefits ("post-retirement benefits") for retired employees and dependents. Substantially all employees may become eligible for these benefits if they reach normal retirement age while working for the Company, or retire early upon satisfying an alternate age plus service condition. Life insurance benefits are generally set at a fixed amount.

Effective January 1, 1993, the Company adopted Statement of Financial Accounting Standards ("SFAS") No. 106, "Employer's Accounting for Postretirement Benefits Other Than Pensions." SFAS No. 106 requires an accrual of the estimated cost of retiree benefit payments during the years the employee provides services. SFAS No. 106 allows recognition of the cumulative effect of the liability in the year of adoption or the amortization of the obligation over a period of up to 20 years. The obligation of approximately $455,000 is recognized over a period of ten years. The Company's cash flows are not affected by implementation of this standard, but implementation decreased net income by $95,000, $117,000, and $8,000 for the years ended December 31, 1998, 1997, and 1996, respectively. The Company's post retirement health, dental and life insurance benefits currently are not funded.

77                                    FUTURITY VARIABLE UNIVERSAL LIFE INSURANCE

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO STATUTORY FINANCIAL STATEMENTS (CONTINUED)
YEARS ENDED DECEMBER 31, 1998, 1997 AND 1996

13. RETIREMENT PLANS (CONTINUED):
OTHER POST-RETIREMENT BENEFIT PLANS CONTINUED

The following table sets forth the change in the pension and other postretirement benefit plans' benefit obligations and assets as well as the plans' funded status reconciled with the amount shown in the Company's financial statements at December 31:

                                                                        PENSION BENEFITS        OTHER BENEFITS
                                                                        1998        1997        1998       1997
                                                                     ----------  ----------  ----------  ---------
                                                                                    (IN THOUSANDS)
Change in benefit obligation:
    Benefit obligation at beginning of year                          $   79,684  $   70,848  $    9,845  $   9,899
    Service cost                                                          4,506       4,251         240        306
    Interest cost                                                         6,452       5,266         673        725
    Amendments                                                               --       1,000          --         --
    Actuarial loss (gain)                                                21,975          --         308       (801)
    Benefits paid                                                        (1,825)     (1,681)       (647)      (284)
                                                                     ----------  ----------  ----------  ---------
Benefit obligation at end of year                                    $  110,792  $   79,684  $   10,419  $   9,845
                                                                     ----------  ----------  ----------  ---------
                                                                     ----------  ----------  ----------  ---------
The Company's share:
    Benefit obligation at beginning of year                          $    5,094  $    4,529  $      385  $     384
    Benefit obligation at end of year                                $    9,125  $    5,094  $      416  $     385
Change in plan assets:
    Fair value of plan assets at beginning of year                   $  136,610  $  122,807  $       --  $      --
    Actual return on plan assets                                         16,790      15,484          --         --
    Employer contribution                                                    --          --         647        284
    Benefits paid                                                        (1,825)     (1,681)       (647)      (284)
                                                                     ----------  ----------  ----------  ---------
Fair value of plan assets at end of year                             $  151,575  $  136,610  $       --  $      --
                                                                     ----------  ----------  ----------  ---------
                                                                     ----------  ----------  ----------  ---------
Funded status                                                        $   40,783  $   56,926  $  (10,419) $  (9,845)
Unrecognized net actuarial gain (loss)                                   (2,113)    (18,147)        586        257
Unrecognized transition obligation (asset)                              (24,674)    (26,730)        185        230
Unrecognized prior service cost                                           7,661       8,241          --         --
                                                                     ----------  ----------  ----------  ---------
Prepaid (accrued) benefit cost                                       $   21,657  $   20,290  $   (9,648) $  (9,358)
                                                                     ----------  ----------  ----------  ---------
                                                                     ----------  ----------  ----------  ---------
The Company's share of accrued benefit cost                          $   (1,178) $     (593) $     (195) $    (102)
Weighted-average assumptions as of December 31:
    Discount rate                                                         6.75%       7.50%       6.75%      7.50%
    Expected return on plan assets                                        8.00%       7.50%         N/A        N/A
    Rate of compensation increase                                         4.50%       4.50%         N/A        N/A

78                                    FUTURITY VARIABLE UNIVERSAL LIFE INSURANCE

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO STATUTORY FINANCIAL STATEMENTS (CONTINUED)
YEARS ENDED DECEMBER 31, 1998, 1997 AND 1996

13. RETIREMENT PLANS (CONTINUED):
For measurement purposes, a 10.1% annual rate of increase in the per capita cost of covered health care benefits was assumed for 1998 (5.7% for dental benefits). The rates were assumed to decrease gradually to 5% for 2005 and remain at that level thereafter.

                                                                              PENSION BENEFITS        OTHER BENEFITS
                                                                            ---------------------  --------------------
                                                                               1998       1997       1998       1997
                                                                            ----------  ---------  ---------  ---------
Components of net periodic benefit cost:
    Service cost                                                            $    4,506  $   4,251  $     240  $     306
    Interest cost                                                                6,452      5,266        673        725
    Expected return on plan assets                                             (10,172)    (9,163)        --         --
    Amortization of transition obligation (asset)                               (2,056)    (2,056)        45         45
    Amortization of prior service cost                                             580        517         --         --
    Recognized net actuarial (gain) loss                                          (677)      (789)       (20)        71
                                                                            ----------  ---------  ---------  ---------
Net periodic benefit cost                                                   $   (1,367) $  (1,974) $     938  $   1,147
                                                                            ----------  ---------  ---------  ---------
                                                                            ----------  ---------  ---------  ---------
    The Company's share of net periodic benefit cost                        $      586  $     146  $      95  $     117
                                                                            ----------  ---------  ---------  ---------
                                                                            ----------  ---------  ---------  ---------

Assumed health care cost trend rates have a significant effect on the amounts reported for the health care plans. A one-percentage-point change in assumed health care cost trend rates would have the following effects:

                                                                          1-PERCENTAGE-POINT   1-PERCENTAGE-POINT
                                                                               INCREASE             DECREASE
                                                                          -------------------  -------------------
                                                                                       (IN THOUSANDS)
Effect on total of service and interest cost components                        $     210            $    (170)
Effect on postretirement benefit obligation                                        2,026               (1,697)

79                                    FUTURITY VARIABLE UNIVERSAL LIFE INSURANCE

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO STATUTORY FINANCIAL STATEMENTS (CONTINUED)
YEARS ENDED DECEMBER 31, 1998, 1997 AND 1996

14. FAIR VALUE OF FINANCIAL INSTRUMENTS

The following table presents the carrying amounts and estimated fair values of the Company's financial instruments at December 31, 1998 and 1997:

                                                                  DECEMBER 31, 1998
                                                       ---------------------------------------
                                                        CARRYING AMOUNT   ESTIMATED FAIR VALUE
                                                       -----------------  --------------------
                                                                   (IN THOUSANDS)
ASSETS:
Bonds                                                    $   2,026,868        $  2,153,953
Mortgages                                                      535,003             556,143
Derivatives                                                         --                 771
LIABILITIES:
Insurance reserves                                       $     121,100        $    121,100
Individual annuities                                           274,448             271,849
Pension products                                             1,104,489           1,145,351


                                                                  DECEMBER 31, 1997
                                                       ---------------------------------------
                                                        CARRYING AMOUNT   ESTIMATED FAIR VALUE
                                                       -----------------  --------------------
                                                                   (IN THOUSANDS)
ASSETS:
Bonds                                                    $   2,451,731        $  2,569,199
Mortgages                                                      684,035             706,975
LIABILITIES:
Insurance reserves                                       $     123,128        $    123,128
Individual annuities                                           307,668             302,165
Pension products                                             1,527,433           1,561,108
Derivatives                                                         --              (1,716)

The major methods and assumptions used in estimating the fair values of financial instruments are as follows:

The fair values of short-term bonds are estimated to be the amortized cost. The fair values of long-term bonds which are publicly traded are based upon market prices or dealer quotes. For privately placed bonds, fair values are estimated by taking into account prices for publicly traded bonds of similar credit risk and maturity and repayment and liquidity characteristics.

The fair values of the Company's general account insurance reserves and liabilities under investment-type contracts (insurance, annuity and pension contracts that do not involve mortality or morbidity risks) are estimated using discounted cash flow analyses or surrender values. Those contracts that are deemed to have short-term guarantees have a carrying amount equal to the estimated market value.

The fair values of mortgages are estimated by discounting future cash flows using current rates at which similar loans would be made to borrowers with similar credit ratings and for the same remaining maturities.

The fair values of derivative financial instruments are estimated using the process described in Note 8.

80                                    FUTURITY VARIABLE UNIVERSAL LIFE INSURANCE

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO STATUTORY FINANCIAL STATEMENTS (CONTINUED)
YEARS ENDED DECEMBER 31, 1998, 1997 AND 1996

15. STATUTORY INVESTMENT VALUATION RESERVES

The asset valuation reserve ("AVR") provides a reserve for losses from investments in bonds, stocks, mortgage loans, real estate and other invested assets with related increases or decreases being recorded directly to surplus.

Realized capital gains and losses on bonds and mortgages which relate to changes in levels of interest rates are charged or credited to an interest maintenance reserve ("IMR") and amortized into income over the remaining contractual life of the security sold.

The table shown below presents changes in the major elements of the AVR and IMR.

                                                                                 YEARS ENDED DECEMBER 31,
                                                                                1998                  1997
                                                                        --------------------  --------------------
                                                                           AVR        IMR        AVR        IMR
                                                                        ---------  ---------  ---------  ---------
                                                                                      (IN THOUSANDS)
Balance, beginning of year                                              $  47,605  $  33,830  $  53,911  $  28,675
Net realized investment gains, net of tax                                     256      8,942     17,400      6,321
Amortization of net investment gains                                           --     (2,282)        --     (1,166)
Unrealized investment losses                                               (6,550)        --     (2,340)        --
Required by formula                                                         3,081         --    (21,366)        --
                                                                        ---------  ---------  ---------  ---------
Balance, end of year                                                    $  44,392  $  40,490  $  47,605  $  33,830
                                                                        ---------  ---------  ---------  ---------
                                                                        ---------  ---------  ---------  ---------

16. FEDERAL INCOME TAXES

The Company and its subsidiaries file a consolidated federal income tax return. Federal income taxes are calculated for the consolidated group based upon amounts determined to be payable as a result of operations within the current year. No provision is recognized for timing differences which may exist between financial statement and taxable income. Such timing differences include reserves, depreciation and accrual of market discount on bonds. Cash payments for federal income taxes were approximately $48,144,000, $31,000,000 and $19,264,000 for the years ended December 31, 1998, 1997 and 1996, respectively. The Company is currently undergoing an audit by the Internal Revenue Service. The Company believes that there will be no material audit adjustments for the periods under examination.

17. SURPLUS NOTES AND NOTES RECEIVABLE (PAYABLE)

On December 22, 1997, the Company issued a $250,000,000 surplus note to Life Holdco. This note has an interest rate of 8.625% and is due on or after November 6, 2027.

On May 9, 1997, the Company issued a short-term note of $600,000,000 to Life Holdco at an interest rate of 5.10%, which was extended at various interest rates. This note was repaid on December 22, 1997.

On December 19, 1995, the Company issued surplus notes totaling $315,000,000 to an affiliate, Sun Canada Financial Co., at interest rates between 5.75% and 7.25%. Of these notes, $157,500,000 will mature in the year 2007 and $157,500,000 will mature in the year 2015. Interest on these notes is payable semiannually.

81                                    FUTURITY VARIABLE UNIVERSAL LIFE INSURANCE

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO STATUTORY FINANCIAL STATEMENTS (CONTINUED)
YEARS ENDED DECEMBER 31, 1998, 1997 AND 1996

17. SURPLUS NOTES AND NOTES RECEIVABLE (PAYABLE) (CONTINUED):
Principal and interest on surplus notes are payable only to the extent that the Company meets specified requirements regarding free surplus exclusive of the principal amount and accrued interest, if any, on these notes and with the consent of the Delaware Insurance Commissioner.

The Company accrued $4,259,000 and $964,000 for interest on surplus notes for the years ended December 31, 1998 and 1997, respectively.

The Company expensed $44,903,000, $42,481,000 and $23,061,000 for interest on surplus notes and notes payable for the years ended December 31, 1998, 1997 and 1996, respectively.

18. TRANSACTIONS WITH AFFILIATES

The Company has an agreement with SLOC which provides that SLOC will furnish, as requested, personnel as well as certain services and facilities on a cost-reimbursement basis. Expenses under this agreement amounted to approximately $16,344,000 in 1998, $15,997,000 in 1997, and $20,192,000 in 1996.

The Company leases office space to SLOC under lease agreements with terms expiring in September, 1999 and options to extend the terms for each of thirteen successive five-year terms at fair market rental not to exceed 125% of the fixed rent for the term which is ending. Rent received by the Company under the leases for 1998 amounted to approximately $6,856,000.

19. RISK-BASED CAPITAL

Effective December 31, 1993, the NAIC adopted risk-based capital requirements for life insurance companies. The risk-based capital requirements provide a method for measuring the minimum acceptable amount of adjusted capital that a life insurer should have, as determined under statutory accounting practices, taking into account the risk characteristics of its investments and products. The Company has met the minimum risk-based capital requirements at December 31, 1998, 1997 and 1996.

20. ACCOUNTING POLICIES AND PRINCIPLES

The financial statements of the Company have been prepared on the basis of statutory accounting practices which, prior to 1996, were considered by the insurance industry and the accounting profession to be in accordance with GAAP for mutual life insurance companies. The primary differences between statutory accounting practices and GAAP are described as follows. Under statutory accounting practices, financial statements are not consolidated and investments in subsidiaries are shown at net equity value. Accordingly, the assets, liabilities and results of operations of the Company's subsidiaries are not consolidated with the assets, liabilities and results of operations, respectively, of the Company. Changes in net equity value of the common stock of the Company's United States life insurance subsidiaries are directly reflected in the Company's surplus. Changes in the net equity value of the common stock of all other subsidiaries are directly reflected in the Company's Asset Valuation Reserve. Dividends paid by subsidiaries to the Company are included in the Company's net investment income.

82                                    FUTURITY VARIABLE UNIVERSAL LIFE INSURANCE

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO STATUTORY FINANCIAL STATEMENTS (CONTINUED)
YEARS ENDED DECEMBER 31, 1998, 1997 AND 1996

20. ACCOUNTING POLICIES AND PRINCIPLES (CONTINUED):
Other differences between statutory accounting practices and GAAP include the following: statutory accounting practices do not recognize the following assets or liabilities which are reflected under GAAP: deferred policy acquisition costs, deferred federal income taxes and statutory nonadmitted assets. Asset Valuation Reserves and Interest Maintenance Reserves are established under statutory accounting practices but not under GAAP. Methods for calculating real estate depreciation and investment valuation allowances differ under statutory accounting practices and GAAP. Actuarial assumptions and reserving methods differ under statutory accounting practices and GAAP. Premiums for universal life and investment-type products are recognized as income for statutory purposes and as deposits to policyholders' accounts for GAAP.

Because the Company's management uses financial information prepared in conformity with accounting principles generally accepted in Canada in the normal course of business, the management of Sun Life Assurance Company of Canada (U.S.) has determined that the cost of complying with Statement No. 120, "Accounting and Reporting by Mutual Insurance Enterprises and by Insurance Enterprises for Certain Long Duration Participating Contracts", exceeds the benefits that the Company, or the users of its financial statements, would experience. Consequently, the Company has elected not to apply such standards in the preparation of these financial statements.

83                                    FUTURITY VARIABLE UNIVERSAL LIFE INSURANCE

INDEPENDENT AUDITORS' REPORT

TO THE BOARD OF DIRECTORS AND STOCKHOLDERS

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

We have audited the accompanying statutory statements of admitted assets, liabilities and capital stock and surplus of Sun Life Assurance Company of Canada (U.S.) (the "Company") as of December 31, 1998 and 1997, and the related statutory statements of operations, changes in capital stock and surplus, and cash flow for each of the three years in the period ended December 31, 1998. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As described more fully in Notes 1 and 20 to the financial statements, the Company prepared these financial statements using accounting practices prescribed or permitted by the Insurance Department of the State of Delaware, which is a comprehensive basis of accounting other than generally accepted accounting principles. The effects on the financial statements of the differences between the statutory basis of accounting and generally accepted accounting principles, although not reasonably determinable, are presumed to be material.

In our opinion, the statutory financial statements referred to above present fairly, in all material respects, the admitted assets, liabilities, and capital stock and surplus of Sun Life Assurance Company of Canada (U.S.) as of December 31, 1998 and 1997, and the results of its operations and its cash flow for each of the three years in the period ended December 31, 1998 on the basis of accounting described in Notes 1 and 20.

However, because of the differences between the two bases of accounting referred to in the second preceding paragraph, in our opinion, the statutory financial statements referred to above do not present fairly, in conformity with generally accepted accounting principles, the financial position of Sun Life Assurance Company of Canada (U.S.) as of December 31, 1998 and 1997 or the results of its operations or its cash flow for each of the three years in the period ended December 31, 1998.

As management has stated in Note 20, because the Company's management uses financial information prepared in accordance with accounting principles generally accepted in Canada in the normal course of business, the management of Sun Life Assurance Company of Canada (U.S.) has determined that the cost of complying with Statement No. 120, ACCOUNTING AND REPORTING BY MUTUAL LIFE INSURANCE ENTERPRISES AND BY INSURANCE ENTERPRISES FOR CERTAIN LONG-DURATION PARTICIPATING CONTRACTS, would exceed the benefits that the Company, or the users of its financial statements, would experience. Consequently, the Company has elected not to apply such standards in the preparation of these financial statements.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 5, 1999

84                                    FUTURITY VARIABLE UNIVERSAL LIFE INSURANCE

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)



STATUTORY STATEMENTS OF ADMITTED ASSETS, LIABILITIES AND
CAPITAL STOCK AND SURPLUS
(UNAUDITED) (IN 000'S)



                                                                                 JUNE 30,     DECEMBER 31,
                                                                                   1999           1998
                                                                               ------------  --------------
ADMITTED ASSETS
    Bonds                                                                      $  1,335,349   $  1,763,468
    Common stocks                                                                    88,456        128,445
    Mortgage loans on real estate                                                   616,325        535,003
    Properties acquired in satisfaction of debt                                      17,019         17,207
    Investment real estate                                                           77,136         78,021
    Policy loans                                                                     43,232         41,944
    Cash & short-term investments                                                   279,160        265,226
    Other invested assets                                                            65,753         64,177
    Investment income due and accrued                                                28,486         35,706
    Federal income tax recoverable and interest thereon                               3,510          1,110
    Other assets                                                                     18,529          1,928
                                                                               ------------  --------------
    General account assets                                                        2,572,955      2,932,235
    Separate account assets
      Unitized                                                                   12,994,455     11,774,745
      Non-unitized                                                                2,245,335      2,195,641
                                                                               ------------  --------------
    Total Admitted Assets                                                      $ 17,812,745   $ 16,902,621
                                                                               ------------  --------------
                                                                               ------------  --------------
LIABILITIES
    Aggregate reserve for life policies and contracts                          $  1,207,664   $  1,216,107
    Supplementary contracts                                                           2,093          1,885
    Policy and contract claims                                                          772            369
    Liability for premium and other deposit funds                                   733,194      1,000,875
    Surrender values on cancelled policies                                              537              5
    Interest maintenance reserve                                                     42,782         40,490
    Commissions to agents due or accrued                                              2,490          2,615
    General expenses due or accrued                                                   6,807          5,932
    Transfers from Separate Accounts due or accrued                                (436,782)      (361,863)
    Taxes, licenses and fees due or accrued, excluding FIT                              686            401
    Federal income taxes due or accrued                                              46,013         25,019
    Unearned investment income                                                           65             23
    Amounts withheld or retained by company as agent or trustee                         694            529
    Remittances and items not allocated                                              14,778          5,176
    Asset valuation reserve                                                          47,386         44,392
    Payable to parent, subsidiaries, and affiliates                                  23,327         30,381
    Payable for securities                                                            6,158            428
    Other liabilities                                                                11,817          9,770
                                                                               ------------  --------------
    General account liabilities                                                   1,710,481      2,022,534
    Separate account liabilities
      Unitized                                                                   12,994,210     11,774,522
      Non-unitized                                                                2,245,335      2,195,641
                                                                               ------------  --------------
    Total Liabilities                                                            16,950,026     15,992,697
                                                                               ------------  --------------
    Common capital stock                                                              5,900          5,900
                                                                               ------------  --------------
    Surplus notes                                                                   565,000        565,000
    Gross paid in and contributed surplus                                           199,355        199,355
    Unassigned funds                                                                 92,464        139,669
                                                                               ------------  --------------
    Surplus                                                                         856,819        904,024
                                                                               ------------  --------------
    Total common capital stock and surplus                                          862,719        909,924
                                                                               ------------  --------------
    Total Liabilities, Capital Stock and Surplus                               $ 17,812,745   $ 16,902,621
                                                                               ------------  --------------
                                                                               ------------  --------------



             SEE NOTES TO UNAUDITED STATUTORY FINANCIAL STATEMENTS.


85                                    FUTURITY VARIABLE UNIVERSAL LIFE INSURANCE

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-owned subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)



STATUTORY STATEMENTS OF OPERATIONS
(UNAUDITED) (IN 000'S)



                                                                                 SIX MONTHS ENDED JUNE 30,
                                                                                ----------------------------
                                                                                    1999           1998
                                                                                -------------  -------------
INCOME
    Premiums and annuity considerations                                         $      34,121  $     136,155
    Deposit-type funds                                                              1,344,238        996,025
    Considerations for supplementary contracts without life contingencies and
      dividend accumulations                                                            1,042          1,144
    Net investment income                                                              80,636         99,731
    Amortization of interest maintenance reserve                                        1,815            923
    Net gain from operations from Separate Accounts Statement                               0              3
    Income from fees associated with investment management, administration and
      contract guarantees from Separate Accounts                                       82,776         68,136
    Other income                                                                       12,052         53,379
                                                                                -------------  -------------
    Total                                                                           1,556,680      1,355,496
                                                                                -------------  -------------
BENEFITS AND EXPENSES
    Death benefits                                                                      1,189         15,833
    Annuity benefits                                                                   74,947         73,077
    Disability benefits and benefits under accident and health policies                     0             22
    Surrender benefits and other fund withdrawals                                   1,215,489        988,182
    Interest on policy or contract funds                                                  185            262
    Payments on supplementary contracts without life contingencies and of
      dividend accumulations                                                              925          1,199
    Increase (decrease) in aggregate reserves for life and accident and health
      policies and contracts                                                           (8,444)        58,249
    Decrease in liability for premium and other deposit funds                        (267,681)      (281,439)
    Increase in reserve for supplementary contracts without life contingencies
      and for dividend and coupon accumulations                                           208            (14)
                                                                                -------------  -------------
    Total                                                                           1,016,818        855,371

    Commissions on premiums and annuity considerations (direct business only)          79,768         66,615
    Commissions and expense allowances on reinsurance assumed                               0          8,226
    General insurance expenses                                                         31,186         29,784
    Insurance taxes, licenses and fees, excluding federal income taxes                  4,822          3,730
    Decrease in loading on and cost of collection in excess of loading on
      deferred and uncollected premiums                                                     0           (234)
    Net transfers to Separate Accounts                                                377,059        325,455
                                                                                -------------  -------------
    Total                                                                           1,509,653      1,288,947
                                                                                -------------  -------------
    Net gain from operations before dividends to policyholders and FIT                 47,027         66,549
    Dividends to policyholders                                                              0         19,908
                                                                                -------------  -------------
    Net gain from operations after dividends to policyholders and before FIT           47,027         46,641
    Federal income tax expense (excluding tax on capital gains)                        12,921         12,394
                                                                                -------------  -------------
    Net gain from operations after dividends to policyholders and FIT and
      before realized capital gains                                                    34,106         34,247
    Net realized capital gains less capital gains tax and transferred to the
      IMR                                                                               7,245            955
                                                                                -------------  -------------
    NET INCOME                                                                  $      41,351  $      35,202
                                                                                -------------  -------------
                                                                                -------------  -------------



             SEE NOTES TO UNAUDITED STATUTORY FINANCIAL STATEMENTS.


86                                    FUTURITY VARIABLE UNIVERSAL LIFE INSURANCE

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-owned subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)



STATUTORY STATEMENTS OF OPERATIONS
(UNAUDITED) (IN 000'S)



                                                                                         THREE MONTHS ENDED JUNE
                                                                                                   30,
                                                                                        --------------------------
                                                                                            1999          1998
                                                                                        ------------  ------------
INCOME
    Premiums and annuity considerations                                                 $     16,911  $     72,364
    Deposit-type funds                                                                       717,868       520,420
    Considerations for supplementary contracts without life contingencies and dividend
      accumulations                                                                              776           846
    Net investment income                                                                     34,049        50,128
    Amortization of interest maintenance reserve                                                 904           352
    Net gain from operations from Separate Accounts Statement                                      0             2
    Income from fees associated with investment management, administration and
      contract guarantees from Separate Accounts                                              42,323        35,925
    Other income                                                                               6,401        27,377
                                                                                        ------------  ------------
    Total                                                                                    819,232       707,414
                                                                                        ------------  ------------
BENEFITS AND EXPENSES
    Death benefits                                                                               376         7,890
    Annuity benefits                                                                          37,464        38,039
    Disability benefits and benefits under accident and health policies                            0             0
    Surrender benefits and other fund withdrawals                                            648,670       531,101
    Interest on policy or contract funds                                                          85           195
    Payments on supplementary contracts without life contingencies and of dividend
      accumulations                                                                              596           947
    Increase (decrease) in aggregate reserves for life and accident and health
      policies and contracts                                                                  (3,564)       29,179
    Decrease in liability for premium and other deposit funds                               (142,025)     (164,218)
    Increase in reserve for supplementary contracts without life contingencies and for
      dividend and coupon accumulations                                                          197           (82)
                                                                                        ------------  ------------
    Total                                                                                    541,799       443,051

    Commissions on premiums and annuity considerations (direct business only)                 41,387        36,837
    Commissions and expense allowances on reinsurance assumed                                      0         3,984
    General insurance expenses                                                                17,118        17,770
    Insurance taxes, licenses and fees, excluding federal income taxes                         2,569         1,577
    Decrease in loading on and cost of collection in excess of loading on deferred and
      uncollected premiums                                                                         0          (184)
    Net transfers to Separate Accounts                                                       208,603       169,850
                                                                                        ------------  ------------
    Total                                                                                    811,476       672,885
                                                                                        ------------  ------------
    Net gain from operations before dividends to policyholders and FIT                         7,756        34,529
    Dividends to policyholders                                                                     0        10,118
                                                                                        ------------  ------------
    Net gain from operations after dividends to policyholders and before FIT                   7,756        24,411
    Federal income tax expense (excluding tax on capital gains)                                5,028         4,872
                                                                                        ------------  ------------
    Net gain from operations after dividends to policyholders and FIT and before
      realized capital gains                                                                   2,728        19,539
    Net realized capital gains less capital gains tax and transferred to the IMR                 967           738
                                                                                        ------------  ------------
    NET INCOME                                                                          $      3,695  $     20,277
                                                                                        ------------  ------------
                                                                                        ------------  ------------



             SEE NOTES TO UNAUDITED STATUTORY FINANCIAL STATEMENTS.


87                                    FUTURITY VARIABLE UNIVERSAL LIFE INSURANCE

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-owned subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.) STATUTORY STATEMENTS OF CHANGES IN CAPITAL STOCK AND SURPLUS
(UNAUDITED) (IN 000'S)



                                                                                      SIX MONTHS ENDED JUNE
                                                                                               30,
                                                                                      ----------------------
                                                                                         1999        1998
                                                                                      ----------  ----------
Capital and surplus, Beginning of period                                              $  909,924  $  832,695
                                                                                      ----------  ----------
Net income                                                                                41,351      35,202
Change in net unrealized capital gains                                                   (11,831)     (1,755)
Change in non-admitted assets and related items                                            1,284        (441)
Change in asset valuation reserve                                                         (2,995)      1,380
Surplus (contributed to) withdrawn from Separate Accounts during period                      (35)         48
Other changes in surplus in Separate Accounts Statement                                       21           0
Dividends to stockholders                                                                (75,000)    (50,000)
                                                                                      ----------  ----------
Net change in capital and surplus for the period                                         (47,205)    (15,566)
                                                                                      ----------  ----------
Capital and surplus, End of period                                                    $  862,719  $  817,129
                                                                                      ----------  ----------
                                                                                      ----------  ----------



             SEE NOTES TO UNAUDITED STATUTORY FINANCIAL STATEMENTS.


88                                    FUTURITY VARIABLE UNIVERSAL LIFE INSURANCE

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-owned subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.) STATUTORY STATEMENTS OF CASH FLOW
(UNAUDITED) (IN 000'S)



                                                                                  SIX MONTHS ENDED JUNE 30,
                                                                                  --------------------------
                                                                                      1999          1998
                                                                                  ------------  ------------
Cash Provided
  Premiums, annuity considerations and deposit funds received                     $  1,378,359  $  1,133,357
  Considerations for supplementary contracts and dividend accumulations received         1,042         1,144
  Net investment income received                                                       110,543       125,061
  Other income received                                                                 94,828        55,654
                                                                                  ------------  ------------
Total receipts                                                                       1,584,772     1,315,216
                                                                                  ------------  ------------
  Benefits paid (other than dividends)                                               1,291,617     1,077,801
  Insurance expenses and taxes paid (other than federal income and capital gains
    taxes)                                                                             114,741       109,174
  Net cash transfers to Separate Accounts                                              451,978       313,788
  Dividends paid to policyholders                                                            0        16,908
  Federal income tax (recoveries) payments (excluding tax on capital gains)             (8,073)       13,264
  Other--net                                                                               185             0
                                                                                  ------------  ------------
Total payments                                                                       1,850,448     1,530,935
                                                                                  ------------  ------------
  Net cash from operations                                                            (265,676)     (215,719)
                                                                                  ------------  ------------
  Proceeds from long-term investments sold, matured or repaid (after deducting
    taxes on capital gains of $965,960 for 1999, $1,797,495 for 1998)                  609,423       757,517
  Issuance (repayment) of surplus notes                                                      0             0
  Other cash provided                                                                   29,887       (43,091)
                                                                                  ------------  ------------
Total cash provided                                                                    639,310       714,446
                                                                                  ------------  ------------
Cash Applied
  Cost of long-term investments acquired                                               231,739       710,436
  Other cash applied                                                                   127,961       134,319
                                                                                  ------------  ------------
Total cash applied                                                                     359,700       844,755
                                                                                  ------------  ------------
Net change in cash and short-term investments                                           13,934      (346,028)
Cash and short-term investments:
  Beginning of period                                                                  265,226       544,418
                                                                                  ------------  ------------
End of period                                                                     $    279,160  $    198,390
                                                                                  ------------  ------------
                                                                                  ------------  ------------



             SEE NOTES TO UNAUDITED STATUTORY FINANCIAL STATEMENTS.


89                                    FUTURITY VARIABLE UNIVERSAL LIFE INSURANCE

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)


NOTES TO UNAUDITED FINANCIAL STATEMENTS



(1) GENERAL



In management's opinion all adjustments, which include only normal recurring adjustments, necessary for a fair presentation of the financial statements have been made.



The accompanying unaudited financial statements should be read in conjunction with the audited financial statements for the year ended December 31, 1998.



(2) TRANSACTIONS WITH AFFILIATES



The Company has an agreement with its ultimate parent, Sun Life Assurance Company of Canada ('SLOC') which provides that SLOC will furnish, as requested, personnel as well as certain services and facilities on a cost-reimbursement basis. Expenses under this agreement amounted to approximately $8,048,561 and $14,591,646, respectively, for the three and six month periods in 1999 and $6,401,000 and $10,685,000 for the same periods in 1998.



The Company leases office space to SLOC under lease agreements with terms expiring in September, 1999 and options to extend the terms for each of thirteen successive five-year terms at fair market rental not to exceed 125% of the fixed rent for the term which is ending. Rent received by the Company under the leases for the six month period amounted to approximately $3,504,000.



(3) INVESTMENTS IN SUBSIDIARIES



The following is combined unaudited summarized financial information of the subsidiaries as of:



                                                                   JUNE 30,      DECEMBER 31,
                                                                     1999            1998
                                                                 -------------  --------------
                                                                            (000'S)
Assets                                                           $   1,092,339   $  1,315,317
Liabilities                                                         (1,001,879)    (1,186,872)
                                                                 -------------  --------------
Total equity                                                     $      90,460   $    128,445
                                                                 -------------  --------------
                                                                 -------------  --------------


90                                    FUTURITY VARIABLE UNIVERSAL LIFE INSURANCE

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)


NOTES TO UNAUDITED FINANCIAL STATEMENTS (CONTINUED)



(3) INVESTMENTS IN SUBSIDIARIES (CONTINUED):


In determining the equity of subsidiaries for the periods, the Company has excluded approximately $2,004,000 for the six month period in 1999 and $566,000 for the year ended December 1998 representing deferred taxes.



                                                                        SIX MONTHS ENDED JUNE
                                                                                 30,
                                                                       -----------------------
                                                                          1999        1998
                                                                       ----------  -----------
                                                                               (000'S)
Total revenue                                                          $   53,081  $   126,152
Operating expenses                                                        (55,192)    (124,389)
Income tax benefit(expense)                                                   207       (1,795)
                                                                       ----------  -----------
Net loss                                                               $   (1,904) $       (32)
                                                                       ----------  -----------
                                                                       ----------  -----------



                                                                          THREE MONTHS ENDED
                                                                               JUNE 30,
                                                                        ----------------------
                                                                           1999        1998
                                                                        ----------  ----------
                                                                               (000'S)
Total revenue                                                           $   26,890  $   63,685
Operating expenses                                                         (28,530)    (64,453)
Income tax benefit (expense)                                                   612        (730)
                                                                        ----------  ----------
Net loss                                                                $   (1,028) $   (1,498)
                                                                        ----------  ----------
                                                                        ----------  ----------



In determining the equity in income of subsidiaries for the periods, the Company has excluded expenses of approximately $460,000 and $493,000 for the three and six month periods in 1999 and $868,000 and $1,973,000 for the same periods in 1998, representing payables to the Company in lieu of federal income taxes.



SALE OF SUBSIDIARY



In February 1999, the Company completed the sale of its wholly-owned subsidiary, Massachusetts Casualty Insurance company ("MCIC') to Centre Solutions (U.S.) Limited, a wholly-owned subsidiary of Centre Reinsurance Holdings, Limited for approximately $34 million. MCIC sold individual disability insurance throughout the U.S. This transaction is not expected to have a significant effect on the ongoing operations of the Company.



PENDING SALE OF SUBSIDIARY



In April 1999, the Company announced plans to sell its wholly owned subsidiary, New London Trust F.S.B. ("NLT'). The Company anticipates that certain assets will first be sold to banks in Connecticut and New Hampshire and that the stock of NLT will then be acquired by a subsidiary of Phoenix Home Life Mutual Insurance Company. The Company anticipates that the sale will be completed in the fourth quarter of 1999, subject to state and federal regulatory approvals. This transaction is not expected to have a significant effect on the ongoing operations of the Company.


91                                    FUTURITY VARIABLE UNIVERSAL LIFE INSURANCE

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)


NOTES TO UNAUDITED FINANCIAL STATEMENTS (CONTINUED)



(4) INVESTMENT INCOME



Net investment income consisted of:



                                                                        SIX MONTHS ENDED JUNE
                                                                                 30,
                                                                        ----------------------
                                                                           1999        1998
                                                                        ----------  ----------
                                                                               (000'S)
Interest income from bonds                                              $   68,259  $   88,078
Income from investment in common stocks of affiliates                        6,500       3,000
Interest income from mortgage loans                                         25,398      27,885
Real estate investment income                                                7,788       7,881
Interest income from policy loans                                            1,458       1,392
Other investment income (loss)                                                (806)        242
                                                                        ----------  ----------
Gross investment income                                                    108,597     128,478
Interest on surplus notes and other                                        (21,633)    (23,271)
Investment expenses                                                         (6,328)     (5,476)
                                                                        ----------  ----------
Net investment income                                                   $   80,636  $   99,731
                                                                        ----------  ----------
                                                                        ----------  ----------



                                                                          THREE MONTHS ENDED
                                                                               JUNE 30,
                                                                        ----------------------
                                                                           1999        1998
                                                                        ----------  ----------
                                                                               (000'S)
Interest income from bonds                                              $   31,465  $   41,555
Income from investment in common stocks of affiliates                            0       3,000
Interest income from mortgage loans                                         13,365      13,505
Real estate investment income                                                3,880       3,914
Interest income from policy loans                                              463         858
Other investment income (loss)                                              (1,015)        433
                                                                        ----------  ----------
Gross investment income                                                     48,158      63,265
Interest on surplus notes and other                                        (10,817)    (10,817)
Investment expenses                                                         (3,292)     (2,320)
                                                                        ----------  ----------
Net investment income                                                   $   34,049  $   50,128
                                                                        ----------  ----------
                                                                        ----------  ----------



(5) SEGMENT INFORMATION



The Company currently offers financial products and services such as fixed and variable annuities, and life insurance on an individual basis including corporate owned life insurance. Within these areas, the Company conducts business principally in two operating segments and maintains a corporate segment to provide for the capital needs of the various operating segments and to engage in other financing related activities.



The Protection segment markets and administers a variety of life insurance products sold to individuals and corporate owners of individual life insurance. The in force products include whole life, universal life and variable life. This segment was formerly referred to as the "Individual Insurance" segment; no changes have been made to the composition of this segment.


92                                    FUTURITY VARIABLE UNIVERSAL LIFE INSURANCE

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)


NOTES TO UNAUDITED FINANCIAL STATEMENTS (CONTINUED)



(5) SEGMENT INFORMATION (CONTINUED):


The Wealth Management segment markets and administers individual and group variable annuity products, individual and group fixed annuity products which include market value adjusted annuities, and other retirement benefit products. This segment was formerly referred to as the "Retirement Products and Services" segment; no changes have been made to the composition of this segment.



                                                TOTAL          TOTAL       PRE-TAX     INCOME
SIX MONTHS ENDED JUNE 30,                      REVENUES    EXPENDITURES     INCOME      TAXES
-------------------------------------------  ------------  -------------  ----------  ---------
1999

Protection                                   $     18,871   $    20,031   $   (1,160) $    (229)
Wealth Management                               1,531,742     1,487,402       44,340     15,491
Corporate                                           6,067         2,220        3,847     (2,341)
                                             ------------  -------------  ----------  ---------
Total                                        $  1,556,680   $ 1,509,653       47,027  $  12,921
                                             ------------  -------------  ----------  ---------
                                             ------------  -------------  ----------  ---------
1998

Protection                                   $    152,566   $   144,560   $    8,006  $   4,340
Wealth Management                               1,194,096     1,161,617       32,479      8,106
Corporate                                           8,834         2,678        6,156        (52)
                                             ------------  -------------  ----------  ---------
Total                                        $  1,355,496   $ 1,308,855   $   46,641  $  12,394
                                             ------------  -------------  ----------  ---------
                                             ------------  -------------  ----------  ---------



                                                TOTAL          TOTAL       PRE-TAX     INCOME
THREE MONTHS ENDED JUNE 30,                    REVENUES    EXPENDITURES     INCOME      TAXES
-------------------------------------------  ------------  -------------  ----------  ---------
1999

Protection                                   $      8,552   $     9,984   $   (1,432) $    (224)
Wealth Management                                 811,951       799,123       12,828      5,605
Corporate                                          (1,271)        2,368       (3,639)      (353)
                                             ------------  -------------  ----------  ---------
Total                                        $    819,232   $   811,475   $    7,757  $   5,028
                                             ------------  -------------  ----------  ---------
                                             ------------  -------------  ----------  ---------
1998

Protection                                   $     81,654   $    77,650   $    4,004  $   2,646
Wealth Management                                 620,110       603,631       16,479      4,185
Corporate                                           5,650         1,722        3,928     (1,959)
                                             ------------  -------------  ----------  ---------
Total                                        $    707,414   $   683,003   $   24,411  $   4,872
                                             ------------  -------------  ----------  ---------
                                             ------------  -------------  ----------  ---------


93                                    FUTURITY VARIABLE UNIVERSAL LIFE INSURANCE

                                                                      APPENDIX A

                            GLOSSARY OF POLICY TERMS

    ACCOUNT VALUE--The sum of the amounts in each Sub-Account of the Variable Account and the Fixed Account Value with respect to a Policy.

    ANNIVERSARY--The same day in each succeeding year as the day of the year corresponding to the policy date.

    ATTAINED AGE--The insured's Issue Age plus the number of completed Policy Years.

    BUSINESS DAY--Any day that we are open for business.

    CASH VALUE--Account Value less any surrender charges.

    CASH SURRENDER VALUE--The Cash Value decreased by the balance of any outstanding Policy Debt.

    CLASS--The risk and underwriting classification of the insured.

    DAILY RISK PERCENTAGE--The daily rate for deduction of the Mortality and Expense Risk Charge.

    DUE PROOF--Such evidence as we may reasonably require in order to establish that a benefit is due and payable.

    EFFECTIVE DATE OF COVERAGE--Initially, the Investment Start Date; with respect to any increase in the Specified Face Amount, the Anniversary that falls on or next follows the date we approve the supplemental application for that increase; with respect to any decrease in the Specified Face Amount, the Monthly Anniversary Day that falls on or next follows the date we receive your request.

    EXPENSE CHARGES APPLIED TO PREMIUM--A percentage charge deducted from each premium payment.

    FIXED ACCOUNT VALUE--The portion of the Account Value funded by the assets of our general account.

    FUND--A mutual fund portfolio in which a Sub-Account invests.

    INITIAL PREMIUM--The initial premium amount specified in a Policy.

    INSURED--The person on whose life a Policy is issued.

    INVESTMENT START DATE--The date the first premium is applied, which will be the later of the Issue Date, the Policy Date or the Valuation Date we receive a premium equal to or in excess of the initial premium.

    ISSUE AGE--The insured's age as of the insured's birthday nearest the policy date.

    ISSUE DATE--The date we produce a Policy from our system as specified in the Policy.

    MATURITY--The Anniversary on which the insured's Attained Age is 100.

    MONTHLY ANNIVERSARY DAY--The same day in each succeeding month as the day of the month corresponding to the policy date.

    MONTHLY COST OF INSURANCE--A deduction made on a monthly basis for the insurance coverage provided by the Policy.

    MONTHLY EXPENSE CHARGE--A per Policy deduction made on a monthly basis for administration and other expenses.

    MORTALITY AND EXPENSE RISK CHARGE--The annual rate deducted from the Account Value in the Sub-Accounts for the mortality and expense risk we assume by issuing the Policy. This annual rate is converted to a daily rate, the Daily Risk Percentage, and deducted from the Unit Values of the Sub-Accounts on a daily basis.

    POLICY APPLICATION--The application for a Policy, a copy of which is attached to and incorporated in the Policy.

    POLICY DEBT--The principal amount of any outstanding loan against the Policy, plus accrued but unpaid interest on such loan.

    POLICY MONTH--A Policy Month is a one-month period commencing on the policy date or any Monthly Anniversary Day and ending on the next Monthly Anniversary Day.

    POLICY PROCEEDS--The amount determined in accordance with the terms of the Policy which is payable at the death of the insured prior to the Policy Maturity date. This amount is the death benefit, decreased by the amount of any outstanding Policy Debt and any Unpaid Policy Charges, and increased by the amounts payable under any supplemental benefits.

    POLICY YEAR--A Policy Year is a one-year period commencing on the policy date or any Anniversary and ending on the next Anniversary.

    PRINCIPAL OFFICE--Sun Life Assurance Company of Canada (U.S.), One Sun Life Executive Park, Wellesley Hills, Massachusetts, 02481, or such other address as we may hereafter specify to you by written notice.

    SPECIFIED FACE AMOUNT--The amount of life insurance coverage you request as specified in your Policy.

    SUB-ACCOUNTS--Sub-accounts into which the assets of the Variable Account are divided, each of which corresponds to an investment choice available to you.

    UNIT--A unit of measurement that we use to calculate the value of each Sub-Account.

    UNIT VALUE--The value of each Unit of assets in a Sub-Account.

    UNPAID POLICY CHARGES--The amounts by which the Monthly Expense Charges plus the Monthly Costs of Insurance plus the Policy Debt exceed the Account Value.

    VALUATION DATE--Any day that benefits vary and on which we, the applicable Fund, and the New York Stock Exchange are open for business and any other day as may be required by the applicable rules and regulations of the Securities and Exchange Commission.

    VALUATION PERIOD--The period of time from one determination of Unit Values to the next following determination of Unit Values. We will determine Unit Values for each Valuation Date as of the close of the New York Stock Exchange on that Valuation Date.

    VARIABLE ACCOUNT--Sun Life of Canada (U.S.) Variable Account I.

                                                                      APPENDIX B

                       TABLE OF DEATH BENEFIT PERCENTAGES

             APPLICABLE                APPLICABLE
    AGE      PERCENTAGE       AGE      PERCENTAGE
    ---      -----------      ---      -----------
        20         250%           60         130%
        21         250%           61         128%
        22         250%           62         126%
        23         250%           63         124%
        24         250%           64         122%
        25         250%           65         120%
        26         250%           66         119%
        27         250%           67         118%
        28         250%           68         117%
        29         250%           69         116%
        30         250%           70         115%
        31         250%           71         113%
        32         250%           72         111%
        33         250%           73         109%
        34         250%           74         107%
        35         250%           75         105%
        36         250%           76         105%
        37         250%           77         105%
        38         250%           78         105%
        39         250%           79         105%
        40         250%           80         105%
        41         243%           81         105%
        42         236%           82         105%
        43         229%           83         105%
        44         222%           84         105%
        45         215%           85         105%
        46         209%           86         105%
        47         203%           87         105%
        48         197%           88         105%
        49         191%           89         105%
        50         185%           90         105%
        51         178%           91         104%
        52         171%           92         103%
        53         164%           93         102%
        54         157%           94         101%
        55         150%           95         100%
        56         146%           96         100%
        57         142%           97         100%
        58         138%           98         100%
        59         134%           99         100%

                                                                      APPENDIX C

                       SAMPLE HYPOTHETICAL ILLUSTRATIONS
              HYPOTHETICAL ILLUSTRATIONS OF CASH SURRENDER VALUES,
                       ACCOUNT VALUES AND DEATH BENEFITS

    The illustrations in this prospectus have been prepared to help show how values under the Policy change with investment performance. The illustrations on the following pages illustrate the way in which a Policy's death benefit, Account Value and Cash Surrender Value could vary over an extended period of time. They assume that all premiums are allocated to and remain in the Variable Account for the entire period shown and are based on hypothetical gross annual investment returns for the Funds (i.e., investment income and capital gains and losses, realized or unrealized) equivalent to constant gross annual rates of 0%, 6% and 12% over the periods indicated.

    The Account Values and death benefits would be different from those shown if the gross annual investment rates of return averaged 0%, 6% and 12% over a period of years, but fluctuated above or below such averages for individual Policy Years. The values would also be different depending on the allocation of a Policy's total Account Value among the Sub-Accounts, if the actual rates of return averaged 0%, 6% or 12%, but the rates of each Fund varied above and below such averages.

    The amounts shown for the death benefits and Account Values take into account all charges and deductions imposed under the Policy based on the assumptions set forth in the tables below. These include the Expense Charges Applied to Premium, the Daily Risk Percentage charged against the Variable Account for mortality and expense risks, the Monthly Expense Charge and the Monthly Cost of Insurance. The Expense Charges Applied to Premium are equal to a 5.25% charge as a sales load and for our federal, state and local tax obligations and are guaranteed not to exceed 7.25%. The Daily Risk Percentage charge is an annual effective rate of 0.80% for the first 10 Policy Years and 0.50% thereafter and is guaranteed not to exceed an annual effective rate of
 .90%. The Monthly Expense Charge is $8.00 per month for all Policy Years.

    The amounts shown in the tables also take into account the Funds' advisory fees and operating expenses, which are assumed to be at an annual rate of 0.86% of the average daily net assets of each Fund. This is based upon a simple average of the advisory fees and expenses of all the Funds for the most recent fiscal year taking into account any applicable expense caps or expense reimbursement arrangements. Actual fees and expenses of the Funds may be more or less than 0.86%, will vary from year to year, and will depend upon how Account Value is allocated among the Sub-Accounts. See the Fund Prospectuses for more information on Fund expenses. The gross annual rates of investment return of 0%, 6% and 12% correspond to net annual rates of -1.66%, 4.34% and 10.34%, respectively, during the first 10 Policy Years; -1.36%, 4.64% and 10.64%, respectively, thereafter taking into account the current Daily Risk Percentage charge and the assumed 0.86% charge for the Funds' advisory fees and operating expenses; and -1.76%, 4.24% and 10.24%, respectively, taking into account the guaranteed Daily Risk Percentage charge.

    The hypothetical returns shown in the tables do not reflect any charges for income taxes against the Variable Account since no charges are currently made. If, in the future, such charges are made, in order to produce the illustrated death benefits and Cash Values, the gross annual investment rate of return would have to exceed 0%, 6% or 12% by a sufficient amount to cover the tax charges.

    The second column of each table shows the amount which would accumulate if an amount equal to each premium were invested and earned interest, after taxes, at 5% per year, compounded annually.

    We will furnish upon request a comparable table using any specific set of circumstances. In addition to a table assuming policy charges at their maximum, we will furnish a table assuming current policy charges.

                                    TABLE 1
                  SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
                   FUTURITY VARIABLE UNIVERSAL LIFE INSURANCE
                      MALE, PREFERRED, AGE 45, NON TOBACCO
                         $250,000 SPECIFIED FACE AMOUNT
                            ANNUAL PREMIUM $3,500.00
                             DEATH BENEFIT OPTION A
                             CURRENT POLICY CHARGES

                                 HYPOTHETICAL 0%                     HYPOTHETICAL 6%                   HYPOTHETICAL 12%
                             GROSS INVESTMENT RETURN             GROSS INVESTMENT RETURN            GROSS INVESTMENT RETURN
          PREMIUMS                 NET -1.66%                           NET 4.34%                         NET 10.34%
          PAID PLUS    -----------------------------------    ------------------------------   ---------------------------------
          INTEREST       CASH                                   CASH                             CASH
 POLICY     AT 5%      SURRENDER     ACCOUNT       DEATH      SURRENDER    ACCOUNT    DEATH    SURRENDER    ACCOUNT      DEATH
  YEAR    PER YEAR       VALUE        VALUE       BENEFIT       VALUE       VALUE    BENEFIT     VALUE       VALUE      BENEFIT
 ------   ---------    ---------    ---------    ---------    ---------    -------   -------   ---------   ---------   ---------
      1     3,675          608        2,543        250,000        784       2,719    250,000        960        2,895     250,000
      2     7,534        3,053        4,988        250,000      3,564       5,499    250,000      4,096        6,031     250,000
      3    11,585        5,394        7,329        250,000      6,400       8,335    250,000      7,493        9,428     250,000
      4    15,840        7,652        9,587        250,000      9,316      11,251    250,000     11,197       13,132     250,000
      5    20,307        9,829       11,764        250,000     12,317      14,252    250,000     15,246       17,181     250,000
      6    24,997       12,255       13,867        250,000     15,735      17,347    250,000     20,004       21,617     250,000
      7    29,922       14,609       15,899        250,000     19,254      20,544    250,000     25,194       26,484     250,000
      8    35,093       16,886       17,854        250,000     22,875      23,842    250,000     30,858       31,825     250,000
      9    40,523       19,081       19,726        250,000     26,594      27,239    250,000     37,039       37,684     250,000
     10    46,224       21,180       21,502        250,000     30,403      30,726    250,000     43,785       44,108     250,000
     11    52,210       23,211       23,211        250,000     34,365      34,365    250,000     51,257       51,257     250,000
     12    58,495       24,762       24,762        250,000     38,052      38,052    250,000     59,077       59,077     250,000
     13    65,095       26,125       26,125        250,000     41,765      41,765    250,000     67,624       67,624     250,000
     14    72,025       27,292       27,292        250,000     45,497      45,497    250,000     76,987       76,987     250,000
     15    79,301       28,253       28,253        250,000     49,244      49,244    250,000     87,263       87,263     250,000
     16    86,941       28,933       28,933        250,000     52,944      52,944    250,000     98,522       98,522     250,000
     17    94,963       29,431       29,431        250,000     56,688      56,688    250,000    110,974      110,974     250,000
     18   103,387       29,728       29,728        250,000     60,470      60,470    250,000    124,771      124,771     250,000
     19   112,231       29,810       29,810        250,000     64,284      64,284    250,000    140,089      140,089     250,000
     20   121,517       29,655       29,655        250,000     68,120      68,120    250,000    157,133      157,133     250,000
 Age 60    79,301       28,253       28,253        250,000     49,244      49,244    250,000     87,263       87,263     250,000
 Age 65   121,517       29,655       29,655        250,000     68,120      68,120    250,000    157,133      157,133     250,000
 Age 70   175,397       24,284       24,284        250,000     87,203      87,203    250,000    276,498      276,498     320,738
 Age 75   244,163        7,108        7,108        250,000    104,506      104,506   250,000    473,736      473,736     506,898

(1) Assumes a $3,500.00 premium is paid at the beginning of each Policy Year. Values will be different if premiums are paid with a different frequency or in different amounts.

(2) Assumes that no policy loans have been made. Excessive loans or partial surrenders may cause this Policy to lapse due to insufficient Policy Value.

    THE HYPOTHETICAL INVESTMENT RATES OF RETURN ARE ILLUSTRATIVE ONLY, AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN, AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY A POLICY OWNER, AND THE DIFFERENT INVESTMENT RATES OF RETURN FOR THE FUNDS. THE CASH SURRENDER VALUE AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF INVESTMENT RETURN AVERAGED 0%, 6%, AND 12% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE AND BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. THEY WOULD ALSO BE DIFFERENT IF ANY POLICY LOANS OR PARTIAL SURRENDERS WERE MADE. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL INVESTMENT RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                                    TABLE 2
                  SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
                   FUTURITY VARIABLE UNIVERSAL LIFE INSURANCE
                      MALE, PREFERRED, AGE 55, NON TOBACCO
                         $250,000 SPECIFIED FACE AMOUNT
                            ANNUAL PREMIUM $5,675.00
                             DEATH BENEFIT OPTION A
                             CURRENT POLICY CHARGES

                                 HYPOTHETICAL 0%                     HYPOTHETICAL 6%                   HYPOTHETICAL 12%
                             GROSS INVESTMENT RETURN             GROSS INVESTMENT RETURN            GROSS INVESTMENT RETURN
          PREMIUMS                 NET -1.66%                           NET 4.34%                         NET 10.34%
          PAID PLUS    -----------------------------------    ------------------------------   ---------------------------------
          INTEREST       CASH                                   CASH                             CASH
 POLICY     AT 5%      SURRENDER     ACCOUNT       DEATH      SURRENDER    ACCOUNT    DEATH    SURRENDER    ACCOUNT      DEATH
  YEAR    PER YEAR       VALUE        VALUE       BENEFIT       VALUE       VALUE    BENEFIT     VALUE       VALUE      BENEFIT
 ------   ---------    ---------    ---------    ---------    ---------    -------   -------   ---------   ---------   ---------
      1     5,959        1,195        4,007        250,000      1,476       4,289    250,000      1,758        4,571     250,000
      2    12,215        5,052        7,864        250,000      5,867       8,679    250,000      6,718        9,530     250,000
      3    18,785        8,759       11,572        250,000     10,364      13,176    250,000     12,107       14,920     250,000
      4    25,683       12,303       15,116        250,000     14,958      17,770    250,000     17,960       20,773     250,000
      5    32,926       15,681       18,493        250,000     19,648      22,461    250,000     24,325       27,137     250,000
      6    40,531       19,361       21,704        250,000     24,911      27,254    250,000     31,730       34,074     250,000
      7    48,516       22,855       24,730        250,000     30,262      32,137    250,000     39,754       41,629     250,000
      8    56,901       26,155       27,562        250,000     35,700      37,107    250,000     48,464       49,870     250,000
      9    65,705       29,245       30,182        250,000     41,215      42,153    250,000     57,930       58,868     250,000
     10    74,949       32,081       32,549        250,000     46,773      47,241    250,000     68,211       68,680     250,000
     11    84,655       34,709       34,709        250,000     52,474      52,474    250,000     79,582       79,582     250,000
     12    94,846       36,651       36,651        250,000     57,816      57,816    250,000     91,619       91,619     250,000
     13   105,547       38,319       38,319        250,000     63,229      63,229    250,000    104,908      104,908     250,000
     14   116,783       39,672       39,672        250,000     68,692      68,692    250,000    119,609      119,609     250,000
     15   128,581       40,656       40,656        250,000     74,176      74,176    250,000    135,909      135,909     250,000
     16   140,969       40,614       40,614        250,000     79,139      79,139    250,000    153,725      153,725     250,000
     17   153,976       40,124       40,124        250,000     84,083      84,083    250,000    173,699      173,699     250,000
     18   167,634       39,142       39,142        250,000     88,999      88,999    250,000    196,204      196,204     250,000
     19   181,974       37,613       37,613        250,000     93,876      93,876    250,000    221,690      221,690     250,000
     20   197,032       35,466       35,466        250,000     98,695      98,695    250,000    250,522      250,522     268,058
 Age 60   128,581       15,681       18,493        250,000     19,648      22,461    250,000     24,325       27,137     250,000
 Age 65   197,032       32,081       32,549        250,000     46,773      47,241    250,000     68,211       68,680     250,000
 Age 70   284,394       40,656       40,656        250,000     74,176      74,176    250,000    135,909      135,909     250,000
 Age 75   395,892       35,466       35,466        250,000     98,695      98,695    250,000    250,522      250,522     268,058

(1) Assumes a $5,675.00 premium is paid at the beginning of each Policy Year. Values will be different if premiums are paid with a different frequency or in different amounts.

(2) Assumes that no policy loans have been made. Excessive loans or partial surrenders may cause this Policy to lapse due to insufficient Policy Value.

    THE HYPOTHETICAL INVESTMENT RATES OF RETURN ARE ILLUSTRATIVE ONLY, AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN, AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY A POLICY OWNER, AND THE DIFFERENT INVESTMENT RATES OF RETURN FOR THE FUNDS. THE CASH SURRENDER VALUE AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF INVESTMENT RETURN AVERAGED 0%, 6%, AND 12% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE AND BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. THEY WOULD ALSO BE DIFFERENT IF ANY POLICY LOANS OR PARTIAL SURRENDERS WERE MADE. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL INVESTMENT RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                                    TABLE 3
                  SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
                   FUTURITY VARIABLE UNIVERSAL LIFE INSURANCE
                      MALE, PREFERRED, AGE 45, NON TOBACCO
                         $250,000 SPECIFIED FACE AMOUNT
                           ANNUAL PREMIUM: $3,500.00
                             DEATH BENEFIT OPTION A
                           GUARANTEED POLICY CHARGES

                                 HYPOTHETICAL 0%                     HYPOTHETICAL 6%                   HYPOTHETICAL 12%
                             GROSS INVESTMENT RETURN             GROSS INVESTMENT RETURN            GROSS INVESTMENT RETURN
          PREMIUMS                 NET -1.76%                           NET 4.24%                         NET 10.24%
          PAID PLUS    -----------------------------------    ------------------------------   ---------------------------------
          INTEREST       CASH                                   CASH                             CASH
 POLICY     AT 5%      SURRENDER     ACCOUNT       DEATH      SURRENDER    ACCOUNT    DEATH    SURRENDER    ACCOUNT      DEATH
  YEAR    PER YEAR       VALUE        VALUE       BENEFIT       VALUE       VALUE    BENEFIT     VALUE       VALUE      BENEFIT
 ------   ---------    ---------    ---------    ---------    ---------    -------   -------   ---------   ---------   ---------
      1     3,675          348        2,283        250,000        514       2,449    250,000        680        2,615     250,000
      2     7,534        2,533        4,468        250,000      3,007       4,942    250,000      3,502        5,437     250,000
      3    11,585        4,618        6,553        250,000      5,544       7,479    250,000      6,551        8,486     250,000
      4    15,840        6,600        8,535        250,000      8,123      10,058    250,000      9,847       11,782     250,000
      5    20,307        8,742       10,407        250,000     10,737      12,672    250,000     13,410       15,345     250,000
      6    24,997       10,556       12,169        250,000     13,709      15,321    250,000     17,587       19,200     250,000
      7    29,922       12,515       13,805        250,000     16,702      17,992    250,000     22,075       23,365     250,000
      8    35,093       14,335       15,303        250,000     19,704      20,672    250,000     26,894       28,862     250,000
      9    40,523       16,007       16,652        250,000     22,704      23,349    250,000     32,072       32,717     250,000
     10    46,224       17,512       17,835        250,000     25,685      26,008    250,000     37,633       37,955     250,000
     11    52,210       18,836       18,836        250,000     28,631      28,631    250,000     43,609       43,609     250,000
     12    58,495       19,644       19,644        250,000     31,206      31,206    250,000     49,718       49,718     250,000
     13    65,095       20,250       20,250        250,000     33,723      33,723    250,000     56,333       56,333     250,000
     14    72,025       20,640       20,640        250,000     36,169      36,169    250,000     63,510       63,510     250,000
     15    79,301       20,791       20,791        250,000     38,518      38,518    250,000     71,304       71,304     250,000
     16    86,941       20,676       20,676        250,000     40,744      40,744    250,000     79,782       79,782     250,000
     17    94,963       20,266       20,266        250,000     42,817      42,817    250,000     89,018       89,018     250,000
     18   103,387       19,521       19,521        250,000     44,698      44,698    250,000     99,102       99,102     250,000
     19   112,231       18,392       18,392        250,000     46,336      46,336    250,000    110,133      110.133     250,000
     20   121,517       16,824       16,824        250,000     47,677      47,677    250,000    122,234      122,234     250,000
 Age 60    79,301       20,791       20,791        250,000     38,518      38,518    250,000     71,304       71,304     250,000
 Age 65   121,517       16,824       16,824        250,000     47,677      47,677    250,000    122,234      122,234     250,000
 Age 70   175,397          471          471        250,000     47,900      47,900    250,000    205,732      205,732     250,000
 Age 75   244,163        --           --           250,000     26,998      26,996    250,000    348,448      348,448     372,839

(1) Assumes a $3,500.00 premium is paid at the beginning of each Policy Year. Values will be different if premiums are paid with a different frequency or in different amounts.

(2) Assumes that no policy loans have been made. Excessive loans or partial surrenders may cause this Policy to lapse due to insufficient Policy Value.

    THE HYPOTHETICAL INVESTMENT RATES OF RETURN ARE ILLUSTRATIVE ONLY, AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN, AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY A POLICY OWNER, AND THE DIFFERENT INVESTMENT RATES OF RETURN FOR THE FUNDS. THE CASH SURRENDER VALUE AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF INVESTMENT RETURN AVERAGED 0%, 6%, AND 12% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE AND BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. THEY WOULD ALSO BE DIFFERENT IF ANY POLICY LOANS OR PARTIAL SURRENDERS WERE MADE. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL INVESTMENT RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                                    TABLE 4
                  SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
                   FUTURITY VARIABLE UNIVERSAL LIFE INSURANCE
                      MALE, PREFERRED, AGE 55, NON TOBACCO
                         $250,000 SPECIFIED FACE AMOUNT
                           ANNUAL PREMIUM: $5,675.00
                             DEATH BENEFIT OPTION A
                           GUARANTEED POLICY CHARGES

                                 HYPOTHETICAL 0%                     HYPOTHETICAL 6%                   HYPOTHETICAL 12%
                             GROSS INVESTMENT RETURN             GROSS INVESTMENT RETURN            GROSS INVESTMENT RETURN
          PREMIUMS                 NET -1.76%                           NET 4.24%                         NET 10.24%
          PAID PLUS    -----------------------------------    ------------------------------   ---------------------------------
          INTEREST       CASH                                   CASH                             CASH
 POLICY     AT 5%      SURRENDER     ACCOUNT       DEATH      SURRENDER    ACCOUNT    DEATH    SURRENDER    ACCOUNT      DEATH
  YEAR    PER YEAR       VALUE        VALUE       BENEFIT       VALUE       VALUE    BENEFIT     VALUE       VALUE      BENEFIT
 ------   ---------    ---------    ---------    ---------    ---------    -------   -------   ---------   ---------   ---------
      1     5,959          363        3,175        250,000        614       3,427    250,000        867        3,680     250,000
      2    12,215        3,312        6,124        250,000      4,014       6,826    250,000      4,749        7,561     250,000
      3    18,785        6,029        8,842        250,000      7,378      10,190    250,000      8,849       11,662     250,000
      4    25,683        8,506       11,318        250,000     10,693      13,506    250,000     13,183       15,995     250,000
      5    32,926       10,719       13,532        250,000     13,936      16,748    250,000     17,756       20,569     250,000
      6    40,531       13,118       15,461        250,000     17,549      19,893    250,000     23,048       25,391     250,000
      7    48,516       15,205       17,080        250,000     21,034      22,909    250,000     28,596       30,471     250,000
      8    56,901       16,949       18,355        250,000     24,352      25,758    250,000     34,408       35,815     250,000
      9    65,705       18,306       19,244        250,000     27,455      28,392    250,000     40,485       41,423     250,000
     10    74,949       19,227       19,696        250,000     30,287      30,756    250,000     46,830       47,299     250,000
     11    84,655       19,669       19,669        250,000     32,797      32,797    250,000     53,458       53,458     250,000
     12    94,846       19,123       19,123        250,000     34,468      34,468    250,000     59,931       59,931     250,000
     13   105,547       18,011       18,011        250,000     35,712      35,712    250,000     66,753       66,753     250,000
     14   116,783       16,281       16,281        250,000     36,466      36,466    250,000     73,972       73,972     250,000
     15   128,581       13,861       13,861        250,000     36,645      36,645    250,000     81,637       81,637     250,000
     16   140,969       10,639       10,639        250,000     36,125      36,125    250,000     89,793       89,793     250,000
     17   153,976        6,330        6,330        250,000     34,619      34,619    250,000     98,396       98,396     250,000
     18   167,634        1,031        1,031        250,000     32,172      32,172    250,000    107,688      107,688     250,000
     19   181,974        --           --           250,000     28,403      28,403    250,000    117,667      117,667     250,000
     20   197,032        --           --           250,000     23,009      23,009    250,000    128,465      128,465     250,000
 Age 60   128,581       10,719       13,532        250,000     13,936      16,748    250,000     17,756       20,569     250,000
 Age 65   197,032       19,227       19,696        250,000     30,287      30,756    250,000     46,830       47,299     250,000
 Age 70   284,394       13,861       13,861        250,000     36,645      36,645    250,000     81,637       81,637     250,000
 Age 75   395,892        --           --           250,000     23,009      23,009    250,000    128,465      128,465     250,000

(1) Assumes a $5,675.00 premium is paid at the beginning of each Policy Year. Values will be different if premiums are paid with a different frequency or in different amounts.

(2) Assumes that no policy loans have been made. Excessive loans or partial surrenders may cause this Policy to lapse due to insufficient Policy Value.

    THE HYPOTHETICAL INVESTMENT RATES OF RETURN ARE ILLUSTRATIVE ONLY, AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN, AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY A POLICY OWNER, AND THE DIFFERENT INVESTMENT RATES OF RETURN FOR THE FUNDS. THE CASH SURRENDER VALUE AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF INVESTMENT RETURN AVERAGED 0%, 6%, AND 12% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE AND BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. THEY WOULD ALSO BE DIFFERENT IF ANY POLICY LOANS OR PARTIAL SURRENDERS WERE MADE. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL INVESTMENT RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

    You can review and copy the complete registration statement which contains additional information about us, the Policy and the Variable Account at the SEC's Public Reference Room in Washington, D.C. To find out more about this public service, call the SEC at 1-800-SEC-0330. Reports and other information about the Policy and its mutual fund investment options are also available on the SEC's website (www.sec.gov), or you can receive copies of this information, for a fee, by writing the Public Reference Section, Securities and Exchange Commission, Washington, D.C. 20549-6009.

                    Investment Company Act File No. 811-9137

                                     PART II

                           UNDERTAKING TO FILE REPORTS

     Subject to the terms and conditions of Section 15(d) of the Securities Exchange Act of 1934, the undersigned Registrant hereby undertakes to file with the Securities and Exchange Commission such supplementary and periodic information, documents, and reports as may be prescribed by any rule or regulation of the Commission heretofore or hereafter duly adopted pursuant to authority conferred in that section.

                    REPRESENTATION OF REASONABLENESS OF FEES

     Sun Life Assurance Company of Canada (U.S.) ("Sun Life of Canada (U.S.)") hereby represents that the aggregate fees and charges under the Policy are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Sun Life of Canada (U.S.).

                         UNDERTAKING ON INDEMNIFICATION

     Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the depositor pursuant to its certificate of incorporation, bylaws, or otherwise, the depositor has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the depositor of expenses incurred or paid by a director, officer or controlling person of the depositor in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the depositor will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the act and will be governed by the final adjudication of such issue.

                          CONTENTS OF REGISTRATION STATEMENT

     This Registration Statement comprises the following papers and documents:

          The facing sheet.

          The prospectuses consisting of 107 pages.

          The undertaking to file reports.

          Representation of reasonableness of fees.

          The Rule 484 undertaking.

          The signatures.

          Written consents of the following persons:

               Roy P. Creedon, Esq. (Exhibit 2)
               Georges C. Rouhart, FSA, MAAA (Exhibit 6)
               Deloitte & Touche LLP (Exhibit 7)

          The following exhibits:

1. Copies of all exhibits required by paragraph A of instructions for Exhibits to Form N-8B-2:

     (1)(a) Resolutions of the Board of Directors of Sun Life Assurance Company of Canada (U.S.), dated October 29, 1998, authorizing the establishment of one or more separate accounts*


     (1)(b) Record of Action, dated December 1, 1998, authorizing the establishment of Sun Life of Canada (U.S.) Variable Account I*

     (1)(c) Record of Action, dated March 30, 1999, relating to the establishment of Sun Life of Canada (U.S.) Variable Account I**

     (2)  Not applicable

     (3)(a)    Form of Marketing Coordination Agreement**


     (3)(b)    Specimen Sales Operations and General Agent Agreement**


     (3)(c)    Schedule of Sales Commissions****

     (4)       Not applicable

     (5)(a) Form of Flexible Premium Combination Fixed and Variable Life Insurance Policy****


     (5)(b)    Form of Accelerated Benefits Rider**


     (5)(c)    Form of Accidental Death Benefit Rider**


     (5)(d)    Form of Payment of Stipulated Amount Rider**

   (5)(e)      Form of Waiver of Monthly Deductions Rider**

   (6)(a)      Certificate of Incorporation of Sun Life of Canada (U.S.)***

   (6)(b)      Bylaws of Sun Life of Canada (U.S.)***

   (7)         Not applicable

   (8)(a)(i) Form of Participation Agreement by and among AIM Variable Insurance Funds, Inc., AIM Distributors, Inc., Sun Life Assurance Company of Canada (U.S.), and Clarendon Insurance Agency, Inc.**

   (8)(a)(ii) Amendment No. 1 to Participation Agreement by and among AIM Variable Insurance Funds, Inc., AIM Distributors, Inc., Sun Life Assurance Company of Canada (U.S.), and Clarendon Insurance Agency, Inc.**

   (8)(a)(iii) Amendment No. 2 to Participation Agreement by and among AIM
               Variable Insurance Funds, Inc., AIM Distributors, Inc., Sun Life Assurance Company of Canada (U.S.), and Clarendon Insurance Agency, Inc.**


   (8)(b) Form of Participation Agreement by and among The Alger American Fund, Sun Life Assurance Company of Canada (U.S.), and Fred Alger and Company, Incorporated**


   (8)(c) Form of Participation Agreement by and among Goldman Sachs Variable Insurance Trust, Goldman, Sachs & Co., and Sun Life Assurance Company of Canada (U.S.)**


   (8)(d) Form of Participation Agreement by and among MFS/Sun Life Series Trust, Sun Life Assurance Company of Canada (U.S.), and Massachusetts Financial Services Company**


   (8)(e) Form of Participation Agreement by and among Sun Life Assurance Company of Canada (U.S.), OCC Accumulation Trust, and OCC Distributors**


   (8)(f) Form of Participation Agreement by and among Sun Life Assurance Company of Canada (U.S.), Sun Capital Advisers Trust, and Sun Capital Advisers, Inc.**

   (9)         Not applicable

   (10) Form of Application for Flexible Premium Combination Fixed and Variable Life Insurance Policy****


   (11) Memorandum describing Sun Life of Canada (U.S.)'s Issuance, Transfer and Redemption Procedures****


2. Opinion and Consent of Counsel as to the Legality of the Securities Being Registered**


3.   None

4.   Not applicable

5.   Not applicable

6.   Opinion and Consent of Georges C. Rouhart, FSA, MAAA


7.   Consent of Deloitte & Touche LLP, Independent Public Accountants


8.   Powers of Attorney*

__________

* Incorporated herein by reference to the Registration Statement of Sun Life of Canada (U.S.) Variable Account I on Form S-6, File
     No. 333-68601, filed with the Securities and Exchange Commission on December 9, 1998

** Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Registration Statement of Sun Life of Canada (U.S.) Variable Account I on Form S-6, File No. 333-68601, filed with the Securities and Exchange Commission on April 27, 1999

*** Incorporated by reference to the Registration Statement of Sun Life of Canada (U.S.) Variable Account F on Form N-4, File No. 333-37907, filed with the Securities and Exchange Commission on October 14, 1997

**** Incorporated herein by reference to Post-Effective Amendment No. 1 to the Registration Statement of Sun Life of Canada (U.S.) Variable Account I on Form S-6, File No. 333-68601, filed with the Securities and Exchange Commission on August 12, 1999.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it meets all of the requirements for effectiveness of this registration statement pursuant to Rule 485(b) under the Securities
Act of 1933 and has duly caused this registration statement to be signed on its behalf by the undersigned thereunto duly authorized, and attested, all in the town of Wellesley, and the Commonwealth of Massachusetts on the 25th day of August, 1999.

                                    SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT I
                                    (Registrant)

                                    By:  SUN LIFE ASSURANCE COMPANY OF
                                         CANADA (U.S.)
                                         (Depositor)

                                    By:  /s/ C. James Prieur
                                         ---------------------------------------
                                         C. James Prieur, President
Attest:  /s/ Ellen B. King
         ------------------------
         Ellen B. King, Secretary

     Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons and in the capacities and on the dates indicated.

/s/ C. James Prieur                 President and Director
-------------------------           (Principal Executive Officer)
C. James Prieur

/s/ Robert P. Vrolyk                Vice President, Finance, Actuary and
-------------------------           Treasurer (Principal Financial &
Robert P. Vrolyk                    Accounting Officer)

*/s/ Donald A. Stewart              Chairman and Director
-------------------------
Donald A. Stewart

                                    Director
-------------------------
Gregory W. Gee

*/s/ M. Colyer Crum                 Director
-------------------------
M. Colyer Crum

*/s/ Richard B. Bailey              Director
-------------------------
Richard B. Bailey

*/s/ David D. Horn                  Director
-------------------------
David D. Horn


/s/ James A. McNulty, III           Senior Vice President and
-------------------------           General Manager and
James A. McNulty, III                Director

*/s/ Angus A. MacNaughton           Director
-------------------------
Angus A. MacNaughton

*/s/ S. Caesar Raboy                Director
-------------------------
S. Caesar Raboy

By:  /s/ Ellen B. King                                          August 25, 1999
     -----------------------------------
         Ellen B. King, Attorney-In-Fact

* By Ellen B. King pursuant to Powers of Attorney filed with the Registration Statement of Sun Life of Canada (U.S.) Variable Account I on form S-6,
   File No. 333-68601 filed with the Securities and Exchange Commission on December 9, 1998.

                                 EXHIBIT INDEX

EXHIBIT NO.

1.A(1)(a)      Resolution of the Board of Directors of Sun Life Assurance
               Company of Canada (U.S.), dated October 29, 1998, authorizing the establishment of one or more separate accounts*

1.A(1)(b)      Record of Action, dated December 1, 1998, authorizing the
               establishment of Sun Life of Canada (U.S.) Variable Account I*

1.A(1)(c)      Record of Action, dated March 30, 1999, relating to the
               establishment of Sun Life of Canada (U.S.) Variable Account I*

1.A(3)(a)      Form of Marketing Coordination Agreement*

1.A(3)(b)      Specimen Sales Operations and General Agent Agreement*

1.A(3)(c)      Schedule of Sales Commissions*

1.A(5)(a)      Form of Flexible Premium Combination Fixed and Variable Life
               Insurance Policy*
1.A(5)(b)      Form of Accelerated Benefits Rider*

1.A(5)(c)      Form of Accidental Death Benefit Rider*

1.A(5)(d)      Form of Payment of Stipulated Amount Rider*

1.A(5)(e)      Form of Waiver of Monthly Deductions Rider*


1.A(6)(a)      Certificate of Incorporation of Sun Life Assurance Company of
               Canada (U.S.)*

1.A(6)(b)      Bylaws of Sun Life Assurance Company of Canada (U.S.)*


1.A(8)(a)(i)   Form of Participation Agreement by and among AIM Variable
               Insurance Funds, Inc., AIM Distributors, Inc., Sun Life
               Assurance Company of Canada (U.S.), and Clarendon Insurance
               Agency, Inc.*

1.A(8)(a)(ii)  Amendment No. 1 to Participation Agreement by and among AIM
               Variable Insurance Funds, Inc., AIM Distributors, Inc., Sun Life Assurance Company of Canada (U.S.), and Clarendon Insurance Agency, Inc.*

1.A(8)(a)(iii) Amendment No. 2 to Participation Agreement by and among AIM
               Variable Insurance Funds, Inc., AIM Distributors, Inc., Sun Life Assurance Company of Canada (U.S.), and Clarendon Insurance Agency, Inc.*

1.A(8)(b)      Form of Participation Agreement by and among The Alger American
               Fund, Sun Life Assurance Company of Canada (U.S.), and Fred Alger and Company, Incorporated*

1.A(8)(c)      Form of Participation Agreement by and among Goldman Sachs
               Variable Insurance Trust, Goldman, Sachs & Co., and Sun Life
               Assurance Company of Canada (U.S.)*

1.A(8)(d)      Form of Participation Agreement by and among MFS/Sun Life Series
               Trust, Sun Life Assurance Company of Canada (U.S.), and
               Massachusetts Financial Services Company*

1.A(8)(e)      Form of Participation Agreement by and among Sun Life Assurance
               Company of Canada (U.S.), OCC Accumulation Trust, and OCC
               Distributors*

1.A(8)(f)      Form of Participation Agreement by and among Sun Life Assurance
               Company of Canada (U.S.), Sun Capital Advisers Trust, and Sun
               Capital Advisers, Inc.*

1.A(10) Form of Application for Flexible Premium Combination Fixed and Variable Life Insurance Policy*

1.A(11) Memorandum describing Sun Life Assurance Company of Canada (U.S.)'s Issuance, Transfer and Redemption Procedures*

2. Opinion and Consent of Counsel as to the Legality of the Securities Being Registered*

6.             Opinion and Consent of Georges Rouhart, FSA, MAAA

7.             Consent of Deloitte & Touche LLP, Independent Public Accountants

8.             Powers of Attorney*

--------------
*             Incorporated herein by reference.